                                                                  EXHIBIT 10.19

                        CONFIDENTIAL TREATMENT REQUESTED

         Confidential Portions Of This Agreement Which Have Been Redacted Are Marked With Brackets ("[****]"). The Omitted Material Has Been Filed Separately With The Securities And Exchange Commission.






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                                   COGNEX(R)

                            ASSET PURCHASE AGREEMENT




                                    between




                             WARNER-LAMBERT COMPANY



                                      and




                    FIRST HORIZON PHARMACEUTICAL CORPORATION




                           Dated as of April 14, 2000


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         This ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of
April 14, 2000, by and among WARNER-LAMBERT COMPANY, a Delaware corporation with offices at 201 Tabor Road, Morris Plains, New Jersey 07950 ("Warner-Lambert") and FIRST HORIZON PHARMACEUTICAL CORPORATION, a Delaware corporation with offices at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076 ("Horizon").

                                    RECITALS

          WHEREAS, Warner-Lambert and its Affiliates (as hereinafter defined) are engaged in the business of manufacturing and selling pharmaceutical products and own certain rights related to products containing tacrine hydrochloride (1,2,3,4-tetrahydro-9-acridinamine monohydrochloride monohydrate) as its sole active ingredient in the Territory and listed on Exhibit A hereto (the "Product" or "Cognex");

          WHEREAS, in addition to the Product, Warner-Lambert and its Affiliates also own certain rights related to a once a day control release version of the Product ("Cognex CR"); and

          WHEREAS, the parties hereto intend that Warner-Lambert and each of the Affiliates of Warner-Lambert that will be caused by Warner-Lambert to transfer Assets (as hereinafter defined) pursuant to this Agreement (collectively the "Selling Affiliates") shall sell to Horizon, and Horizon shall purchase from Warner-Lambert and the Selling Affiliates, certain assets related to the Product and Cognex CR upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and agreements hereinafter set forth, and intending to be legally bound, the parties do hereby agree as follows:


                                   ARTICLE 1

                          PURCHASE AND SALE OF ASSETS

          1.1 SALE OF ASSETS. Pursuant to the terms and conditions set forth in this Agreement, Warner-Lambert agrees to sell and to cause the Selling Affiliates to sell, convey, assign, grant, transfer and deliver to Horizon, and Horizon agrees to purchase, acquire and receive from Warner-Lambert and the Selling Affiliates on the date that is three (3) Business Days after the date of receipt of clearance from the Federal Trade Commission for the transactions contemplated by this Agreement or such other date as the parties agree upon in writing (the "Closing Date"), Warner-Lambert's entire interest in all of the following assets related to the Product and Cognex CR (collectively, the "Assets"):

                  1.1.1 Inventory. The inventories of finished Product owned by Warner-Lambert on the Closing Date and held for use in the Territory as specified on Exhibit 1.1.1 hereto (the "Inventory"); provided, that the expiration date for such Inventory of finished Product is at least fifteen (15) months after the Closing Date. Inventory purchased by Horizon hereunder shall be delivered to Horizon as soon as practicable after Closing but in any event no later than fifteen (15) days thereafter;

                   1.1.2 Intellectual Property. The Intellectual Property (as hereinafter defined) and all valid and binding rights under contract to use such Intellectual Property, including without limitation the Intellectual Property listed on Exhibit 1.1.2. As used herein, "Intellectual Property" means, with respect to the Product and Cognex CR, all of the following without limitation and whether registered, issued, pending or in a draft form: all patents, trademarks and trademark rights (the "Trademarks"), service marks and service mark rights, service names and service name rights, brand names, logos, slogans, trade secrets, trade dress, processes, designs, methodologies, technical information and know-how, in each case relating to the manufacture, packaging, development, testing, distribution, marketing, use or sale of such Product;

                  1.1.3 Registrations. All regulatory approvals and applications for regulatory approval for the Product and Cognex CR (including the Marketing Authorizations for the Product) held by Warner-Lambert or its Affiliates (defined below) (collectively, the "Registrations") set forth on Exhibit 1.1.3. Warner-Lambert shall deliver such Registrations to Horizon as soon as practicable after Closing but in any event no later than forty-five (45) days thereafter. As used herein: the term "Affiliate" means (i) any company or entity, more than fifty percent (50%) of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a party; (ii) any Person which owns or controls, directly or indirectly, more than fifty percent (50%) of the voting stock or participating profit interest of a party and (iii) any Person which is under common control with a party hereto and the term "common control" means a third party has direct or indirect ownership of fifty percent (50%) or more of the voting stock or participating profit interest of both the other company or entity and the party to this Agreement; "Marketing Authorization" means the authorization to sell the Product as granted by the relevant Governmental or Regulatory Authority (as hereinafter defined); and "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority. Notwithstanding the foregoing, Warner-Lambert shall be permitted to retain one archive copy of the Registrations;

                  1.1.4 Information and Know-How. All technical information (including the master batch record, analytical methods including validation protocol, and the drug master file), know-how, market research results, and the like specifically relating to the manufacture, packaging, testing, development, distribution, marketing, use or sale of the Product and Cognex CR (including the raw materials used in the manufacture thereof) owned or possessed by Warner-Lambert or the Selling Affiliates on the Closing Date (collectively, the "Information"). The Information, to the extent such Information has not previously been provided to Horizon, shall be transferred as soon as practicable after the Closing Date, but in any event no later than (a) thirty (30) days thereafter with respect to Germany, Greece, France, Spain and Austria (the "Primary Countries"); (b) sixty (60) days thereafter with respect to Australia, Belgium, French Export Countries (Guadaloupe, Martinique, La Reunion, New Caledonia and Tunisia), Hong Kong, Korea, Luxembourg, Portugal, Switzerland, the United States and Puerto Rico (and, together with the Primary Countries, the "Territory"); and (c) ninety (90) days thereafter with respect to countries outside of the Territory. Notwithstanding the foregoing, Warner-Lambert shall retain one archive copy of the Information pursuant to Section 5.14;


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


                  1.1.5 Managed Care Agreements. To the extent their assignment in part is permitted under the terms thereof or by the other party thereto, all Managed Care Agreements (as hereinafter defined), to which Warner-Lambert is a party and which are utilized in connection with the sale of the Product by Warner-Lambert in the United States;

                  1.1.6 Goodwill. All goodwill associated with the Product other than goodwill associated with any trademark, trade name, service mark, service name, slogan or logo used by Warner-Lambert or any of its Affiliates prior to the date hereof and not transferred to Horizon pursuant to this Agreement or any of the other operative agreements which are necessary to completely sell, convey, assign, grant, transfer and deliver the Assets to Horizon (the "Operative Agreements");

                  1.1.7 Prepaid Royalties. All prepaid royalties relating to the Assets and listed in Exhibit 1.1.7; and

                  1.1.8 Promotional Materials. The advertising and promotional materials and sales training materials owned by Warner-Lambert related to the Product (collectively, the "Promotional Materials").

         1.2 EXCLUDED ASSETS. Notwithstanding anything in this Agreement to the contrary, the following assets of Warner-Lambert and the Selling Affiliates (the "Excluded Assets") shall be excluded from and shall not constitute Assets:

                  1.2.1 Accounts Receivable. All trade accounts receivable and all notes, bonds and other evidences of indebtedness and rights to receive payments arising out of sales of the Product prior to the Closing Date, including any rights of Warner-Lambert or its Affiliates with respect to any third party collection procedures or any contract or any other actions which have accrued prior to the Closing Date in connection with the manufacture, sale or use of any Product;

                  1.2.2 Litigation Claims. Any rights (including indemnification), claims and recoveries under litigation of Warner-Lambert or its Affiliates against third parties arising out of or relating to events occurring prior to the Closing Date;

                  1.2.3 Excluded Contract Rights. The rights of Warner-Lambert or any of its Affiliates in, to and under all contracts of any nature, the obligations of Warner-Lambert or any of its Affiliates under which are not expressly assumed by Horizon herein; and

                  1.2.4 Excluded Intellectual Property. Warner-Lambert shall retain the right and title to any Intellectual Property and Information utilized in connection with the manufacture, packaging, testing, development, distribution, marketing, use or sale of any of Warner-Lambert's or its Affiliates' products, other than the Product and Cognex CR, including, but not limited to, those that are also used by Warner-Lambert and its Affiliates on the Product, such as the Parke-Davis trademark, logo and designs.

         1.3 ASSUMED LIABILITIES. Horizon shall assume and agrees to pay, perform and discharge when due the following liabilities and obligations of Warner-Lambert or its Affiliates arising in connection with the Product (the "Assumed Liabilities"):


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


                  1.3.1 Returns. All liabilities and obligations with respect to (i) the returned units of the Product, from and after the date that is twelve (12) months after the Closing Date and (ii) the returned units of the Product during the first twelve (12) months following the Closing Date to the extent such returns exceed $1.8 million;

                  1.3.2 Rebates and Chargebacks. All liabilities and obligations arising from (i) all rebates to state Medicaid and other state and local governmental programs and to pharmacy benefit management companies, health plans, insurance companies, mail service pharmacies and other health care providers based upon the utilization of the Product (collectively, "Rebates") and (ii) all credits, chargebacks, reimbursements, administrative fees and other payments to wholesalers and other distributors, group purchasing organizations, insurers and other institutions (collectively, "Chargebacks"), occurring in the third calendar quarter of 2000 and thereafter, subject to the Rebate and Chargeback Reimbursement (defined below) to be paid to Horizon by Warner-Lambert, provided, however, that Horizon shall not be liable for any Chargebacks or Rebates occurring in the first and second calendar quarters of 2000. For purposes of this Section 1.3.2, Rebates shall be deemed to have occurred in the calendar quarter in which the pharmacy or other applicable entity is reimbursed by Medicaid or other applicable entity and Chargebacks shall be deemed to have occurred in the calendar quarter in which the wholesaler or other applicable entity ships the Product that results in the chargeback. As used herein, "Rebate and Chargeback Reimbursement" shall mean an amount equal to the product of (i) the Rebates and Chargebacks occurring in the third calendar quarter of 2000 and (ii) a fraction, the denominator of which is 92 and the numerator of which is the number of days elapsed in the second quarter through the Closing Date. To the extent that Warner-Lambert is unable to assign any agreement of Warner-Lambert for the payment of Rebates and Chargebacks ("Managed Care Agreements") to Horizon with respect to the Product, Horizon agrees to reimburse Warner-Lambert for the amount of such Rebates and Chargebacks under the Managed Care Agreements paid by Warner-Lambert within thirty (30) days after receipt by Horizon of a written invoice from Warner-Lambert for same;

                  1.3.3 Registrations. All liabilities and obligations with respect to the Registrations arising or incurred from and after the Closing Date, provided, however, with respect to the NDA establishment fee, Horizon shall only be responsible for such fees which are incurred in connection with the period beginning with the first full calendar year following the expiration or earlier termination of the Supply Agreement (as defined herein);

                  1.3.4 Recalls. From and after the Closing Date, all liabilities, obligations and responsibilities relating to voluntary and involuntary recalls of Product sold by Horizon after the Closing Date, except to the extent that such recall is for a failure of the Inventory to meet the product specifications set forth in the Marketing Authorizations as such specifications exist on the date hereof (the "Specifications"), where such failure is due solely to the actions or omissions of Warner-Lambert;

                  1.3.5 Product Liability. From and after the Closing Date, all liabilities, obligations and responsibilities relating to product liability claims or threatened claims relating to Product sold by Horizon after the Closing Date, other than product liability that results from a failure of the Inventory to meet the Specifications, where such failure is due solely to the actions or omissions of Warner-Lambert;

                  1.3.6 Research and Development. All liabilities, obligations and responsibilities

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for any research and development conducted by Horizon and relating to the
Product after the Closing Date; and

                  1.3.7 Product Regulatory Obligations. All liabilities, obligations and responsibilities undertaken by Horizon pursuant to Section 5.4.

         1.4 RETAINED LIABILITIES. Except for the Assumed Liabilities, Horizon shall not assume by virtue of this Agreement or any of the Operative Agreements or the transactions contemplated hereby, and shall have no liability for, any liabilities, debts or obligations of Warner-Lambert of any kind, character or description whatsoever (the "Retained Liabilities").


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                                   ARTICLE 2

                      CONSIDERATION FOR TRANSFER OF ASSETS

         2.1 PURCHASE PRICE. (a) Subject to the terms and conditions of this Agreement, in consideration for the sale and transfer of the Assets, Horizon shall pay to Warner-Lambert (i) a non-refundable payment of Three Million Five Hundred Thousand Dollars ($3,500,000) payable to Warner-Lambert on the Closing Date, (ii) One Million Five Hundred Thousand Dollars ($1,500,000) payable to Warner-Lambert upon the approval by the United States Food and Drug Administration (the "FDA") of a new drug application ("NDA") for Cognex CR in the United States which includes an approved package insert with the attributes provided in Exhibit 2.1, as adjusted by the Price Adjustment described in
Section 2.1(b) below, if any; provided, however, that Horizon shall not be required to seek approval of the NDA for Cognex CR from the FDA, and (iii) an amount equal to the value of the Inventory transferred to Horizon pursuant to the terms of this Agreement based on the Closing Inventory Value (as defined below) payable to Warner-Lambert within thirty (30) days after the Closing Date. The amounts set forth in Section 2.1 (a)(i), (ii) and (iii) are hereinafter referred to collectively as the "Purchase Price". As used herein, "Business Day" means a day during which banks are generally open for business in New York and "Closing Inventory Value" means the value of the Inventory (including samples) as of the Closing Date based on Warner-Lambert's calculation of the standard cost of the Product.

          (b) The amount payable pursuant to Section 2.1(a)(ii) above will be reduced by an amount which is equal to the product of (i) total third-party out-of-pocket expenses, reasonably incurred by Horizon relating to (A) the performance by or on behalf of Horizon of additional studies in connection with the approval of the NDA for Cognex CR to the extent required by the FDA (including, but not limited to, manufacturing costs in connection with the manufacture of trial batches of the Product and costs of literature searches and analysis required for such studies) plus (B) returns incurred during the twelve
(12) month period following the Closing Date for Product sold prior to the Closing Date by Warner-Lambert in an aggregate amount greater than $1.8 million but less than $2.8 million ("Total Expense") and (ii) the applicable Factor (as hereinafter defined) (the "Price Adjustment"). "Factor" shall be determined as follows: if Total Expense is (i) less than or equal to $200,000 then the factor will be 1.35, and (ii) greater than $200,000 and less than or equal to $500,000 then the factor will be 1.50. If Total Expenses is greater than $500,000 then Horizon will not have any obligation to pay the amount set forth in Section 2.1(a)(ii). Under no circumstances shall Warner-Lambert incur any obligation to pay Horizon as a result of the calculation of the Price Adjustment. Warner-Lambert makes no representation or warranty that the NDA for Cognex CR will be accepted for filing or approved by the FDA.

         (c) Within thirty (30) days of the approval of the NDA for Cognex CR, Horizon shall prepare and deliver to Warner-Lambert a written report showing the components of Total Expenses (including returns) and the amount payable pursuant to Section 2.1(a)(ii), if any (the "Report"). Concurrently with the submission of such written report, Horizon shall pay Warner-Lambert the amount shown to be due thereon; provided, however, if the NDA for Cognex CR is approved by the FDA during the twelve month period following the Closing Date, Horizon shall prepare the Report within thirty (30) days following the end of such twelve (12) month period.

         (d) Horizon shall keep accurate records in sufficient detail to determine the amount payable under Section 2.1(a)(ii). Warner-Lambert may designate an independent public accountant mutually acceptable to Warner-Lambert and Horizon to review such records to verify


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the accuracy of information provided to Warner-Lambert. Warner-Lambert shall pay the cost of any review of records conducted at the request of Warner-Lambert under this Section; provided, however, that if the independent public accountant conducting the review concludes that the amount payable under
Section 2.1(a)(ii) was understated by 5% or more, Horizon shall pay the cost of such review.

         (e) All payments under this Section shall be made by wire transfer or other immediately available funds to an account indicated by Warner-Lambert.

         2.2 ALLOCATION. The parties agree to allocate the Purchase Price among the Assets in accordance with Exhibit 2.2.

         2.3 CLOSING. The Closing shall take place at 11:00 a.m. EDT at 201 Tabor Road, Morris Plains, New Jersey on the Closing Date or at such time and place as the parties hereto may otherwise mutually agree.


                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         3.1 LEGAL AUTHORITY. Each party represents and warrants that it has the legal power, authority and right to enter into this Agreement and to perform its respective obligations set forth herein.

         3.2 NO CONFLICTS. Each party represents and warrants that it is not a party to any agreement or arrangement with any third party or under any obligation or restriction, including pursuant to its Articles of Incorporation, By-Laws or other organizational documents, which in any way limits or conflicts with its ability to fulfill any of its obligations set forth herein.

         3.3 TITLE TO ASSETS. Warner-Lambert hereby represents and warrants that: (i) it or the applicable Selling Affiliate has good and marketable title to the Assets, free and clear of all liens; (ii) to its knowledge, except as set forth in Exhibit 1.1.2, no sublicenses have been granted to any third party with respect to the Assets; and (iii) to its knowledge, there are no adverse claims of ownership to the Assets.

         3.4 INTELLECTUAL PROPERTY RIGHTS. (a) Except as disclosed in Licenses Out listed on Exhibit 1.1.2, (i) Warner-Lambert and its Affiliates has the exclusive right to use the Trademarks and (ii) all registrations with and applications to Governmental or Regulatory Authorities in respect of such Trademarks are valid and in full force and effect.


         (b) Warner-Lambert hereby represents and warrants that, to its knowledge without any inquiry of third parties, there are no patents, trademarks, trade names or copyrights or any other proprietary rights of any third person which would be infringed by the manufacture, use or sale of the Product in the Territory.


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         3.5 INVENTORY. The Inventory will be of salable quality, will meet the
Specifications, have been manufactured in accordance with current good manufacturing practices and other applicable law.

         3.6 LITIGATION. (a) Warner-Lambert hereby represents and warrants that, to its knowledge, there is no litigation, action, suit, inquiry, investigation, arbitration or other proceeding pending or threatened against Warner-Lambert or its Affiliates specifically with respect to the Product, the Assets or Warner-Lambert's right and ability to consummate the transaction contemplated by this Agreement, nor does Warner-Lambert know of any basis for any such proceedings, investigations or inquiries.

         (b) Horizon hereby represents and warrants that, to its knowledge, there is no litigation, action, suit, inquiry, investigation, arbitration or other proceeding pending or threatened against Horizon with respect to its right and ability to consummate the transactions contemplated by this Agreement.

         3.7 CONSENTS AND APPROVALS. (a) Except as disclosed in Exhibit 3.7(a), no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority (as hereinafter defined) or any third party on the part of Warner-Lambert or any Selling Affiliate is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice will not adversely affect the ability of Warner-Lambert to consummate the transactions contemplated by this Agreement or the ability of Warner-Lambert or any Selling Affiliate to consummate the transactions contemplated by any Operative Agreement or to perform its obligations hereunder or thereunder, or have a material adverse effect on the condition of the Business or impair the ability of Horizon to operate the Business in the ordinary course, and (ii) those as would be required solely as a result of the identity or the legal or regulatory status of Horizon or any of its Affiliates. As used herein, "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any relevant country, state, province, county, city or other political subdivision.

         (b) Except as disclosed in Exhibit 3.7(b), no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority (as hereinafter defined) or any third party on the part of Horizon is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice will not adversely affect the ability of Horizon to consummate the transactions contemplated by this Agreement or the ability of Horizon to consummate the transactions contemplated by any Operative Agreement or to perform its obligations hereunder or thereunder.

         (c) The parties acknowledge that transfer of the NDA for the Product will not be completed until receipt and acceptance by the FDA of the Warner-Lambert Assignment Letters and the Horizon Assumption Letters.

         3.8 HORIZON'S REPRESENTATION AND WARRANTY REGARDING THE PRODUCT. Horizon represents and warrants that it and its Affiliates have not manufactured, used or sold the


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Product anywhere worldwide or used the Trademarks anywhere worldwide prior to the Closing Date. Horizon hereby acknowledges that it has been afforded the opportunity to conduct due diligence with respect to the Product and to secure such information from Warner-Lambert with respect to the Product as it deems necessary to evaluate the merits of entering into the transactions contemplated in this Agreement.

         3.9 NO BROKERAGE FEE. Each party represents and warrants that no broker, financial advisor or other Person is entitled to any brokerage fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby.

         3.10 MANAGED CARE AGREEMENTS. Warner-Lambert represents and warrants that the agreements of Warner-Lambert with the customers listed on Exhibit 3.10 hereto are all the Managed Care Agreements as of April 14, 2000. Also set forth on Exhibit 3.10 are the rebate and/or discount terms with respect to each such Managed Care Agreement as of April 14, 2000. Warner-Lambert shall deliver a revised Exhibit 3.10 at the Closing listing all the Managed Care Agreements as of the Closing Date. Each party will use its best efforts to notify the customers set forth on Exhibit 3.10 that the Product has been transferred to Horizon within three (3) Business Days after the Closing Date. Promptly after the Closing Date, but in no event later than ten (10) Business Days following the Closing Date, Warner-Lambert shall, subject to the required consent of the applicable customer, assign all Managed Care Agreements existing on the Closing Date and shall notify Horizon on a regular basis regarding each such consent and assignment; provided, however, that with respect to those Managed Care Agreements that Warner-Lambert is unable to assign, Warner-Lambert shall fulfill all its obligations under each such Managed Care Agreement until its expiration (it being understood and agreed that Horizon has an obligation to reimburse Warner-Lambert for Rebates and Chargebacks with respect to the Managed Care Agreements pursuant to Section 1.3.2 hereof).

         3.11 REGISTRATIONS. Warner-Lambert hereby represents and warrants that in the Territory, to its knowledge, (i) the Registrations are in good standing and (ii) there is no pending or threatened action by the FDA or any relevant Governmental or Regulatory Authority which will have a material adverse effect on the Registrations. Warner-Lambert has paid the NDA maintenance fee for the Product for the year 2000. Warner-Lambert makes no representation or warranty that the NDA for Cognex CR will be accepted for filing or approved by the FDA.

         3.12 CERTAIN FINANCIAL INFORMATION. Warner-Lambert represents and warrants that the 1999 financial information provided to Horizon as of December 31, 1999, specifically, the gross sales, net sales, standard cost of goods and gross profit of the Product as set forth in Section X of the Offering Memorandum relating to the Product provided to Horizon, was based upon the information contained in the books and records of Warner-Lambert and, as such, are accurate in all material respects. As used herein, "net sales" shall mean the aggregate sales of Warner-Lambert and its Affiliates of Product to unaffiliated third parties (but not including sales between Warner-Lambert and its Affiliates) less (i) bad debts related to the Product, and (ii) sales returns and allowances, including, without limitation, trade, quantity and cash discounts and any other adjustments, including, but not limited to, those granted on account of price adjustments, billing errors, rejected goods, damaged goods, recalls, returns, rebates, chargeback rebates, fees, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions, freight and insurance charges billed to the customers, customs or excise duties, sales tax and other taxes (except income taxes) or duties relating to sales, and any payment in respect of sales to


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any Governmental or Regulatory Authority in respect of any Federal or state
Medicaid, Medicare or similar program, all as determined in a manner consistent with the books and records of Warner-Lambert.

         3.13 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED HEREIN, WARNER-LAMBERT DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE PRODUCTS, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING, HORIZON ACKNOWLEDGES THAT WARNER-LAMBERT HAS MADE NO REPRESENTATION OR WARRANTY AS TO THE ABILITY TO MANUFACTURE OR SELL ANY OF THE PRODUCTS IN ACCORDANCE WITH APPLICABLE LAW.


                                   ARTICLE 4

                                INDEMNIFICATION


         4.1 INDEMNIFICATION BY WARNER-LAMBERT. Warner-Lambert shall indemnify, defend and hold harmless Horizon against any loss, expense, liability or other damages, including reasonable costs of investigation, interest, penalties and attorneys' fees (collectively, "Losses") incurred by Horizon, its Affiliates or any of their respective officers, directors, agents or employees (collectively, the "Horizon Group") to the extent relating to or resulting from (a) any inaccuracy of a representation or breach of a warranty made by Warner-Lambert in this Agreement or (b) the Retained Liabilities; provided, however, that Warner-Lambert will have no obligations under this Section for Losses to the extent that they are caused by (i) any inaccuracy of a representation or breach of a warranty made by Horizon in this Agreement or (ii) the gross negligence or willful misconduct of any member of the Horizon Group. Horizon hereby agrees that Warner-Lambert's liability under this Agreement from whatever cause, whether pursuant to this Section or any other cause arising under this Agreement, is limited to the amounts paid by Horizon to Warner-Lambert pursuant to Section 2.1 as of the date of determination of such liability, provided, however, that the limitation on liability contained in this sentence shall not apply to a failure of the Inventory to meet the Specifications, where such failure was due solely to the actions or omissions of Warner-Lambert. Furthermore, the parties agree that in no event will Warner-Lambert be liable to Horizon hereunder for special, consequential, indirect, punitive or similar damages.

         4.2 INDEMNIFICATION BY HORIZON. Horizon shall indemnify, defend and hold harmless Warner-Lambert against any Losses incurred by Warner-Lambert, its Affiliates or any of their respective officers, directors, agents or employees (collectively, the "Warner Group") relating to or resulting from (a) any inaccuracy of a representation or breach of a warranty made by Horizon in this Agreement; (b) any liabilities, obligations, commitments of, or claims against any member of the Warner Group based on the manufacture, use or sale of the Product in the Territory or use of the Trademarks or the Registrations in the Territory, on and after the Closing Date; and (c) the Assumed Liabilities; provided, however, that Horizon will have no obligations under this Section for Losses to the extent that they are caused by (a) any inaccuracy of a representation or breach of a warranty made by Warner-Lambert in this Agreement or (b) the gross negligence or willful misconduct of any member of the Warner Group. Furthermore, the parties agree that in no event will Horizon be liable to Warner-Lambert hereunder for special, consequential, indirect, punitive or similar damages.

         4.3 INDEMNIFICATION PROCEDURES. In any case under this Agreement where one party has indemnified the other against any claim or legal action, indemnification will be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest or otherwise protect against any such claim or suit (including by way of settlement and release) at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party will be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. If the indemnifying party fails timely to defend, contest or otherwise protect against any such claim or suit, the indemnified party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the timely defense of such matter, the indemnified party will not be entitled to recover from the indemnifying party its costs incurred in the defense thereof. The indemnified party will cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.


                                   ARTICLE 5

                             ADDITIONAL AGREEMENTS

         5.1 MONTHLY REPORTS; RETURNS. (a) During the twelve month period following the Closing Date, Horizon shall prepare and deliver to Warner-Lambert a written monthly report showing all returns received by Horizon of Product sold prior to the Closing Date by Warner-Lambert (the "Returns"). Within thirty (30) days of the receipt of such monthly report, Warner-Lambert shall reimburse Horizon for payments made by Horizon with respect to such Returns up to $1.8 million in the aggregate.

         (b) Horizon shall keep accurate records in sufficient detail to determine the amount of the reimbursement payable by Warner-Lambert under this
Section 5.1. Warner-Lambert may designate an independent public accountant mutually acceptable to Warner-Lambert and Horizon to review such records to verify the accuracy of information provided to Warner-Lambert. Warner-Lambert shall pay the cost of any review of records conducted at the request of Warner-Lambert under this Section; provided, however, that if the independent public accountant conducting the review concludes that the amount payable under this Section 5.1 were overstated by 5% or more, Horizon shall pay the cost of such review.

         5.2 USE OF WARNER-LAMBERT NAME. (a) Horizon shall not use the name of Warner-Lambert, Parke-Davis or any of Warner-Lambert's Affiliates (collectively, the "Warner-Lambert Name") in any manner whatsoever in connection with the manufacture, use, sale, promotion, advertising or distribution of the Product after the Closing Date, provided, however, Horizon may use the inventory and Promotional Materials purchased from Warner-Lambert by Horizon hereunder bearing the Warner-Lambert Name (including inventory purchased under the Supply Agreement) until such inventory expires or is depleted, whichever occurs first ("Final Inventory Sell Off Date"). Except as otherwise set forth in this Section 5.2 or in Section 5.3 hereof, Horizon shall have no right to use the Warner-Lambert Name without the prior written consent of Warner-Lambert.

         (b) Horizon hereby agrees that any Inventory purchased from Warner-Lambert hereunder and bearing the Warner-Lambert Name will be held, maintained and distributed in accordance with applicable pharmaceutical current good manufacturing practices, the Registrations, and all applicable laws. Warner-Lambert shall have no responsibility for costs and expenses associated with any recall of the Inventory on or after the Closing Date attributable to a determination by a Governmental or Regulatory Authority that the use of the Warner-Lambert Name on such Inventory would constitute misbranding within the meaning of the Federal Food, Drug, and Cosmetic Act or similar laws in the Territory.

         5.3 USE OF PROMOTIONAL MATERIALS. Horizon hereby agrees that any Promotional Materials purchased from Warner-Lambert hereunder and bearing the Warner-Lambert Name (i) will not be used after the Final Inventory Sell Off Date; and (ii) will be held, maintained and distributed in accordance with the Registrations and all applicable laws. From the Closing Date until the Final Inventory Sell Off Date, Horizon shall have the right, subject to Warner-Lambert's prior written consent, to apply the Warner-Lambert Name on any new promotional materials (including, but not limited to, journal ads, convention materials, sales aids, and medical education materials) for the Product. Horizon shall submit such promotional materials in final form, together will all data and documentation required to support any claims made therein, to Warner-Lambert's regulatory group which shall determine, within ten (10) Business Days after receipt, whether to grant written consent to use such promotional materials. Horizon shall have no other right to use the Warner-Lambert Name other than as set forth herein and in Section 5.2 above. Horizon agrees that after the Final Inventory Sell Off Date all promotional materials and Promotional Materials containing the Warner-Lambert Name shall be destroyed at Horizon's sole cost and expense. Use of the Warner-Lambert Name on promotional materials and the use of the Promotional Materials by Horizon shall be at Horizon's risk.

         5.4 PRODUCT REGULATORY OBLIGATIONS.

                  5.4.1. FDA Contacts. On and after the Closing Date, Horizon shall be responsible for all contacts with the FDA and other regulatory authorities with respect to the Product, and all other responsibilities under the Registrations; provided that either party shall notify the other party immediately, and in no event later than (A) forty-eight (48) hours after receipt of any contact or communication from the FDA or any other Governmental or Regulatory Authority in the Territory and (B) five (5) Business Days after receipt of any contact or communication with any other third party, that in either case, in any way requests or suggests the need for a recall or withdrawal of a lot of Product manufactured by or on behalf of Warner-Lambert or otherwise calls into question the quality or safety of such a Product lot. Horizon shall be responsible for investigating any such request or suggestion and for any communications with any Governmental or Regulatory Authority relating thereto; provided that Horizon shall comply with all reasonable requests by Warner-Lambert.

                  5.4.2. Customer Complaints. Horizon shall be solely responsible for responding to any Product complaint received on or after the Closing Date. Each party shall notify the other in the event that such a party receives a report of a Product complaint relating to a Product lot manufactured by or on behalf of Warner-Lambert. The complaint recipient shall use all reasonable efforts to provide such notice to the other party within forty eight (48) hours if the complaint involves allegations of suspected or actual product tampering, contamination or mislabeling, and shall provide such notice to the other party within five (5) Business Days in the case of all other complaints. Horizon shall be responsible for investigating all such Product complaints and responding to the complainant, provided each party shall comply with all reasonable requests from the other in connection therewith.

                  5.4.3. Adverse Event Reporting. (a) On and after the Closing Date until such date that each of the Registrations are transferred to Horizon (the "Transfer Date"), each party shall have a continuing obligation to notify the other party of any adverse drug experience reported to such party arising from or in connection with the use of the Product. This notification shall occur within seventy-two (72) hours for an unexpected fatal or life-threatening serious adverse drug experience (as defined in 21 CFR 312.32) associated with the Product and arising during clinical trials. For post-marketing adverse drug experience reports, the parties agree as follows:

         (i) Warner-Lambert shall report to Horizon all adverse drug experiences within five (5) Business Days after the time such report becomes known to any employee, agent or Affiliate of Warner-Lambert. All other post-marketing adverse drug experience reports for the Product shall be reported to Horizon by Warner-Lambert on a rolling fifteen (15)-day basis.

         (ii) Horizon shall report to Warner-Lambert all serious adverse drug experience reports for the Product within five (5) Business Days after the time such report becomes known to any employee, agent or Affiliate of Horizon and all other adverse drug experience reports for the Product on a rolling fifteen
                  (15)-day basis.

All notifications pursuant to this paragraph shall be by fax or e-mail at such numbers (or e-mail addresses) agreed upon by the parties' respective drug safety organizations. Horizon shall have sole responsibility to investigate such adverse experience reports and for reporting such reports to Governmental and Regulatory Authorities. Except as otherwise stated above, the terms "adverse drug experience" and "serious adverse drug experience" used in this paragraph shall have the meanings set forth in 21 CFR 314.80.

                  (b) On and after the Transfer Date, Warner-Lambert shall have a continuing obligation to notify Horizon of any postmarketing adverse drug experience reported to Warner-Lambert arising from or in connection with the use of a Product in post-marketed use. This notification shall occur within five (5) days for all post-marketing adverse drug experience reports. This notification shall be by fax. Horizon shall have sole responsibility to investigate such adverse experience reports and for reporting such reports to applicable Governmental or Regulatory Authorities. Following the Closing Date, Horizon shall provide Warner-Lambert with reasonable access to the post-marketing and clinical safety database for the Product as necessary in connection with any ongoing legal and/or regulatory requirements of Warner-Lambert.

                  (c) The parties shall use reasonable efforts to enter into a separate drug safety sharing agreement describing the procedures and other logistics to implement the provisions in this Section 5.4 within ninety (90) days after execution of this Agreement.

                  5.4.4 Assistance with Regulatory Obligations Transfer. For a period of up to sixty (60) days following the Closing Date, Warner-Lambert agrees to provide assistance and cooperation reasonably requested by Horizon in connection with the transfer of the Registrations to Horizon in the United States and all other countries except the European countries in the Territory. During the term of the Transition Services Agreement and for a period of up to sixty (60) days following the termination of the Transition Services Agreement, Warner-Lambert agrees to provide assistance and cooperation reasonably requested by Horizon in connection with the transfer of the Registrations to Horizon in the European countries in the Territory.

                  5.4.5 Transfer of Registration. The parties shall use all reasonable efforts to transfer the Registrations from Warner-Lambert and the Selling Affiliates to Horizon or its designee six (6) months after the Closing Date.

         5.5 PAYMENT OF TRANSACTION EXPENSES. All sales taxes, use taxes, value added taxes, transfer taxes, filing fees (including trademark assignment fees) and similar taxes, fees, charges and expenses (excluding any taxes arising from income or gains earned by Warner-Lambert) required to be paid in connection with the sale of the Assets to Horizon will be borne and paid by Horizon. All legal fees and other expenses incurred on behalf of Warner-Lambert in connection with the negotiation of this Agreement will be borne by Warner-Lambert; and all legal fees and other expenses incurred on behalf of Horizon in connection with the negotiation of this Agreement will be borne by Horizon.

         5.6 ACCESS TO WARNER-LAMBERT RECORDS. To the extent required by the Securities and Exchange Commission in connection with an initial public offering of or other financing for Horizon and upon five Business Days' prior written notice from Horizon, Warner-Lambert agrees to provide Horizon and up to two (2) employees of an independent accounting firm designated by Horizon with reasonable access to financial records pertaining to the Product covering a period ending not more than three (3) years prior to the date of such request. Prior to granting any access to such records, the designated accounting firm shall first agree not to disclose any confidential information contained in such financial records. Horizon shall pay all costs and expenses in connection with the review of such financial records.

         5.7 LIMITATION ON TRANSFER. Horizon hereby agrees that until such time as Horizon has discharged all its payment obligations hereunder (other than the payment obligation set forth in Section 2.1(a)(ii)), it shall not convey, sell, assign, transfer, license or otherwise dispose of any of the Assets (other than Inventory in the ordinary course of business) without the prior written consent of Warner-Lambert, which consent shall not be unreasonably withheld, provided, that Horizon shall have the right to assign its rights and obligations under this Agreement to any third party successor to all or substantially all of its entire business. Warner-Lambert will respond to such written request for transfer of the Assets within forty-five (45) days after receipt of such written request from Horizon.

         5.8 CONFIDENTIALITY. For a period of five (5) years from the Closing Date, each party shall hold in confidence and use its best efforts to have all of their respective Affiliates and representatives hold in confidence all confidential information of the other party, and, except as contemplated by this Agreement, shall not disclose, publish, use or permit others to use the same; provided, however, that the foregoing restriction shall not apply to any portion of the foregoing which was or becomes available on a non-confidential basis to the other party or when such disclosure is required by a Governmental or Regulatory Authority or is otherwise required by law or is necessary in order to establish rights under this Agreement or any other agreements referred to herein. In the event the transaction contemplated hereby is not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, any Person who has provided, or who is providing, financing to such party and their respective Representatives to, promptly (and in no event later than five (5) Business Days after such request) redeliver or cause to be redelivered all copies of confidential documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its representatives, provided, however, that each party shall be entitled to keep one archival copy of such confidential documents and information and related materials solely as evidence of what was redelivered and destroyed hereunder, and for no other purpose.

         5.9 TRANSITION SERVICES. Subsequent to the Closing Date, Warner-Lambert agrees to provide certain transition services to Horizon pursuant to the Transition Services Agreement (as hereinafter defined).

         5.10 FURTHER ASSURANCES. Warner-Lambert, at any time after the Closing Date, at the request of Horizon and at Horizon's sole expense, shall execute, acknowledge and deliver any further assignments, and other assurances, documents and instruments of transfer that may be reasonably necessary for the purpose of assigning and granting to Horizon all Assets to be conveyed pursuant to this Agreement.

         5.11 THIRD PARTY CONSENTS. To the extent that any Managed Care Contract is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. Warner-Lambert and Horizon shall use their commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Managed Care Contract to Horizon in all cases in which such consent is or may be required for such assignment. If any such consent shall not be obtained, Warner-Lambert shall cooperate with Horizon in any reasonable arrangement designed to provide for Horizon the benefits intended to be assigned to Horizon under the relevant Managed Care Contract, including enforcement at the cost and for the account of Horizon of any and all right of Warner-Lambert or any of its Affiliates against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise. If and to the extent that such arrangement cannot be made, Horizon shall have no obligation pursuant to Section 1.3 or otherwise with respect to any such Managed Care Contract. The provisions of this Section 5.11 shall not affect the right of Horizon not to consummate the transactions contemplated by this Agreement if the condition to its obligations hereunder contained in Section 3.7 has not been fulfilled.

         5.12 NOTIFICATION TO THE TRADE. The parties shall each use their best efforts to notify Warner-Lambert's customers in the United States of the sale of the Product to Horizon within three (3) Business Days after the Closing Date. The parties will agree to notify Warner-

Lambert's customers outside the United States upon the transfer of the Registration of the Product.

         5.13 POST CLOSING OPERATION OF BUSINESS. For twelve (12) months following the Closing Date, Horizon will operate the Business only in the ordinary course.

         5.14 DOCUMENT RETENTION. Each party agrees for a period which is the longer of three (3) years after the Closing Date and the applicable period required by law or any Governmental or Regulatory Authority not to destroy or otherwise dispose of any Registrations or Information unless such party shall first offer in writing to surrender such documentation to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) day period after such offer is made.

         5.15 CERTAIN FTC UNDERTAKINGS. (a) Horizon shall, within ten (10) days after the Closing Date, submit to the United States Federal Trade Commission (the "Commission") a certification attesting to its good faith intention to obtain expeditiously all of the necessary FDA approvals to sell and manufacture or have manufactured Cognex, together with a business plan setting forth the forecasted dates for completion of necessary preparations and final FDA approvals.

         (b) Horizon shall, submit to the Commission and Interim Trustee periodic reports setting forth, in detail, the efforts of Horizon to market the Product and to obtain FDA approvals to sell and manufacture or have manufactured the Product. Horizon shall submit the first such report sixty (60) days after the date of the Consent Order relating to the merger of Warner-Lambert and Pfizer Inc., and every sixty days thereafter, until all necessary FDA approvals are obtained by or on behalf of Horizon.

         (c) In the event that Horizon (i) ceases to sell the Product in the United States for a period exceeding sixty (60) days, or (ii) abandons its efforts to obtain all necessary FDA approvals to sell and manufacture or have manufactured Cognex, Horizon shall notify the Commission and the Interim Trustee within ten (10) days thereafter. Horizon shall provide the Commission and the Interim Trustee with access to all records and facilities that relate to its efforts to manufacture and sell the Product.

         (d) In the event that Horizon, other than for reasons that are outside of its control, (i) voluntarily ceases for sixty (60) days or more the sale of, or otherwise fails to pursue good efforts to sell the Product in the United States prior to obtaining all necessary FDA approvals; (ii) fails to pursue sale and manufacture (or third party manufacture) of the Product within one (1) year from the date the Commission approves this Agreement, provided, however, that the one (1) year period may be extended by the Commission in three (3) month increments for a period not to exceed one (1) year if it appears that such FDA approvals are likely to obtain with such extended period, the Commission may order that the Product revert to Warner-Lambert and the Product will be divested by the divestiture trustee appointed by the Commission to a new purchaser. Horizon shall be entitled to receive the proceeds from the sale of the Product by the divestiture trustee, up to a maximum of $3.5 million, within thirty (30) days after Warner-Lambert receives such proceeds. Warner-Lambert shall have no further obligation or liability to Horizon in connection with the reversion of Product to Warner-Lambert hereunder.

                                   ARTICLE 6

                            COVENANTS OF THE PARTIES

         6.1 COVENANTS OF WARNER-LAMBERT. Warner-Lambert covenants and agrees with Horizon that, at all times from and after the date hereof until the Closing, Warner-Lambert will comply with all covenants and provisions of this
Section 6.1, except to the extent Horizon may otherwise consent in writing.

                  6.1.1 Investigation by Horizon. Warner-Lambert will provide Horizon and its Representatives with full access, upon reasonable prior notice and during normal business hours, to the officers, employees and agents of Warner-Lambert who have any responsibility for the conduct of the Business, to Warner-Lambert's accountants and to the Assets.

                  6.1.2 Conduct of Business. Warner-Lambert will operate the Business only in the ordinary course, consistent with past practice.

                  6.1.3 Fulfillment of Conditions. Warner-Lambert will execute and deliver at the Closing each Operative Agreement that Warner-Lambert is required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Horizon contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                  6.1.4 Regulatory and Other Approvals. Warner-Lambert will take all commercially reasonable steps necessary or desirable to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Warner-Lambert to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Exhibits 3.7(a) and 3.7(b).

                  6.2 COVENANTS OF HORIZON. Horizon covenants and agrees with Warner-Lambert that, at all times from and after the date hereof until the Closing, Horizon will comply with all covenants and provisions of this Section 6.2, except to the extent Warner-Lambert may otherwise consent in writing.

                  6.2.1 Fulfillment of Conditions. Horizon will execute and deliver at the Closing each Operative Agreement that Horizon is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Warner-Lambert contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                  6.2.2 Regulatory and Other Approvals. Horizon will take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Horizon to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Exhibits 3.7(a) and 3.7(b).



                                    ARTICLE 7

                    CONDITIONS TO OBLIGATIONS OF THE PARTIES

          7.1 CONDITIONS TO OBLIGATIONS OF HORIZON. The obligations of Horizon hereunder to purchase the Assets and to assume and pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Horizon in its sole discretion):

                  7.1.1 Representations and Warranties. The representations and warranties made by Warner-Lambert in this Agreement, taken as a whole, shall be true and correct, in all material respects, on and as of the Closing Date as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date.

                  7.1.2 Performance. Warner-Lambert shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Warner-Lambert at or before the Closing.

                  7.1.3 Orders and Laws. There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

                  7.1.4 Deliveries. Warner-Lambert shall have delivered to Horizon an Assignment, Assumption and Bill of Sale in the form of Exhibit 7.1.4(a) (the "Assignment, Assumption and Bill of Sale"), a Trademark assignment in the form of Exhibit 7.1.4(b) and except as otherwise provided herein, such other documents and instruments as may be necessary to completely sell, convey, assign, grant, transfer and deliver the Assets to Horizon.

                  7.1.5 Supply Agreement. Warner-Lambert shall have delivered to Horizon a manufacturing and supply agreement between Warner-Lambert or its Affiliate and Horizon in the form of Exhibit 7.1.5 (the "Supply Agreement").

                  7.1.6 Warner-Lambert Assignment Letters. Warner-Lambert shall have delivered to Horizon letters from Warner-Lambert to the FDA, transferring all rights and responsibilities under the Registrations to Horizon, in form reasonably satisfactory to counsel for Horizon (the "Warner-Lambert Assignment Letters").

                  7.1.7 Third Party Consents. The consents (or in lieu thereof waivers) listed on Exhibit 3.7(a) shall have been obtained and shall be in full force and effect.

                  7.1.8 Sublicense. Warner-Lambert shall have delivered to Horizon a sublicense of the License Agreement between William K. Summers, M.D. and Warner-Lambert dated September 27, 1990 substantially in the form of Exhibit
7.1.8 (the "Sublicense").

                  7.1.9 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to the relevant Governmental or Regulatory Authority set forth in Exhibits 3.7(a) and 3.7(b), necessary to permit Horizon and Warner-Lambert to perform their obligations under this Agreement, to permit Horizon, Warner-Lambert and the Selling Affiliates to perform their respective obligations under the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any such Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

                  7.1.10 Transition Services Agreement. Warner-Lambert shall have delivered to Horizon a transition services agreement between Warner-Lambert or its Affiliate and Horizon substantially in the form of Exhibit 7.1.10 (the "Transition Services Agreement").

                  7.1.11 Assignment of Licenses. Warner-Lambert shall have delivered to Horizon an assignment and assumption agreement in the form of
Exhibit 7.1.11 (the "License Agreement").

         7.2 CONDITIONS TO OBLIGATIONS OF WARNER-LAMBERT. The obligations of Warner-Lambert hereunder to sell or cause the Selling Affiliates to sell the Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Warner-Lambert in its sole discretion):

                  7.2.1 Representations and Warranties. The representations and warranties made by Horizon in this Agreement, taken as a whole, shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

                  7.2.2 Performance. Horizon shall have performed and complied with, in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Horizon at or before the Closing.

                  7.2.3 Orders and Laws. There shall not be in effect on the Closing Date any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

                  7.2.4 Deliveries. Horizon shall have delivered to Warner-Lambert the Assignment, Assumption and Bill of Sale and except as otherwise provided herein, such other documents and instruments as may be necessary to completely sell, convey, assign, grant, transfer and deliver the Assets to Horizon.

                  7.2.5 Supply Agreement. Horizon shall have delivered to Warner-Lambert the Supply Agreement.

                  7.2.6. Horizon Assumption Letters. Horizon shall have delivered to Warner-Lambert letters from Horizon to the FDA assuming all rights and responsibilities under the Registrations, in form reasonably satisfactory to counsel for Warner-Lambert (the "Horizon Assumption Letters").

                  7.2.7 Third Party Consents. The consents (or in lieu thereof waivers) listed on Exhibit 3.7(b) shall have been obtained and shall be in full force and effect.

                  7.2.8 Sublicense. Horizon shall have delivered to Warner-Lambert the Sublicense.

                  7.2.9 Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to the relevant Governmental or Regulatory Authority set forth in Exhibits 3.7(a) and 3.7(b), necessary to permit Horizon and Warner-Lambert to perform their obligations under this Agreement, to permit Horizon, Warner-Lambert and the Selling Affiliates to perform their respective obligations under the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any such Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

                  7.2.10 Transition Services Agreement. Horizon shall have delivered to Warner-Lambert the Transition Services Agreement.

                  7.2.11 Assignment of Licenses. Horizon shall have delivered to Warner-Lambert the License Agreement.


                                   ARTICLE 8

                                    GENERAL

         8.1 ASSIGNMENT. Until such time as Horizon has discharged all its payment obligations hereunder (other than the payment obligation set forth in Section 2.1(a)(ii)), this Agreement may not be assigned by Horizon without the prior written consent of Warner-Lambert; provided, that Horizon shall have the right to assign its rights and obligations under this Agreement to any third party successor to all or substantially all of its entire business. Warner-Lambert will respond to Horizon's written request for assignment within forty-five (45) days after receipt of such written request from Horizon. This Agreement will be binding upon and will inure to the benefit of permitted assigns and successors. Notwithstanding anything to the contrary in this herein, Horizon may sublicense the Assets to a third party manufacturer to the extent and only to the extent necessary to manufacture the Product for Horizon.

          8.2 NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received on the date when delivered by hand delivery with receipt acknowledged, or upon the next business day following receipt of telex or telecopy transmission, or upon the third day after deposit in the United States mail, registered or certified with postage prepaid, return receipt requested, addressed as set forth below:

         (a)      If to Warner-Lambert:

                  Warner-Lambert Company
                  201 Tabor Road
                  Morris Plains, New Jersey 07950
                  Attn: President, Pharmaceutical Sector
                  Fax: 973-385-4009

                  with a copy to:

                  Warner-Lambert Company
                  201 Tabor Road
                  Morris Plains, New Jersey 07950
                  Attn: Senior Vice President and General Counsel
                  Fax: (973) 385-3927

         (b)      If to Horizon:

                  First Horizon Pharmaceutical Corporation
                  660 Hembree Parkway, Suite 106
                  Roswell, Georgia 30076
                  Attn: Vice President, Corporate Development
                  Fax: (770) 442-9594

                  with a copy to:

                  First Horizon Pharmaceutical Corporation
                  660 Hembree Parkway, Suite 106
                  Roswell, Georgia 30076
                  Attn: Legal Counsel
                  Fax: (770) 442-9594

Any party may alter the addresses to which communications or copies are to be sent by giving, notice of such change of address in conformity with the provisions of this Section for giving notice.

         8.3 TERMINATION. (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date: (i) by the mutual consent of the parties; (ii) by Warner-Lambert if the Closing shall not have occurred on or before June 30, 2000, other than due to a delay in receiving clearance from the Federal Trade Commission to proceed with the transactions contemplated herein; (iii) by either party in the event of a material breach by the other party of any of its agreements, representations or warranties contained herein, as the case may be, and the failure of such breaching party to cure such breach within fourteen (14) days after receipt of notice from the non-breaching party requesting such breach to be cured, or (iv) by either party if consummation of the transactions contemplated hereby shall violate a decree, injunction or similar order of any Governmental or Regulatory Authority.

         (b) Any party desiring to terminate this Agreement pursuant to Section 8.3(a) shall provide five (5) days' prior written notice of such termination to the other party to this Agreement.

         (c) If this Agreement is validly terminated pursuant to Section 8.3(a), this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Warner-Lambert or Horizon (or any of their representatives or Affiliates), except that the provisions with respect to expenses in Section 5.5 and confidentiality in Section 5.8 will continue to apply following any such termination.

         8.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Warner-Lambert in this Agreement shall survive from the Closing Date for a period of two (2) years and terminate thereafter. All indemnification provisions made by the parties hereto under this Agreement shall survive indefinitely.

         8.5 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

         8.6 HEADINGS. Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such paragraph, or in any way affect this Agreement.

         8.7 NO WAIVER. No term or provisions hereof shall be deemed waived, and no breach excused, unless such waiver or consent is in writing and signed by the party claimed to have waived or consented. The waiver by any party of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

         8.8 RELATIONSHIP OF THE PARTIES. Nothing in this Agreement should be construed to create a partnership, agency, joint venture or employer-employee relationship. None of the parties has the authority to assume or create any obligation, express or implied, on behalf of any other party.

         8.9 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York. Each party hereby consents to the personal jurisdiction of the state and federal courts located in New York.

         8.10 ENTIRE AGREEMENT; AMENDMENT. This Agreement, including all Exhibits and Schedules hereto (which Exhibits and Schedules are hereby incorporated into and made a part of this Agreement), and the additional documents required to be delivered on the Closing Date, constitute the final, complete and exclusive agreement among the parties with respect to the subject matter hereof and supersede any previous proposals, negotiations, agreements, arrangements or warranties, whether verbal or written, made among the parties with respect to such subject matter. This Agreement may be amended or modified only by mutual agreement in writing of the authorized representatives of the parties.

         8.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof shall bear the signatures of all parties indicated as signatories hereto.

         8.12 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

         8.13 PUBLIC ANNOUNCEMENTS. Warner-Lambert and Horizon will not issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other Persons with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties, which consent shall not be unreasonably withheld. If any party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such parties, required by law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other parties with a copy thereof. Warner-Lambert and Horizon will also obtain the other parties' prior approval of any press release to be issued immediately following the Closing Date announcing the consummation of the transactions contemplated by this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       WARNER-LAMBERT COMPANY




                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       FIRST HORIZON PHARMACEUTICAL CORPORATION




                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                                    PRODUCT




Cognex

                                                                   EXHIBIT 1.1.1

[****]-CONFIDENTIAL TREATMENT REQUESTED

                           FINISHED PRODUCT INVENTORY


---------------------------------------------------------------------------------------------------------------------

                                           FINISHED PRODUCT INVENTORY (PACKAGED)

---------------------------------------------------------------------------------------------------------------------
        COUNTRY                DOSAGE STRENGTH             QUANTITY             EXPIRATION DATE            COST (US$)
        -------                ---------------             --------             ---------------            ----------
            US
                                    10 mg                   2,100*                07/31/2001                $[*****]
                                    20 mg                  31,900*                03/30/2002                $[*****]
                                    40 mg                   7,200*                05/30/2001                $[*****]
                                                    * - 120 ct bottles
          FRANCE
                                    40 mg                     103***              10/01/2001                $[*****]
                                                    *** - 112 ct packages
          GREECE
                                    10 mg                   1,000*                08/01/2001                $[*****]
                                    30 mg                    520*                 10/01/2001                $[*****]
                                    40 mg                   1,223*                10/01/2001                $[*****]
                                                    * - 56 ct packages



---------------------------------------------------------------------------------------------------------------------

                                  FINISHED PRODUCT IN GERMANY (PACKAGED BUT NOT SHIPPED)

---------------------------------------------------------------------------------------------------------------------
        COUNTRY                DOSAGE STRENGTH             QUANTITY             EXPIRATION DATE               COST
        -------                ---------------             --------             ---------------               ----

          GREECE                    40 mg               1,520 (56 ct)             10/01/2001                $[*****]

                                                                                GRAND TOTAL                 $[*****]
---------------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT 1.1.2

                             INTELLECTUAL PROPERTY

                                   TRADEMARKS



   Ctry         Trademark
Curr Reg D       Renewal         Owner      Status   Curr App No        Cur App Dt      Curr Reg No
----------       -------         -----      ------   -----------        ----------      -----------
USA           COGNEX                                  73/762382          07NO1988          1543222
13JE1989          13JE2009        WLP         G

ANDO          COGNEX                                  12903              04DE1998          12467
04DE1998          04DE2008        WLP         G

AOIP          COGNEX                                  82989              16NO1993          33312
15SE1994          16NO2003        WLP         G

ARGE          COGNEX                                  1668032            19OC1988          1419731
26FE1993          26FE2003        WLP         G

ARME          COGNEX IN CYRILLIC                      NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

ASTL          COGNEX                                  497479             01MY1995          A497479
01MY1995          17OC2009        WLP         G

ATRA          COGNEX                                  AM4962/89          11OC1989          129313
09MR1990          31JA2000        WLP         G

ATRA          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

AZER          COGNEX IN CYRILLIC                      NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

BELA          COGNEX IN CYRILLIC                      NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

BENE          COGNEX                                  65023              14SE1998          457086
02FE1999          26OC2008        WLP         G

BENE          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

BRAZ          COGNEX                                  68344              29DE1999          814501605
28AU1990          28AU2000        WLP         G

BRAZ          COGNEX CR                               819637173          04NO1996          819637173
13JL1999          13JL2009        WLP         G


   Ctry         Trademark
Curr Reg D       Renewal         Owner      Status   Curr App No        Cur App Dt      Curr Reg No
----------       -------         -----      ------   -----------        ----------      -----------

BULG          COGNEX                                  21382              08SE1992          21730
30SE1993          08SE2002        WLP         G

BULG          COGNEX IN CYRILLIC                      NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

CAMB          COGNEX                                  1803               08OC1992          1801
21AP1993          08OC2002        WLP         G

CHIL          COGNEX                                  443093             12MR1999          539520
01JL1999          27AP2009        WLP         G


CHIL          COGNEX CR                               357493             10OC1996          489543
14JL1997          14JL2007        WLP         G

CHIN          COGNEX                                  93125913           02DE1993          765722
14SE1995          13SE2005        WLP         G

COLO          COGNEX                                  309872             11SE1989          147849
10NO1993          10NO2003        WLP         G

COLO          COGNEX CR                               96056701           25OC1996          197101
15MY1997          15MY2007        WLP         G

COST          COGNEX                                  NONE               07DE1994          95326
27MR1996          27MR2006        WLP         G

CTM           COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

CUBA          COGNEX                                  1033/96            11JE1996          125203
28FE1997          11JE2006        WLP         G

CZEC          COGNEX                                  71543-92           04SE1992          179288
31AU1994          04SE2002        WLP         G

DENM          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

DENM          COGNEX                                  6580/1989          07SE1989          7273/1992
07AU1992          07AU2002        WLP         G

DREP          COGNEX                                  NONE               03NO1993          70025
15JA1994          15JA2014        WLP         G

ECUA          COGNEX                                  42184/93           08OC1993          3834-94
14NO1994          14NO2004        WLP         G

EGYP          COGNEX                                  88550              11OC1993          88550
22JE1998          11OC2003        WLP         G

ESTO          COGNEX                                  9303722            14AP1993          16105
30JE1995          30JE2005        WLP         G

FINL          AXONYL                                  4039/91            27AU1991          122292
21SE1992          21SE2002        WLP         G

FINL          COGNATEX                                4040/91            27AU1991          122293
21SE1992          21SE2002        WLP         G

FINL          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G


   Ctry         Trademark
Curr Reg D       Renewal         Owner      Status   Curr App No        Cur App Dt      Curr Reg No
----------       -------         -----      ------   -----------        ----------      -----------

FINL          COGNEX                                  5965/89            21NO1989          119949
06JL1992          06JL2002        WLP         G

FRAN          AXONYL                                  102120             30NO1998          1513315
08JA1999          10JA2009        WLP         G

FRAN          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

FRAN          COGNEX                                  963139             01JE1998          1495729
10JL1998          25OC2008        WLP         G

GBRI          COGNEX                                  1361554            21SE1995          1361554
21SE1995          25OC2005        WLP         G

GBRI          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

GBRI          COGNEX CR                               2111743            03OC1996          2111743
04AP1997          03OC2006        WLP         G

GEOR          COGNEX                                  TM1998013151       24FE1998          11272
11DE1998          11DE2008        WLP         G

GERM          COGNEX                                  W38616/5WZ         16FE1999          1158143
16FE1999          31OC2008        WLP         G

GERM          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

GERM          COGNEX IN CYRILLIC                      39629332.8         04JL1996          39629332
21NO1996          31JL2006        PDGB        G

GREC          COGNEX                                  80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

GREC          COGNEX                                  95564              30MR1999          95564
30MR1999          12SE2009        WLP         G

GUAT          COGNEX                                  7368-93            05NO1993          80261
24JE1996          23JE2006        WLP         G

HAIT          COGNEX                                  539/0              25OC1993          73/100
12JL1994          12JL2004        WLP         G

HOND          COGNEX                                  10427/93           20OC1993          59959
25MY1994          25MY2004        WLP         G

HONG          COGNEX                                  6695/88            21AU1995          686/1990
06OC1995          21OC2009        WLP         G

HONG          COGNEX IN CHINESE CHARACTERS            95/04659           21AP1995          4917/1997
01MY1997          21AP2004        WLP         G

HONG          COGNEX IN CHINESE CHARACTERS            9703229            11MR1997          B6434/1998
25JE1998          11MR2004        PDA         G

HONG          COGNEX IN CHINESE CHARACTERS            9703228            11MR1997          B7477/1998
27JL1998          11MR2004        PDA         G

HUNG          COGNEX                                  M9204478           15SE1992          137076
17AU1993          15SE2002        WLP         G

ICEL          COGNEX                                  NONE               09AU1999          1038/1989
14OC1999          08DE2009        WLP         G


   Ctry         Trademark
Curr Reg D       Renewal         Owner      Status   Curr App No        Cur App Dt      Curr Reg No
----------       -------         -----      ------   -----------        ----------      -----------

INDI         COGNEX               WLP         F       609118             11OC1993

INDO         COGNEX                                   NONE               11SE1989          271725
13FE1992          13AU2001        WLP         G

INTL         COGNEX IN CYRILLIC                       NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

IREL         COGNEX                                   80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

IREL         COGNEX                                   6377/89            27NO1996          135633
27NO1996          26NO2006        WLP         G

ISRA         COGNEX                                   89254              14OC1993          89254
13SE1995          13OC2000        WLP         G

ITAL         COGNEX               WLP         F       RM005925           03DE1997

ITAL         COGNEX                                   RM98C005339        28OC1998          557807
13JA1992          03NO1998        WLP         G

ITAL         COGNEX                                   80846              01AP1996          80846
03AU1998          01AP2006        WLP         G

JAMA         COGNEX                                   5/4953             19OC1993          27282
14NO1996          19OC2000        WLP         G

JAPA         COGNEX                                   119497/1988        20OC1988          2313556
28JE1991          28JE2001        WLP         G

JORD         COGNEX                                   NONE               15NO1999          33170
23OC1993          23OC2000        WLP         G

KAZA         COGNEX IN CYRILLIC                       NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

KENY         COGNEX                                   40928              23NO1993          40928
30MR1995          23NO2000        WLP         G

KORS         COGNEX                                   93-35581           07OC1993          307643
08FE1995          08FE2005        WLP         G

KORS         COGNEX IN KOREAN CHARACTERS              94-49286           09DE1994          331529
16JA1996          16JA2006        PDA         G

KYRG         COGNEX IN CYRILLIC                       NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

LAOS         COGNEX                                   1342               11SE1992          1437
20JL1993          11SE2002        WLP         G

LATV         COGNEX                                   M-93-2209          08MR1993          M33894
20OC1996          08MR2003        WLP         G

LEBA         COGNEX               WLP         F       61860              18AU1994

LITH         COGNEX                                   12922              05OC1993          23927
16DE1996          05OC2003        WLP         G

MACE         COGNEX IN CYRILLIC                       NONE               21NO1996          IR666352
21NO1996          21NO2006        PDGB        G

Ctry       Trademark
Curr Reg D  Renewal         Owner     Status    Curr App No    Cur App Dt  Curr Reg No
---------- ---------        -----     ------    -----------    ----------  -----------
MAYS       COGNEX                                NONE           03JL1996    MA/5572/89
22JL1996    12SE2010        WLP        G

MEXI       COGNEX                                160501         11FE1993    452998
24FE1994    11FE2003        WLP        G

MOLD       COGNEX IN CYRILLIC                    NONE           21NO1996    IR666352
21NO1996    21NO2006           B       G

MONG       COGNEX IN CYRILLIC                    NONE           21NO1996    IR666352
21NO1996    21NO2006        PDGB       G

NEWZ       COGNEX                                NONE           14DE1994    188209
14DE1994    19OC2009        WLP        G

NICA       COGNEX                                93-02730       29NO1993    26207
12JL1994    11JL2004        WLP        G

NIGE       COGNEX           WLP        F         NONE           26OC1993

NORW       AXONYL                                91/4361        28AU1991    175093
14MR1996    14MR2006        WLP        G

NORW       COGNATEX                              91/4360        28AU1991    154564
14JA1993    14JA2003        WLP        G

NORW       COGNEX                                89/4387        11SE1989    144521
21MR1991    21MR2001        WLP        G

PAKI       COGNEX           WLP        F         104073         27SE1989

PANA       COGNEX                                77106          04SE1995    77106
28OC1996    28OC2006        WLP        G

PARA       COGNEX                                18125          18DE1991    154686
24JE1992    24JE2002        WLP        G

PERU       COGNEX                                240536         20AP1994    79857
19AU1994    10MY2004        WLP        G

PHIL       COGNEX                                76718          08JL1991    55601
02JL1993    02JL2013        WLP        G

POLA       COGNEX                                Z-113342       09SE1992    79098
28OC1994    09SE2002        WLP        G

PORT       COGNEX                                80846          01AP1996    80846
03AU1998    01AP2006        WLP        G

PORT       COGNEX                                259054         12OC1989    259054
06MY1993    06MY2003        WLP        G

PUER       COGNEX                                NONE           20JL1993    33734
04NO1994    04NO2004        WLP        G

ROMA       COGNEX                                27765          16SE1992    19848
26MR1996    16SE2002        WLP        G

RUSS       COGNEX                                165803          09NO1992   120087
09NO1992    09NO2002        WLP        G

RUSS       COGNEX IN CYRILLIC                    NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

Ctry       Trademark
Curr Reg D  Renewal         Owner     Status    Curr App No    Cur App Dt  Curr Reg No
---------- ---------        -----     ------    -----------    ----------  -----------
SAFR       COGNEX                                NONE            26MR1999   89/9005
29MR1999    26SE2009        WLP        G

SALV       COGNEX                                3743            14OC1993   156
08MY1995    08MY2005        WLP        G

SAUD       COGNEX                                22612           16OC1993   314/37
25JL1994    26JE2003        WLP        G

SING       COGNEX                                5960/89         02JL1996   S/5960/89
19FE1997    08SE2006        WLP        G

SLOV       COGNEX                                Z-9870111       27JA1998   9870111
05OC1998    26JA2008        WLP        G

SLVK       COGNEX                                0-71543-92      04SE1992   174926
14JE1995    04SE2002        WLP        G

SPAI       COGNEX                                1521725         05MY1999   1521725
01JA2000    28SE2009        WLP        G

SPAI       COGNEX                                80846           01AP1996   80846
03AU1998    01AP2006        WLP        G

SPAI       COGNEX CR                             2050172         02OC1996   2050172
05MR1997    02OC2006        WLP        G

SWED       COGNEX                                89-08491        23AU1989   244648
30DE1992    30DE2002        WLP        G

SWED       COGNEX                                80846           01AP1996   80846
03AU1998    01AP2006        WLP        G

SWED       COGNEX CR                             96-09133        08OC1996   326021
16JA1998    16JA2008        WLP        G

SWIT       COGNEX                                7341            02OC1989   376663
12JL1990    02OC2009        WLP        G

SYRI       COGNEX           WLP        D

TADJ       COGNEX IN CYRILLIC                    NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

TAIW       COGNEX                                (78)01408       28JA1989   477796
16MR1990    15MR2000        WLP        G

TAIW       COGNEX IN CHINESE CHARACTERS          82059910        06DE1993   654939
16SE1994    15SE2004        WLP        G

THAI       COGNEX                                371708          09NO1998   KOR83130
08DE1998    09NO2008        WLP        G

TUNI       COGNEX           WLP        F
EE991593    24SE1999

TURK       COGNEX                                11383/93        20OC1993   147828
20OC1993    19OC2003        WLP        G

UKRA       COGNEX                                93084114        03AU1993   8843
31OC1997    03AU2003        WLP        G

UKRA       COGNEX IN CYRILLIC                    NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

URUG       COGNEX                                265939          15OC1993   265939
11AU1994    11AU2004        WLP        G

Ctry       Trademark
Curr Reg D  Renewal         Owner     Status    Curr App No    Cur App Dt  Curr Reg No
---------- ---------        -----     ------    -----------    ----------  -----------
URUG       COGNEX  CR                            290345          09OC1996   290345
01SE1997    01SE2007        WLP        G

UZBE       COGNEX IN CYRILLIC                    NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

VENE       COGNEX           WLP        F         19772-88        24OC1988

VENE       COGNEX CR        WLP        F         86384           05NO1996

VIET       COGNEX                                8630            06AU1992   7554
22FE1993    06AU2002        WLP        G

YUGO       COGNEX                                Z-1124/92       16SE1992   40303
19SE1997    16SE2002        WLP        G

YUGO       COGNEX IN CYRILLIC                    NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

ZIMB       COGNEX                                874/93          12OC1993   974/93
14FE1994    12OC2003        WLP        G


                                     PATENTS

MASTER FILE REPORT                              PCMASTER REPORTER
13MR2000     9 05   PAGE:   1
                                                TACRINE PATENT PORTFOLIO

Docket Number  Ctry CsTp  RlTp  FlTp  FlNo    St
------ ------  ---- ----  ----  ----  ----    --
3626           USA        P            01     G
               APP#: 391808
               DATE:09AU1989
               PAT#: 5019395
               DATE:28MY1991
               EXP.DT:28MY2008

                                  ABSTRACT:

                                  PD-3626 US *** THE PENETRATION OF VARIOUS
                                  DRUGS THROUGH LIVING MEMBRANES IS IMPROVED BY
                                  THEIR USE IN TRANSDERMAL COMPOSITIONS
                                  CONTAINING CERTAIN PENETRATION-ENHANCING
                                  SYSTEMS. THIS APPLICATION IS A C-I-P OF USSN
                                  165,322 FILED 3/8/88.

3626           ASTL                           G
               APP#: 30258/89
               DATE:23FE1989
               PAT#: 611771
               DATE:03DE1991
               EXP.DT:23FE2009

3626           ASTL                    02     G
               APP#: 70061/91
               DATE:29JA1991
               PAT#: 634015
               DATE:18JE1993
               EXP.DT:29JA2011

3626           ATRA             E             G
               APP#: E90571
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009

3626           ATRA             E      02     G
               APP#: E114481
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011


3626           BELG             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009


3626           BELG             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011


3626           DENM                           F
               APP#: 1096/89
               DATE:07MR1989
               PAT#:
               DATE:
               EXP.DT:


3626           DENM             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011



3626           EPC              E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009


3626           EPC              E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011


3626           FRAN             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009


3626           FRAN             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011


3626           GBRI             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009

3626           GBRI             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011


3626           GERM             E      02     G
               APP#: EP0499662
               DATE:19FE1991
               PAT#: P69105480.0
               DATE:30NO1994
               EXP.DT:19FE2011



3626           GERW             E             G
               APP#: EP0332147
               DATE:07MR1989
               PAT#: P68907081.0
               DATE:16JE1993
               EXP.DT:07MR2009



3626           GREC             E             G
               APP#: EP0332147
               DATE:07MR1989
               PAT#: 3008708
               DATE:16JE1993
               EXP.DT:07MR2009



3626           GREC             E      02     G
               APP#: EP0499662
               DATE:19FE1991
               PAT#: 3014988
               DATE:30NO1994
               EXP.DT:19FE2011



3626           IREL                           G
               APP#: 390/89
               DATE:07FE1989
               PAT#: 62871
               DATE:15FE1995
               EXP.DT:07FE2009



3626           IREL                    02     G
               APP#: 305/91
               DATE:29JA1991
               PAT#: 64308
               DATE:10JL1995
               EXP.DT:29JA2011



3626           ITAL             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009



3626           ITAL             E      02     G
               APP#: 20674BE/95
               DATE:19FE1991

               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011



3626           JAPA                           G
               APP#: 53069/89
               DATE:07MR1989
               PAT#: 2939264
               DATE:11JE1999
               EXP.DT:07MR2009



3626           KORS                    02     G
               APP#: 1750/91
               DATE:01FE1991
               PAT#: 191456
               DATE:25JA1999
               EXP.DT:01FE2011



3626           LUXE             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009



3626           LUXE             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011



3626           NETH             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009



3626           NETH             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011



3626           NEWZ                           G
               APP#: 228094
               DATE:22FE1989
               PAT#: 228094
               DATE:20FE1992
               EXP.DT:22FE2009



3626           NEWZ                    02     G
               APP#: 236921
               DATE:28JA1991
               PAT#: 236921
               DATE:09FE1994
               EXP.DT:28JA2011

3626           PHIL                           G
               APP#: 38267
               DATE:01MR1989
               PAT#: 26548
               DATE:19AU1992
               EXP.DT:19AU2009



3626           PHIL                    02     G
               APP#: 41919
               DATE:31JA1991
               PAT#: 31671
               DATE:18JA1999
               EXP.DT:18JA2016



3626           PORT                    02     G
               APP#: 96779
               DATE:15FE1991
               PAT#: 96779
               DATE:26JE1998
               EXP.DT:26JE2013



3626           SAFR                           G
               APP#: 89/1031
               DATE:09FE1989
               PAT#: 89/1031
               DATE:31OC1990
               EXP.DT:09FE2009



3626           SAFR                    02     G
               APP#: 91/0624
               DATE:28JA1991
               PAT#: 91/0624
               DATE:28OC1992
               EXP.DT:28JA2011



3626           SPAI             E             G
               APP#: EP0332147
               DATE:07MR1989
               PAT#: 2056981
               DATE:16JE1993
               EXP.DT:07MR2009

3626           SPAI             E      02     G
               APP#: EP0499662
               DATE:19FE1991
               PAT#: 2064780
               DATE:30NO1994
               EXP.DT:19FE2011



3626           SWED             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009



3626           SWED             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011



3626           SWIT             E             G
               APP#: 89104017.2
               DATE:07MR1989
               PAT#: EP0332147
               DATE:16JE1993
               EXP.DT:07MR2009



3626           SWIT             E      02     G
               APP#: 91102354.7
               DATE:19FE1991
               PAT#: EP0499662
               DATE:30NO1994
               EXP.DT:19FE2011


3884           USA                            G
               APP#: 387722
               DATE:31JL1989
               PAT#: 4999430
               DATE:12MR1991
               EXP.DT:31JL2009

                                  ABSTRACT:

                                  NOVEL PRODRUGS OR DEPOT DERIVATIVES OF
                                  1,2,3,4-TETRAHYDRO-9-ACRIDINAMINE ARE
                                  DESCRIBED, AS WELL AS, METHODS FOR THE
                                  PREPARATION AND PHARMACEUTICAL COMPOSITIONS
                                  OF SAME, WHICH ARE USEFUL AS ANALGESIC AGENTS FOR THE TREATMENT OF PAIN, AS SLEEP AIDS AND AS AGENTS FOR TREATING THE SYMPTOMS OF SENILE DEMENTIA, ALZHEIMER'S DISEASE, HUNTINGTON'S CHOREA, TARDIVE DYSKINESIA, HYPERKINESIA, MANIA, OR SIMILAR CONDITIONS OF CEREBRAL INSUFFICIENCY CHARACTERIZED BY DECREASED CEREBRAL A CETYLCHOLINE PRODUCTION OR RELEASE.

3884           ATRA             E             G
               APP#: E119885
               DATE:03JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:03JL2010



3884           ATRA       D     E      01     G
               APP#: E186908
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009


3884           BELG             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           BELG       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           CANA                           F
               APP#: 2022297
               DATE:30JL1990
               PAT#:
               DATE:
               EXP.DT:



3884           DENM             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           DENM       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           EPC              E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           EPC        D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548

               DATE:24NO1999
               EXP.DT:31JL2009


3884           FRAN             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           FRAN       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           GBRI             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           GBRI       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           GERM       D     E      01     G
               APP#: EP0628548
               DATE:30JL1990
               PAT#: 69033369.2
               DATE:24NO1999
               EXP.DT:31JL2009



3884           GERW             E             G
               APP#: EP0411534
               DATE:30JL1990
               PAT#: P69017789.5
               DATE:15MR1995
               EXP.DT:30JL2010



3884           GREC             E             G
               APP#: EP0411534
               DATE:30JL1990
               PAT#: 3016106
               DATE:15MR1995
               EXP.DT:30JL2010


3884           GREC       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009

3884           IREL                           G
               APP#: 2751/90
               DATE:30JL1990
               PAT#: 66823
               DATE:16JA1996
               EXP.DT:30JL2010



3884           IREL       D            01     F
               APP#: 950609
               DATE:11AU1995
               PAT#:
               DATE:
               EXP.DT:



3884           ITAL             E             G
               APP#: 24477BE/95
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           ITAL       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           JAPA                           G
               APP#: 199361/90
               DATE:30JL1990
               PAT#: 2930245
               DATE:21MY1999
               EXP.DT:30JL2010



3884           LUXE             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           LUXE       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           NETH             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010


3884           NETH       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999

               EXP.DT:31JL2009



3884           SPAI             E             G
               APP#: EP0411534
               DATE:30JL1990
               PAT#: 2068955
               DATE:15MR1995
               EXP.DT:30JL2010



3884           SPAI       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           SWED             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010




3884           SWED       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009



3884           SWIT             E             G
               APP#: 90114586.2
               DATE:30JL1990
               PAT#: EP0411534
               DATE:15MR1995
               EXP.DT:30JL2010



3884           SWIT       D     E      01     G
               APP#: 94112223.6
               DATE:30JL1990
               PAT#: EP0628548
               DATE:24NO1999
               EXP.DT:31JL2009


4370           USA        P            01     G
               APP#: 098871
               DATE:24SE1987
               PAT#: 4816456
               DATE:28MR1989
               EXP.DT:09SE2007


                                            ALL PATENTS WITH THE DOCKET NUMBER
                                            4370 ARE SUBJECT TO THE LICENSE WITH
                                            WILLIAM SUMMERS (SEE OTHER LEGAL
                                            MATTERS SECTION)

                                  ABSTRACT:

                                  A METHOD FOR TREATING CENTRAL NERVOUS SYSTEM
                                  OR PERIPHERAL NERVOUS SYSTEM CHOLOINERGIC
                                  DEFICIT STATES SUCH AS ALZHEIMER'S DISEASE
                                  IN A MAMMAL, SAID METHOD COMPRISING
                                  ADMINISTERING TO SAID MAMMAL AN AMOUNT OF A
                                  MONOAMINE ACRIDINE DERIVATIVE EFFECTIVE IN
                                  THE TREATMENT OF A CHOLINERGIC DEFICIT STATE
                                  AN

                                  D FOR A TIME SUFFICIENT TO ACHIEVE A SUITABLE BLOOD LEVEL TO
                                  TREAT SAID CHOLINERGIC DEFICIT STATE. THE PREFERRED MONOAMINE
                                  ACRIDINE DERIVATIVE IS 1,2,3,4-TETRAHYDRO-5-AMINO
                                  ACRIDINE A UNIT DOSAGE PHARMACEUTICAL COMPOSITION OF MATTER
                                  COMPRISING AN EFFECTIVE AMOUNT OF SAID MONOAMINE ACRIDINE
                                  DERIVATIVE SUFFICIENT TO TREAT SAID CHOLINERGIC DEFICIT
                                  STATE AND A PHARMACEUTICALLY ACCEPTABLE INERT CARRIER
                                  THEREFOR IS ALSO DISCLOSED. CIP OF U.S. SERIAL NO. 914,076
                                  FILED 01OC1986. NO PRIORITY


4370           ASTL                           G
               APP#: 80707/87
               DATE:28SE1987
               PAT#: 621035
               DATE:03MR1993
               EXP.DT:28SE2007



4370           ASTL       D            02     F
               APP#: 78886/94
               DATE:17NO1994
               PAT#:
               DATE:
               EXP.DT:


4370           ATRA             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:26OC2014


4370           ATRA             X             G
               APP#: E106245
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           ATRA   J         X             G
               APP#: SZ9/96
               DATE:23MY1996
               PAT#: SZ9/96
               DATE:23FE1998
               EXP.DT:05MY2009



4370           BELG             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           BELG             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           BELG   J         X             F
               APP#: 96C0021
               DATE:05JE1996
               PAT#:


               DATE:
               EXP.DT:



4370           DENM             P             F
               APP#: 2958/88
               DATE:28SE1987
               PAT#:
               DATE:
               EXP.DT:



4370           EPC              E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           EPC              X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           FRAN             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           FRAN             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           GBRI             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           GERM             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           GERM             X             G
               APP#: EP0328535
               DATE:28SE1987
               PAT#: P3789967.2
               DATE:01JE1995
               EXP.DT:28SE2007

4370           ITAL             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:




4370           ITAL             X             G
               APP#: 4919/BE94
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           LUXE             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           LUXE             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           MEXI                           F
               APP#: 923762
               DATE:29JE1992
               PAT#:
               DATE:
               EXP.DT:



4370           NETH             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           SWED             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:


4370           SWED             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           SWIT             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:

4370           SWIT             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           SWIT   J                       G
               APP#: 52934
               DATE:16JE1995
               PAT#: C0328535/01
               DATE:30AP1996
               EXP.DT:16JE2010

4627           USA        C            01     G
               APP#: 08/422019
               DATE:12AP1995
               PAT#: 5576022
               DATE:19NO1996
               EXP.DT:19NO2013

                                  ABSTRACT:

                                  RELEASE COMPOSITION COMPRISING;(A) A
                                  WATER-INSOLUBLE POLYMER IN AN AMOUNT FROM
                                  ABOUT 40% TO ABOUT 90%; (B) A WATER-SOLUBLE
                                  POLYMER IN AN AMOUNT UP TO ABOUT 10%; AND (C)A
                                  SECOND PLASTICIZING AGENT IN AN AMOUNT UP TO
                                  ABOUT 10%; WHEREIN THE SUSTAINING LAYER AND
                                  THE IMMEDIATE RELEASE COMPOSITION ARE PRESENT
                                  IN THE SUSTAINED RELEASE COMPOSITION IN A
                                  RATIO BY WEIGHT FROM ABOUT 1:9 TO ABOUT 4:6,
                                  RESPECTIVELY, AND THE IMMEDIATE RELEASE
                                  COMPOSITION AND THE SUSTAINED RELEASE
                                  COMPOSITION ARE PRESENT IN THE DRUG DELIVERY
                                  SYSTEM IN A RATIO BY WEIGHT FROM ABOUT 0.0 1:1
                                  TO ABOUT 1:1, RESPECTIVELY. CONTINUATION OF
                                  USSN 08/096140 FILED 7/22/93.




5180           USA                            G
               APP#: 07/999999
               DATE:22DE1986
               PAT#: 4631286
               DATE:23DE1986
               EXP.DT:22DE2006

                                  ABSTRACT:  PATENTS WITH THE DOCKET NUMBER
                                             5180 ARE SUBJECT TO THE LICENSE
                                             AGREEMENT WITH HOECHST-ROUSSEL
                                             (SEE OTHER LEGAL MATTERS SECTION)


5180           USA        C            01     G
               APP#: 07/999999
               DATE:27JE1988
               PAT#: 4754050
               DATE:28JE1988
               EXP.DT:22DE2006



5180           USA        C            02     G
               APP#: 07/999999
               DATE:29MY1989
               PAT#: 4835275
               DATE:30JE1989
               EXP.DT:22DE2006



5180           USA        C            03     G
               APP#: 07/999999
               DATE:12JE1989
               PAT#: 4839364
               DATE:13JE1989
               EXP.DT:22DE2006


5180           USA        P            01     G
               APP#: 07/999999
               DATE:22DE1986
               PAT#: 4695573
               DATE:23DE1986
               EXP.DT:22DE2006



5180           ASTL                           G
               APP#: 99999
               DATE:23OC1981


               PAT#: 589141
               DATE:24OC1981
               EXP.DT:23OC2001



5180           ASTL                    01     G
               APP#: 99999
               DATE:18JL1985
               PAT#: 615768
               DATE:19JL1985
               EXP.DT:18JL2005


5180           ATRA             E             G
               APP#: E63903
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005



5180           BELG             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005



5180           CANA                           G
               APP#: 99999
               DATE:02DE1988
               PAT#: 1292744
               DATE:03DE1988
               EXP.DT:03DE2005



5180           CZEC                           D
               APP#:
               DATE:
               PAT#:
               DATE:
               EXP.DT:


5180           DENM                           G
               APP#: 99999
               DATE:23OC1985
               PAT#: 167250
               DATE:24OC1985
               EXP.DT:23OC2005



5180           DENM                    01     G
               APP#: 99999
               DATE:25NO1992
               PAT#: 168704
               DATE:26NO1992
               EXP.DT:25NO2012

5180           EPC              E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005



5180           FINL                           G
               APP#: 99999
               DATE:22OC1985
               PAT#: 86421
               DATE:23OC1985
               EXP.DT:22OC2005



5180           FRAN             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005



5180           GBRI             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005



5180           GERM             E             G
               APP#: EP0179383
               DATE:14OC1985
               PAT#: P3582995.0
               DATE:15OC1985
               EXP.DT:14OC2005



5180           HUNG                           G
               APP#: 99999
               DATE:17OC1985
               PAT#: 196183
               DATE:18OC1985
               EXP.DT:17OC2005



5180           ISRA                           D
               APP#:
               DATE:
               PAT#:
               DATE:
               EXP.DT:


5180           ISRA                    01     D
               APP#:
               DATE:
               PAT#:
               DATE:
               EXP.DT:



5180           ITAL             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005

5180           JAPA                           D
               APP#:
               DATE:
               PAT#:
               DATE:
               EXP.DT:



5180           JAPA                    01     D
               APP#:
               DATE:
               PAT#:
               DATE:
               EXP.DT:



5180           KORS                           D
               APP#:
               DATE:
               PAT#:
               DATE:
               EXP.DT:



5180           LUXE             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005



5180           NETH             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005


5180           NEWZ                           G
               APP#: 213932
               DATE:22OC1981
               PAT#: 213932
               DATE:23OC1981
               EXP.DT:22OC2001



5180           NEWZ                    01     G
               APP#: 229248
               DATE:22OC1981
               PAT#: 229248
               DATE:23OC1981
               EXP.DT:22OC2001



5180           NORW                           G
               APP#: 99999
               DATE:23OC1985
               PAT#: 169121
               DATE:24OC1985
               EXP.DT:23OC2005

5180           NORW                    01     G
               APP#: 99999
               DATE:29OC1990
               PAT#: 172847
               DATE:30OC1990
               EXP.DT:29OC2010



5180           PHIL                           G
               APP#: 99999
               DATE:16OC1985
               PAT#: 22614
               DATE:17OC1985
               EXP.DT:17OC2002



5180           PORT                           G
               APP#: 81362
               DATE:29NO1982
               PAT#: 81362
               DATE:30NO1982
               EXP.DT:29NO2002



5180           SAFR                           G
               APP#: 85/08136
               DATE:23OC1985
               PAT#: 85/08136
               DATE:24OC1985
               EXP.DT:23OC2005



5180           SPAI                           G
               APP#: 99999
               DATE:22OC1985
               PAT#: 548137
               DATE:23OC1985
               EXP.DT:23OC2005



5180           SPAI                    01     G
               APP#: 99999
               DATE:29AP1986
               PAT#: 554568
               DATE:30AP1986
               EXP.DT:30AP2006


5180           SPAI                    02     G
               APP#: 99999
               DATE:29AP1986
               PAT#: 554569
               DATE:30AP1986
               EXP.DT:30AP2006



5180           SWED             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005


5180           SWIT             E             G
               APP#: 99999
               DATE:14OC1985
               PAT#: EP0179383
               DATE:15OC1985
               EXP.DT:14OC2005

                                    LICENSES

Licenses In:

1. Royalty Agreement between Mount Sinai School of Medicine and Warner-Lambert Company dated as of September 8, 1987.

2. Agreement between Shire Holdings Limited and Warner-Lambert Company dated as of April 20, 1990.

3. License Agreement between William K. Summers, M.D. and Warner-Lambert Company dated as of September 27, 1990.

4.       Settlement and License Agreement between Hoechst-Roussel
         Pharmaceuticals Inc. and Warner-Lambert Company dated as of September 28, 1994.


Licenses Out:

1. Technology License Agreement between Je Il Pharmaceutical Co., Ltd. and Warner-Lambert Company dated as of November 1, 1995. (Korea)

2. Trademark License Agreement between Je Il Pharmaceutical Co., Ltd. and Warner-Lambert Company dated as of November 1, 1995. (Korea)

3. Amendment Agreement among Warner-Lambert Company, Parke-Davis & Company and G&M S.A. dated as of August 1, 1994 to the Pharmaceutical License Agreement dated March 17, 1989 between the parties. (Argentina)

                                 EXHIBIT 1.1.3

                              REGULATORY APPROVALS



The following Marketing Authorizations relating to the Product:

        -------------------------------------------------------------------------------------------------------------------
                                   REGISTRATION               REGISTRATION                REGISTRATION
          COUNTRY                     FILED                     APPROVED                     NUMBER
        -------------------------------------------------------------------------------------------------------------------
        EUROPEAN
        UNION
        -------------------------------------------------------------------------------------------------------------------
        Austria                    17-Jan-94                    18-Dec-95
        -------------------------------------------------------------------------------------------------------------------
        Belgium                     2-May-94                    11-Dec-95
        -------------------------------------------------------------------------------------------------------------------
        France                        Jun-90                     5-May-94
        -------------------------------------------------------------------------------------------------------------------
        French Export
        Countries
        -------------------------------------------------------------------------------------------------------------------
        Germany                     3-May-94                    22-Jun-95
        -------------------------------------------------------------------------------------------------------------------
        Greece                      3-May-94                   31-July-95
        -------------------------------------------------------------------------------------------------------------------
        Luxembourg                  3-May-94                    29-Nov-95
        -------------------------------------------------------------------------------------------------------------------
        Norway
        -------------------------------------------------------------------------------------------------------------------
        Portugal                    5-May-94                    1-July-97
                                    Nacional
        -------------------------------------------------------------------------------------------------------------------
        Spain                      27-Apr-94                    15-Dec-95
        -------------------------------------------------------------------------------------------------------------------
        Switzerland                 7-Feb-94                    16-Jun-95
        -------------------------------------------------------------------------------------------------------------------
        U.K.                       29-Apr-94                    22-May-97
        -------------------------------------------------------------------------------------------------------------------
        Australia                   7-Nov-93                    30-Nov-94
        -------------------------------------------------------------------------------------------------------------------
        U.S.                        1-Jun-90                     9-Sep-93
        -------------------------------------------------------------------------------------------------------------------
        LATIN AMERICA
        -------------------------------------------------------------------------------------------------------------------
        Argentina                                               15-Jun-94
        -------------------------------------------------------------------------------------------------------------------
        Brazil                                                  15-Sep-94
        -------------------------------------------------------------------------------------------------------------------
        Chile                                                   17-Dec-94
        -------------------------------------------------------------------------------------------------------------------
        Colombia                                                29-Jun-95
        -------------------------------------------------------------------------------------------------------------------
        Ecuador                                      30-Oct-95 (10+40 mg)
                                                        13-Nov-95 (30 mg)
        -------------------------------------------------------------------------------------------------------------------
        El Salvador                                             30-Aug-95
        -------------------------------------------------------------------------------------------------------------------
        Guatemala                                               17-May-94
        -------------------------------------------------------------------------------------------------------------------
        Peru                                                    21-Aug-95
        -------------------------------------------------------------------------------------------------------------------
        Puerto Rico
        -------------------------------------------------------------------------------------------------------------------
        Uruguay                                                 15-Oct-94
        -------------------------------------------------------------------------------------------------------------------
        VENEZUELA                                                9-Dec-94
        -------------------------------------------------------------------------------------------------------------------
        ASIA
        -------------------------------------------------------------------------------------------------------------------
        Hong Kong                                                1-Aug-95
        -------------------------------------------------------------------------------------------------------------------
        Israel                                                     Oct-96
        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------
                                   REGISTRATION               REGISTRATION                REGISTRATION
          COUNTRY                     FILED                     APPROVED                     NUMBER
        -------------------------------------------------------------------------------------------------------------------

        Korea                                                    9-Feb-96
        -------------------------------------------------------------------------------------------------------------------
        Philippines                                             14-May-96
        -------------------------------------------------------------------------------------------------------------------
        Singapore                                               24-Aug-95
        -------------------------------------------------------------------------------------------------------------------

                                 EXHIBIT 1.1.7


[****]-CONFIDENTIAL TREATMENT REQUESTED

                               PREPAID ROYALTIES


An amount equal to $[****] less the actual royalty payable by Warner-Lambert to Licensor under the License Agreement dated as of September 27, 1990 between William K. Summers, M.D. and Warner-Lambert Company for the period beginning April 1, 2000 and ending on May 31, 2000.

                                  EXHIBIT 2.1


                    PACKAGE INSERT PROVISIONS FOR COGNEX CR


INDICATIONS

COGNEX CR is indicated for the treatment of mild to moderate dementia of the Alzheimer type.


CLINICAL ADVERSE EXPERIENCES, WARNINGS, PRECAUTIONS

COGNEX CR labeling will include liver monitoring recommendations that are no worse than that of COGNEX IR.

DOSAGE AND ADMINISTRATION

The dosage range of COGNEX CR is 100 to 200 mg once a day.

                                  EXHIBIT 2.2

                                   ALLOCATION



The Purchase Price is allocated as follows:

$500,000 of the Purchase Price should be allocated to Intellectual Property and any licenses. Any remaining portion of the Purchase Price should be allocated to goodwill.

                                 EXHIBIT 3.7(A)

                     GOVERNMENTAL AND THIRD PARTY CONSENTS




Issuance of a Decision and Order by the Federal Trade Commission in the matter of Pfizer Inc., a corporation; and Warner-Lambert Company, a corporation, approving Horizon as the purchaser of the Cognex Divestiture Assets, as defined therein.


Consent of Mount Sinai School of Medicine ("Mt. Sinai") to the assignment of the Agreement dated September 8, 1987 between Warner-Lambert and Mt. Sinai.

                                 EXHIBIT 3.7(B)


                     GOVERNMENTAL AND THIRD PARTY CONSENTS


Issuance of a Decision and Order by the Federal Trade Commission in the matter of Pfizer Inc., a corporation; and Warner-Lambert Company, a corporation, approving Horizon as the purchaser of the Cognex Divestiture Assets, as defined therein.

                                  EXHIBIT 3.10

                             MANAGED CARE CUSTOMERS

[*****]-CONFIDENTIAL TREATMENT REQUESTED


       COGNEX CONTRACTS
ALPHA LISTING
                                                 Renewal/      Current             Rights to
                                                 Term. Rights  Rebate/   Contract   Change    Assign.   Primary    Admin.
Name              Type   Contact  Phone   Term   Both Parties  Discount    Price     Price/   Rights    Whole-      Fee     Amend.
                         Person   Number                                             Rebate             saler
[*****]
-----------------------------------------------------------------------------------------------------------------------------------
PENDING
                  -----------------------------------------------------------------------------------------------------------------
[*****]

-----------------------------------------------------------------------------------------------------------------------------------


*[*****]

                                EXHIBIT 7.1.4(A)

                    ASSIGNMENT, ASSUMPTION AND BILL OF SALE


                   THIS GENERAL ASSIGNMENT, ASSUMPTION AND BILL OF SALE is entered into this __ day of May, 2000, by and among FIRST HORIZON
PHARMACEUTICAL CORPORATION, a Delaware corporation ("Horizon"), and WARNER-LAMBERT COMPANY, a Delaware corporation ("Warner-Lambert").

                   WHEREAS, Horizon and Warner-Lambert have entered into a Asset Purchase Agreement, dated as of April 14, 2000 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Warner-Lambert has agreed to sell to Horizon and Horizon has agreed to purchase from Warner-Lambert certain of the assets of Warner-Lambert relating to the Product and Horizon has agreed, in consideration therefor, to assume certain obligations in connection therewith;

                  NOW, THEREFORE, the parties hereto agree as follows:

     1. Conveyance and Acceptance. (a) Warner-Lambert hereby irrevocably sell, assign, and transfer to Horizon, free and clear of all liens, all of Warner-Lambert's right, title and interest in the Assets and Assumed Liabilities, other than the Retained Liabilities, as the same shall exist on the date hereof (collectively, the "Assigned Assets").

         (b) Horizon hereby accepts the sale, assignment and transfer of the Assigned Assets.

     2. Further Assurances. (a) At any time or from time to time after the date hereof, at Horizon's request and without further consideration, Warner-Lambert shall execute and deliver to Horizon such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Horizon may reasonably deem necessary or desirable in order more effectively to sell, assign and transfer to Horizon and to confirm Horizon's title to, all of the Assigned Assets, and, to the fullest extent permitted by law, to put Horizon in actual possession and operating control of the Assigned Assets and to assist Horizon in exercising all rights with respect thereto.

         (b) Warner-Lambert hereby constitutes and appoints Horizon the true and lawful attorney of Warner-Lambert, with full power of substitution, in the name of Warner-Lambert or Horizon, but on behalf of and for the benefit of
Horizon: (i) to demand and receive from time to time any and all of the Assigned Assets and to make endorsements and give receipts and releases for and in respect to the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all Actions that Horizon may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assigned Assets; (iii) to defend or compromise any and all Actions in respect of any of the Assigned Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as Horizon shall deem desirable. Warner-Lambert hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. Horizon shall indemnify and hold harmless Warner-Lambert and its officers, directors, employees, agents and Affiliates from any and all Losses caused by or arising out of any breach of law by Horizon in its exercise of the aforesaid powers.

     3. Assumption of Liabilities. (a) Horizon hereby undertakes and agrees from and after the date hereof, subject to the limitations contained herein, to assume and to pay, perform and discharge when due the Assumed Liabilities.

         (b) Nothing contained herein shall require Horizon to pay or discharge any debts or obligations expressly assumed hereby so long as Horizon shall in good faith contest or cause to be contested the amount or validity thereof.

         (c) Other than as specifically stated above or in the Asset Purchase Agreement, Horizon assumes no debt, liability or obligation of Warner-Lambert, including without limitation the Retained Liabilities, by this General Assignment, Assumption and Bill of Sale, and it is expressly understood and agreed that all debts, liabilities and obligations not assumed hereby by Horizon shall remain the sole obligation of Warner-Lambert, its successors and assigns.

         (d) No person other than the Warner-Lambert and its respective successors and assigns shall have any rights under the provisions of this
Section 3.

     4. Miscellaneous. (a) This General Assignment, Assumption and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         (b) This General Assignment, Assumption and Bill of Sale shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to a contract executed in that State.

         (c) This General Assignment, Assumption and Bill of Sale shall be binding upon and shall inure to the benefit of permitted assigns and successors.


                  IN WITNESS WHEREOF, this General Assignment, Assumption and Bill of Sale has been duly executed and delivered by a duly authorized officer of each party on the day and year first above written.

                                      FIRST HORIZON PHARMACEUTICALS CORPORATION


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      WARNER-LAMBERT COMPANY


                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                EXHIBIT 7.1.4(B)

                              TRADEMARK ASSIGNMENT



WHEREAS, [WARNER-LAMBERT COMPANY] [NAME OF AFFILIATE], a corporation organized and existing under the laws of the state of [Delaware][State of Incorporation], with an office and place of business at 201 Tabor Road, Morris Plains, New Jersey 07950, is the owner of the trademarks listed on the attached schedule (the "Trademarks"), and

WHEREAS, FIRST HORIZON PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, with an office and place of business at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076, pursuant to an Asset Purchase Agreement dated April 14, 2000 among said parties, is desirous of acquiring all rights, title and interest in and to the Trademark, including the goodwill associated therewith;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, said WARNER-LAMBERT COMPANY hereby assigns to said FIRST HORIZON PHARMACEUTICAL CORPORATION all rights, title and interest in the Trademark and the goodwill associated therewith.
                                                     [WARNER-LAMBERT COMPANY]
                                                     [NAME OF AFFILIATE]



                                                     ---------------------------
                                                     Name:
                                                     Title:
                                                     Date:

                              TRADEMARK ASSIGNMENT


                             SCHEDULE OF TRADEMARKS

   Ctry        Trademark
Curr Reg D      Renewal             Owner      Status       Curr App No       Cur App Dt      Curr Reg No
----------     ---------            -----      ------       -----------       ----------      -----------
USA            COGNEX                                         73/762382       07NO1988           1543222
13JE1989          13JE2009          WLP          G

ANDO           COGNEX                                          12903          04DE1998           12467
04DE1998          04DE2008          WLP          G

AOIP           COGNEX                                         82989           16NO1993           33312
15SE1994          16NO2003          WLP          G

ARGE           COGNEX                                         1668032         19OC1988           419731
26FE1993          26FE2003          WLP          G

ARME           COGNEX IN CYRILLIC                             NONE            21NO1996           IR666352
21NO1996          21NO2006          PDGB         G

ASTL           COGNEX                                         497479          01MY1995           A497479
01MY1995          17OC2009          WLP          G

ATRA           COGNEX                                         AM4962/89       11OC1989           129313
09MR1990          31JA2000          WLP          G

ATRA           COGNEX                                         80846           01AP1996           80846
03AU1998          01AP2006          WLP          G

AZER           COGNEX IN CYRILLIC                             NONE            21NO1996           IR666352
21NO1996          21NO2006          PDGB         G

BELA           COGNEX IN CYRILLIC                             NONE            21NO1996           IR666352
21NO1996          21NO2006          PDGB         G

BENE           COGNEX                                         65023           14SE1998           457086
02FE1999          26OC2008          WLP          G

BENE           COGNEX                                         80846           01AP1996           80846
03AU1998          01AP2006          WLP          G

BRAZ           COGNEX                                         68344           29DE1999           814501605
28AU1990          28AU2000          WLP          G

BRAZ           COGNEX CR                                      819637173       04NO1996           819637173
13JL1999          13JL2009          WLP          G


Ctry           Trademark
Curr Reg D     Renewal              Owner      Status       Curr App No      Cur App Dt       Curr Reg No
----------     ---------            -----      ------       ------------     -----------      ----------
BULG           COGNEX                                         21382           08SE1992          21730
30SE1993          08SE2002          WLP          G

BULG           COGNEX IN CYRILLIC                             NONE            21NO1996          IR666352
21NO1996          21NO2006          PDGB         G

CAMB           COGNEX                                         1803            08OC1992          1801
21AP1993          08OC2002          WLP          G

CHIL           COGNEX                                         443093          12MR1999          539520
01JL1999          27AP2009          WLP          G

CHIL           COGNEX CR                                      357493          10OC1996          489543
14JL1997          14JL2007          WLP          G


  Ctry           Trademark
Curr Reg D        Renewal                   Owner    Status  Curr App No       Cur App Dt         Curr Reg No
----------        -------                   -----    ------  -----------       ----------         -----------
INDI              COGNEX                     WLP         F     609118            11OC1993

INDO              COGNEX                                       NONE              11SE1989            271725
13FE1992             13AU2001                WLP         G

INTL              COGNEX IN CYRILLIC                           NONE              21NO1996            IR666352
21NO1996             21NO2006                PDGB        G

IREL              COGNEX                                       80846             01AP1996            80846
03AU1998             01AP2006                WLP         G

IREL              COGNEX                                       6377/89           27NO1996            135633
27NO1996             26NO2006                WLP         G

ISRA              COGNEX                                       89254             14OC1993            89254
13SE1995             13OC2000                WLP         G

ITAL              COGNEX                     WLP         F     RM005925          03DE1997

ITAL              COGNEX                                       RM98C005339       28OC1998            557807
13JA1992             03NO1998                WLP         G

ITAL              COGNEX                                       80846             01AP1996            80846
03AU1998             01AP2006                WLP         G

JAMA              COGNEX                                       5/4953            19OC1993            27282
14NO1996             19OC2000                WLP         G

JAPA              COGNEX                                       119497/1988       20OC1988            2313556
28JE1991             28JE2001                WLP         G

JORD              COGNEX                                       NONE              15NO1999            33170
23OC1993             23OC2000                WLP         G

KAZA              COGNEX IN CYRILLIC                           NONE              21NO1996            IR666352
21NO1996             21NO2006                PDGB        G

KENY              COGNEX                                       40928             23NO1993            40928
30MR1995             23NO2000                WLP         G

KORS              COGNEX                                       93-35581          07OC1993            307643
08FE1995             08FE2005                WLP         G

KORS              COGNEX IN KOREAN CHARACTERS                  94-49286          09DE1994            331529
16JA1996             16JA2006                PDA         G

KYRG              COGNEX IN CYRILLIC                           NONE              21NO1996            IR666352
21NO1996             21NO2006                PDGB        G

LAOS              COGNEX                                       1342              11SE1992            1437
20JL1993             11SE2002                WLP         G

LATV              COGNEX                                       M-93-2209         08MR1993            M33894
20OC1996             08MR2003                WLP         G

LEBA              COGNEX                     WLP         F     61860             18AU1994

LITH              COGNEX                                       12922             05OC1993            23927
16DE1996             05OC2003                WLP         G

MACE              COGNEX IN CYRILLIC                           NONE              21NO1996            IR666352
21NO1996             21NO2006                PDGB        G

   Ctry        Trademark
Curr Reg D      Renewal             Owner          Status     Curr App No      Cur App Dt      Curr Reg No
----------     ---------            -----         ---------   -----------      ----------      -----------
CHIN           COGNEX                                           93125913        02DE1993          765722
14SE1995          13SE2005          WLP               G

COLO           COGNEX                                           309872          11SE1989          147849
10NO1993          10NO2003          WLP               G

COLO           COGNEX CR                                        96056701        25OC1996          197101
15MY1997          15MY2007          WLP               G

COST           COGNEX                                           NONE            07DE1994          95326
27MR1996          27MR2006          WLP               G

CTM            COGNEX                                           80846           01AP1996          80846
03AU1998         01AP2006           WLP               G

CUBA           COGNEX                                           1033/96         11JE1996          125203
28FE1997          11JE2006          WLP               G

CZEC           COGNEX                                           71543-92        04SE1992          179288
31AU1994          04SE2002          WLP               G

DENM           COGNEX                                           80846           01AP1996          80846
03AU1998          01AP2006          WLP               G

DENM           COGNEX                                           6580/1989       07SE1989          7273/1992
07AU1992          07AU2002          WLP               G

DREP           COGNEX                                           NONE            03NO1993          70025
15JA1994          15JA2014          WLP               G

ECUA           COGNEX                                           42184/93        08OC1993          3834-94
14NO1994          14NO2004          WLP               G

EGYP           COGNEX                                           88550           11OC1993          88550
22JE1998          11OC2003          WLP               G

ESTO           COGNEX                                           9303722         14AP1993          16105
30JE1995          30JE2005          WLP               G

FINL           AXONYL                                           4039/91         27AU1991          122292
21SE1992          21SE2002          WLP               G

FINL           COGNATEX                                         4040/91         27AU1991          122293
21SE1992          21SE2002          WLP               G

FINL           COGNEX                                           80846           01AP1996          80846
03AU1998          01AP2006          WLP               G

Ctry          Trademark
Curr Reg D     Renewal           Owner   Status    Curr App No    Cur App Dt  Curr Reg No
---------- -------------------   -----   ------    -----------    ----------  -----------
MAYS       COGNEX                                   NONE           03JL1996    MA/5572/89
22JL1996       12SE2010          WLP      G

MEXI       COGNEX                                   160501         11FE1993    452998
24FE1994       11FE2003          WLP      G

MOLD       COGNEX IN CYRILLIC                       NONE           21NO1996    IR666352
21NO1996       21NO2006          PDGB     G

MONG       COGNEX IN CYRILLIC                       NONE           21NO1996    IR666352
21NO1996       21NO2006          PDGB     G

NEWZ       COGNEX                                   NONE           14DE1994    188209
14DE1994       19OC2009          WLP      G

NICA       COGNEX                                   93-02730       29NO1993    26207
12JL1994       11JL2004          WLP      G

NIGE       COGNEX                WLP      F         NONE           26OC1993

NORW       AXONYL                                   91/4361        28AU1991    175093
14MR1996       14MR2006          WLP      G

NORW       COGNATEX                                 91/4360        28AU1991    154564
14JA1993       14JA2003          WLP      G

NORW       COGNEX                                   89/4387        11SE1989    144521
21MR1991       21MR2001          WLP      G

PAKI       COGNEX                WLP      F         104073         27SE1989

PANA       COGNEX                                   77106          04SE1995    77106
28OC1996       28OC2006          WLP      G

PARA       COGNEX                                   18125          18DE1991    154686
24JE1992       24JE2002          WLP      G

PERU       COGNEX                                   240536         20AP1994    79857
19AU1994       10MY2004          WLP      G

PHIL       COGNEX                                   76718          08JL1991    55601
02JL1993       02JL2013          WLP      G

POLA       COGNEX                                   Z-113342       09SE1992    79098
28OC1994       09SE2002          WLP      G

PORT       COGNEX                                   80846          01AP1996    80846
03AU1998       01AP2006          WLP      G

PORT       COGNEX                                   259054         12OC1989    259054
06MY1993       06MY2003          WLP      G

PUER       COGNEX                                   NONE           20JL1993    33734
04NO1994       04NO2004          WLP      G

ROMA       COGNEX                                   27765          16SE1992    19848
26MR1996       16SE2002          WLP      G

RUSS       COGNEX                                   165803         09NO1992    120087
09NO1992       09NO2002          WLP      G

RUSS       COGNEX IN CYRILLIC                       NONE           21NO1996    IR666352
21NO1996       21NO2006          PDGB     G

Ctry       Trademark
Curr Reg D  Renewal         Owner     Status    Curr App No    Cur App Dt  Curr Reg No
---------- ---------        -----     ------    -----------    ----------  -----------
SAFR        COGNEX                               NONE            26MR1999   89/9005
29MR1999    26SE2009        WLP        G

SALV        COGNEX                               3743            14OC1993   156
08MY1995    08MY2005        WLP        G

SAUD        COGNEX                               22612           16OC1993   314/37
25JL1994    26JE2003        WLP        G

SING        COGNEX                               5960/89         02JL1996   S/5960/89
19FE1997    08SE2006        WLP        G

SLOV        COGNEX                               Z-9870111       27JA1998   9870111
05OC1998    26JA2008        WLP        G

SLVK        COGNEX                               0-71543-92      04SE1992   174926
14JE1995    04SE2002        WLP        G

SPAI        COGNEX                               1521725         05MY1999   1521725
01JA2000    28SE2009        WLP        G

SPAI        COGNEX                               80846           01AP1996   80846
03AU1998    01AP2006        WLP        G

SPAI        COGNEX CR                            2050172         02OC1996   2050172
05MR1997    02OC2006        WLP        G

SWED        COGNEX                               89-08491        23AU1989   244648
30DE1992    30DE2002        WLP        G

SWED        COGNEX                               80846           01AP1996   80846
03AU1998    01AP2006        WLP        G

SWED        COGNEX CR                            96-09133        08OC1996   326021
16JA1998    16JA2008        WLP        G

SWIT        COGNEX                               7341            02OC1989   376663
12JL1990    02OC2009        WLP        G

SYRI        COGNEX          WLP        D

TADJ        COGNEX IN CYRILLIC                   NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

TAIW        COGNEX                               (78)01408       28JA1989   477796
16MR1990    15MR2000        WLP        G

TAIW        COGNEX IN CHINESE CHARACTERS         82059910        06DE1993   654939
16SE1994    15SE2004        WLP        G

THAI        COGNEX                               371708          09NO1998   KOR83130
08DE1998    09NO2008        WLP        G

TUNI        COGNEX          WLP        F
EE991593    24SE1999

TURK        COGNEX                               11383/93        20OC1993   147828
20OC1993    19OC2003        WLP        G

UKRA        COGNEX                               93084114        03AU1993   8843
31OC1997    03AU2003        WLP        G

UKRA        COGNEX IN CYRILLIC                   NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

URUG        COGNEX                               265939          15OC1993   265939
11AU1994    11AU2004        WLP        G

Ctry        Trademark
Curr Reg D   Renewal        Owner     Status    Curr App No    Cur App Dt  Curr Reg No
----------  ---------       -----     ------    -----------    ----------  -----------
URUG        COGNEX  CR                           290345          09OC1996   290345
01SE1997    01SE2007        WLP        G

UZBE        COGNEX IN CYRILLIC                   NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

VENE        COGNEX          WLP        F         19772-88        24OC1988

VENE        COGNEX CR       WLP        F         86384           05NO1996

VIET        COGNEX                               8630            06AU1992   7554
22FE1993    06AU2002        WLP        G

YUGO        COGNEX                               Z-1124/92       16SE1992   40303
19SE1997    16SE2002        WLP        G

YUGO        COGNEX IN CYRILLIC                   NONE            21NO1996   IR666352
21NO1996    21NO2006        PDGB       G

ZIMB        COGNEX                               874/93          12OC1993   974/93
14FE1994    12OC2003        WLP        G

                                  EXHIBIT 7.1.5

                                SUPPLY AGREEMENT

                  This SUPPLY AGREEMENT (the "Agreement") is made and entered into as of [____], 2000 (the "Effective Date"), by and between PARKE-DAVIS PHARMACEUTICALS LIMITED, a company organized and existing under the laws of the Cayman Islands ("SUPPLIER"), and FIRST HORIZON PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware ("PURCHASER"). Capitalized terms not otherwise defined herein shall have the meanings set forth in Article 1.


                                   WITNESSETH:

         WHEREAS, PURCHASER has purchased the Product from SUPPLIER pursuant to an asset purchase agreement between Warner-Lambert Company and PURCHASER dated as of April 14, 2000 (the "Asset Purchase Agreement");

         WHEREAS, PURCHASER does not have immediate capacity for manufacturing or causing to be manufactured the Products or the Active Ingredient;

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement, SUPPLIER has undertaken to supply Product and the Active Ingredient to PURCHASER;

         WHEREAS, SUPPLIER is a manufacturer with adequate capacity for manufacturing PURCHASER's Product and Active Ingredient;

         WHEREAS, the parties desire to enter into a Supply Agreement pursuant to which SUPPLIER shall supply the Products and the Active Ingredient to PURCHASER; and

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the parties agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms will have the meanings set forth below:

         "Active Ingredient" means tacrine hydrochloride.

         "Affiliate" means (i) any company or entity, more than fifty percent (50%) of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a party; (ii) any company, entity or person which owns or controls, directly or indirectly, more than fifty percent (50%) of the voting stock or participating profit interest of a party and (iii) any company, entity or person which is under common control with a party hereto. The term "common control" means a third party has direct or indirect ownership of fifty percent (50%) or more of the voting stock or participating profit interest of both the other company or entity and the party to this Agreement.

         "Asset Purchase Agreement" has the meaning set forth in the Recitals.

         "Business Day" means a day during which banks are generally open for business in New York.

          "GMPs" means the regulatory standards and the principles and guidelines of good manufacturing practice, as in effect from time to time, relating to the manufacture of medicinal products including, but not limited to, standards for equipment, facilities, production and quality control established by the applicable Governmental or Regulatory Authority.

         "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, agency, commission, official or other instrumentality of the European Community or any relevant country, state, province, county, city or other political subdivision.

         "Marketing Authorization" means the authorization to sell the Product, as granted by the relevant Governmental or Regulatory Authorities.

         "Manufacturing Authorization" means any authorization necessary to manufacture the Product, as granted by the relevant Governmental or Regulatory Authorities.

          "Product" means the filled capsule shells and the fully-finished and packaged pharmaceutical product, in each case containing the Active Ingredient supplied pursuant to this Agreement and set forth in Schedule A or otherwise pursuant to Article 2 of this Agreement.

         "Production Fee" means the appropriate fees set forth on Exhibit I to this Agreement.

         "Proprietary Information" has the meaning set forth in Section 6.1.

         "Raw Materials" means all raw materials and packaging materials (including labeling), other than the Active Ingredient, needed to produce the Product.

         "Reimbursement Amount" has the meaning set forth in Section 5.4.

         "Specifications" means the specifications and procedures currently utilized by SUPPLIER in testing Raw Materials and the Active Ingredient and in manufacturing and testing the Product which are according to the Marketing Authorizations for the Product in effect on the date hereof or such other manufacturing specifications as are mutually agreed upon in writing by the parties hereto, including all stability requirements set forth therein.


2.        PRODUCTION ARRANGEMENT.

         2.1 Appointment. PURCHASER hereby appoints SUPPLIER and SUPPLIER hereby agrees to be a supplier of the Product and the Active Ingredient to PURCHASER pursuant to and for the term of this Agreement.

         2.2 Agreement to Supply and Purchase the Product. (a) Schedule A hereto sets forth the total number of filled capsule shells of Product that SUPPLIER will supply to PURCHASER during the year 2000. Schedule A shall indicate the allocation of such filled capsule shells as between the U.S. and the "rest of world."

         (b) On or prior to April 21, 2000, PURCHASER shall provide to SUPPLIER a schedule (the "Production Schedule") indicating the manner in which such filled capsule shells shall be packaged and labeled. The Production Schedule shall include the information set forth on Schedule B to this Agreement. SUPPLIER shall promptly confirm its ability to manufacture and package the product in accordance with the Production Schedule. Thereafter, SUPPLIER shall use its commercially reasonable efforts to supply to PURCHASER the Product in such quantities and on such dates as set forth in the agreed-upon Production Schedule, subject to SUPPLIER's ability to complete any required packaging and labeling changes. In the event SUPPLIER is unable to supply the Product to PURCHASER on a delivery date set forth on the Production Schedule, for a reason other than SUPPLIER's inability to complete packaging and labeling changes in time, SUPPLIER shall use its commercially reasonable efforts to deliver such Product as soon as practicable thereafter, but in any event, no later than thirty (30) days after the applicable delivery date.

         (c) PURCHASER shall purchase from SUPPLIER Product in the quantities and on the delivery dates set forth in the Production Schedule. In the event PURCHASER fails at any time to purchase all Product manufactured and made available for delivery by SUPPLIER as specified in this Section 2.2(b), PURCHASER shall pay to SUPPLIER an amount equal to the total Production Fee which would have otherwise been paid to SUPPLIER had PURCHASER purchased the quantity specified on the Production Schedule on the applicable date.

         2.3 Active Ingredient and Raw Materials. (a) SUPPLIER will at all times acquire, at its own cost and expense, the Active Ingredient and Raw Materials, in such quantities as are necessary to enable SUPPLIER to manufacture and supply the desired quantities of the Product during the term of this Agreement. SUPPLIER will perform all quality control procedures with respect to the Active Ingredient and Raw Materials in accordance with the Specifications.

         (b) SUPPLIER will, or will cause its Affiliates to, use its commercially reasonable efforts to provide PURCHASER with the Active Ingredient in the quantity, on the delivery date and at the price set forth on Schedule C hereto. In the event SUPPLIER or its Affiliate is unable to supply the Active Ingredient to PURCHASER on the delivery date set forth on Schedule C, SUPPLIER shall, or shall cause its Affiliate to, use its commercially reasonable efforts to deliver such Active Ingredient as soon as practicable thereafter, but in any event, no later than thirty (30) days after the original delivery date.

         (c) PURCHASER shall purchase from SUPPLIER the Active Ingredient in the quantities and on the delivery dates set forth in Schedule C. Subject to
Section 10.3 hereof, in the event PURCHASER fails at any time to purchase all of the Active Ingredient manufactured and made available for delivery by SUPPLIER as specified in this Section 2.3(c), PURCHASER shall pay to SUPPLIER an amount equal to the total Production Fee which would otherwise have been paid to SUPPLIER had PURCHASER purchased the quantity specified on Schedule C on the applicable date.

         2.4 Changes to Production Schedule. Purchaser may request changes to the Production Schedule relating to the allocation of Product among countries, quantity and dosage strength and SUPPLIER shall use commercially reasonable efforts to effectuate such changes; provided, however, that such changes shall not in any way decrease the obligation of

PURCHASER to purchase the aggregate equivalent amount of Product as set forth on the Production Schedule as originally agreed upon by the parties.

         2.5 Controlling Provisions. In ordering and delivering, PURCHASER and SUPPLIER may employ their standard forms, but nothing in those forms shall be construed to modify or amend the terms of this Agreement and in case of conflict herewith, this Agreement shall control.

3.       DELIVERY AND ACCEPTANCE.

         3.1 Delivery. The Products and Active Ingredient shall be delivered to a carrier designated by PURCHASER at SUPPLIER's or its Affiliates plants in Holland, Michigan, Vega Baja, Puerto Rico or Frieburg, Germany, as PURCHASER shall direct. Title to and risk of loss for the Product or Active Ingredient shall transfer to PURCHASER upon delivery to PURCHASER or its designee at the designated location(s) set forth above.

         3.2 Acceptance of Shipments. After receipt of a shipment of Products or Active Ingredient, PURCHASER shall within ten (10) Business Days after delivery thereof, visually inspect the Product or Active Ingredient shipment and communicate acceptance or rejection to SUPPLIER in writing. The parties agree that PURCHASER's visual inspection consists of (i) comparing the applicable order against the documentation accompanying the shipment to verify that the delivery date, identity, quantity and exterior shipment labeling comply with the order and (ii) visually inspecting the exterior of the shipment to verify that the shipment appears to be in good condition.

         3.3 Failure to meet Specifications. In addition, after the date of acceptance by PURCHASER pursuant to Section 3.2, PURCHASER shall be entitled to return any shipment of Product or Active Ingredient, in whole or in part, to the extent that such Product or Active Ingredient fails to meet Specifications (as such Specifications existed on the date of delivery), where such failure is due solely to the actions or omissions of SUPPLIER.

4.       PRODUCTION FEE AND PAYMENT.

         4.1 Production Fees. Subject to Sections 2.2(c) and 2.3(c), PURCHASER will pay SUPPLIER the applicable Production Fees for Product (including costs of Active Ingredient, Raw Materials, manufacturing, filling, inspecting, quality control, stability testing and packaging) or Active Ingredient delivered to PURCHASER hereunder.

         4.2 Invoices. SUPPLIER will issue an invoice to PURCHASER for the full Production Fee with each shipment of the Product and Active Ingredient delivered in accordance with Section 3.1. SUPPLIER will invoice PURCHASER in U.S. dollars for all other amounts due hereunder on or after performance or occurrence of the event that entitles SUPPLIER to be paid such amount by PURCHASER. All invoices hereunder will be due and payable by PURCHASER in U.S. dollars within thirty (30) days after receipt of the invoice by PURCHASER.

         4.3 Taxes. In addition to payment of the Production Fee, PURCHASER will be responsible for the payment of any sales and use taxes on the Product or Active Ingredient delivered by SUPPLIER to PURCHASER.

5.       QUALITY CONTROL.

         5.1 Manufacturing Process and Quality Assurance. The Product will be manufactured by SUPPLIER in compliance with applicable laws and the Specifications and in accordance with the manufacturing, quality assurance and validation procedures currently employed by SUPPLIER in manufacturing the Product or such other procedures as may be mutually agreed upon, or as may be required under the applicable Marketing Authorizations.

         5.2 Modifications. Any request for modification of the Specifications (including a change of the Raw Materials or Active Ingredient) will be made by the requesting party to the other party in writing. SUPPLIER will inform PURCHASER of the amount of any additional costs (including capital expenditures) that any such modification would reasonably entail, if any, and, if PURCHASER elects to adopt the modification, the Production Fee will be increased by the amount of such additional costs, and the relevant documents and related schedules will be revised accordingly. If SUPPLIER is technically unable to comply with a modification proposed by PURCHASER or if PURCHASER is unwilling to pay the additional costs associated with any modification, the requesting party will have the option to withdraw the proposed modification or, if the requesting party can demonstrate that it reasonably requires such modification for business or regulatory reasons, to terminate this Agreement. Each party will notify the other party as soon as reasonably possible of any proposed changes to the Specifications, procedures or other areas that have an impact on the other party's performance of this Agreement. In no event will SUPPLIER be required to make (or not to make) a modification that it deems prohibited (or required) by applicable regulations or regulatory authorities. Notwithstanding the foregoing, SUPPLIER shall not have the right to terminate this Agreement pursuant to this
Section 5.2 if PURCHASER is unwilling to pay the additional costs associated with any modification proposed by SUPPLIER, other than modifications that are required for regulatory reasons.

         5.3 Testing. SUPPLIER will perform such quality assurance testing as required under the applicable Specifications, and will provide evidence of such testing to PURCHASER or its designee in a certificate of analysis for each Product lot which confirms that the Product lot has been manufactured and analyzed by SUPPLIER according with the applicable Specifications. SUPPLIER shall provide a copy of the applicable certificate of analysis to PURCHASER with each Product lot that is delivered to PURCHASER or by facsimile on the date of delivery.

         5.4 Reimbursement for Non-Conforming Product. If the Product fails to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER, SUPPLIER will credit PURCHASER with the Reimbursement Amount. The "Reimbursement Amount" will be deemed equal to the sum of any costs reasonably expended by PURCHASER in order to identify the defect (i.e., testing), plus all Production Fees paid on account of the subject Product. The Reimbursement Amount will be payable sixty (60) days after rejection of the subject Product in accordance with this Section. At PURCHASER's option, (i) SUPPLIER will be relieved of any obligation to deliver any Product with respect to the non-conforming batch, or (ii) SUPPLIER will replace the non-conforming batch with substitute Product that conforms with the Specifications and any other requirements of this Agreement, within sixty (60) calendar days from the date PURCHASER notifies SUPPLIER of its election of option (ii) of this Section 5.4, in which case PURCHASER will pay to SUPPLIER amounts in accordance with
Article 4 based on the substitute Product. SUPPLIER will dispose of the non-conforming Product at its own expense This Section 5.4 sets forth PURCHASER's sole remedy for non-conforming

Product that is identified before sale thereof by PURCHASER to PURCHASER's customer, and under no circumstances will SUPPLIER be liable to PURCHASER for any damages, including, without limitation, direct, special, incidental or consequential damages (including, without limitation, loss of business, profits, or goodwill), arising therefrom (whether in contract, tort, negligence or otherwise) or in connection with its performance under this Agreement.

         5.5 Access for Quality Control. Subject to SUPPLIER's reasonable ability to assure the confidentiality of its other projects, SUPPLIER will permit PURCHASER's representatives and representatives of applicable Governmental or Regulatory Authorities to enter SUPPLIER's plants located in Holland, Michigan, Vega Baja, Puerto Rico or Freiburg, Germany upon reasonable advance written notice and at reasonable intervals during regular business hours solely for the purpose of making quality control inspections of the facilities used in production of the Product or Active Ingredient for PURCHASER, including manufacturing, receiving, sampling, analyzing, storing, handling, packaging, shipping and disposing of the Active Ingredient and the Product. In addition, the parties agree that a member of SUPPLIER's pharmaceutical quality assurance team shall be present at all such inspections.

6.       CONFIDENTIAL INFORMATION.

         6.1 Confidentiality. PURCHASER and SUPPLIER will at all times maintain as confidential any information, technology, formulation, process, packaging, analytical methods, stability data, registration data or know-how of a proprietary or confidential nature relating to the Product or Active Ingredient disclosed by the other party pursuant to or in connection with this Agreement (the "Proprietary Information"); provided, however, that the term "Proprietary Information" does not include information which becomes available to the receiving party following the date of this Agreement on a non-confidential basis from a source other than the disclosing party, its representatives or Affiliates, if such source is not under an obligation, (whether contractual, legal or fiduciary) to the disclosing party, its representatives or its Affiliates to keep such information confidential.

         6.2 Survival of Confidentiality. PURCHASER and SUPPLIER hereby agree that the provisions of this Article 6 and the obligations of confidentiality herein will endure for a period of five (5) years after the expiration or termination of this Agreement; provided, however, that with respect to Proprietary Information regarding, arising out of, relating to, reflecting, incorporating or based upon scientific, technological (including, without limitation, analytical, manufacturing or formulation technology), regulatory or compliance matters, the obligations of confidentiality herein will not terminate.

7.       INDEMNIFICATION.

         7.1 Indemnification of SUPPLIER. PURCHASER will defend, indemnify, and hold harmless SUPPLIER, its officers, agents, employees and Affiliates from any loss, claim, action, damage, penalty, fine, expense or liability (including reasonable defense costs and attorneys fees) ("Claim") to the extent the same arises out of or is related to (a) the breach of any representation, warranty or guarantee made by PURCHASER herein, (b) the handling, possession or use of the Product following delivery to PURCHASER in accordance with Section 3.1 including, without limitation, express and implied warranties of merchantability, fitness for a particular purpose and strict liability, unless the claim results from the applicable Product failing to conform to the Specifications, where such non-compliance is due solely to the actions or omissions of SUPPLIER or (c) any other negligent act or omission of PURCHASER.

         7.2 Indemnification of PURCHASER. SUPPLIER will defend, indemnify, and hold harmless PURCHASER, its officers, agents, employees and Affiliates from any Claim to the extent the same arises out of or is related to (a) the breach of any representation, warranty or guarantee made by SUPPLIER herein or (b) any other negligent act or omission of SUPPLIER.

         7.3 Indemnification Procedures. In any case under this Agreement where one party has indemnified the other against any claim or legal action, indemnification will be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest or otherwise protect against any such claim or suit (including by way of settlement and release) at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party will be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. If the indemnifying party fails timely to defend, contest or otherwise protect against any such claim or suit, the indemnified party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the timely defense of such matter, the indemnified party will not be entitled to recover from the indemnifying party its costs incurred in the defense thereof. The indemnified party will cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

8.       RECALLS.

         8.1 Recalls. If any Product must be recalled by reason of failure to meet the Specifications, any requirements of any applicable Governmental or Regulatory Authority or any other requirements of law, PURCHASER will pay all costs and expenses in order to effect the recall unless such recall is caused by a failure of the Product to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER. However, SUPPLIER will, in any event, comply with any regulatory obligations arising from its status as manufacturer of the recalled Product, and otherwise cooperate as reasonably required in PURCHASER's efforts.

         8.2 Reimbursement by PURCHASER. PURCHASER will reimburse SUPPLIER for any costs reasonably expended by SUPPLIER to effect the recall, including any cost associated with the Product that cannot be shipped due to the condition requiring the recall, unless the recall is required due to the failure of the Product to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER.

         8.3 Reimbursement by SUPPLIER. If PURCHASER can demonstrate that the failure to meet applicable legal requirements is caused by failure of the Product to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER, SUPPLIER will reimburse PURCHASER for (a) any cost reasonably expended by PURCHASER to effect the recall and (b) the Reimbursement Amount in accordance with Section 5.4.

9.       RECORDS AND AUDITS.

         9.1 Hold Period. For one (1) year after the expiration date of any particular Product batch(es), or longer if required by applicable law or Governmental or Regulatory Authority (the "Hold Period"), each party will maintain, as applicable, records and samples relating to such batch(es) sufficient to substantiate and verify its duties and obligations hereunder, including but not limited to, records of orders sent and received, Product manufactured, work in progress, Product analyses and quality control tests, distribution of the Product and the like. During the Hold Period, neither party will destroy any records relating to regulatory compliance or quality assurance without giving the other party advance written notice and an opportunity to take possession of or copy such records.

         9.2 Notice of Governmental or Regulatory Authority Actions. Each party agrees to advise the other party in a timely manner of any actions by any Governmental or Regulatory Authority with respect to the Product. Such notice remains subject, in all respects, to the provisions of Article 6.

10.      TERM AND TERMINATION.

         10.1 Term. Subject to the termination provisions of Section 10.2, this Agreement will expire on the date (the "Termination Date") which is two years from the Effective Date. PURCHASER shall have the option, by providing SUPPLIER with at least 90 days' prior written notice of the Termination Date, to extend the term of this Agreement for an additional one year period, provided PURCHASER has used good faith efforts to arrange for an alternative source of supply of the Product and Active Ingredient. In the event PURCHASER elects to extend this Agreement for an additional one year period, the parties shall commence good faith negotiations regarding terms and conditions for the continued supply of Active Ingredient or Product by SUPPLIER.

         10.2 Termination. PURCHASER shall have the right to terminate this Agreement upon 60 days' prior written notice to SUPPLIER. In addition, each party will have the right to terminate this Agreement (i) by giving the other party written notice thereof if the other party fails to perform or violates any material provision of this Agreement in any material respect, and such failure continues unremedied for a period of thirty (30) days after the date the notifying party gives written notice to the defaulting party with respect thereto; or (ii) immediately if the other party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party, or the other party makes or executes any assignment for the benefit of creditors.

         10.3 Effect of Termination. Unless otherwise agreed to between the parties, all Raw Materials, Active Ingredient, work in progress or Product on hand as of the effective date of expiration or termination of this Agreement will be treated as follows as soon as practicable following such expiration or termination:

         (a) Raw Materials presently owned by SUPPLIER, as set forth on Schedule D hereto, or otherwise purchased by SUPPLIER reasonably based on any purchase orders for Product or Active Ingredient submitted by PURCHASER, and not utilized by SUPPLIER for the manufacture of the Product up to and including the date of such expiration or termination, shall be delivered by SUPPLIER to PURCHASER, whereupon PURCHASER will pay SUPPLIER therefor in accordance with the costs set forth on Schedule D or in an amount equalling SUPPLIER's actual cost for such materials as documented by SUPPLIER to PURCHASER;

         (b) Work in progress commenced by SUPPLIER in accordance with this Agreement will, at the option of PURCHASER (but at the option of either party in the case of termination hereof by it under
                  Section 10.2), (i) cease, and such work in progress will remain with SUPPLIER (in which case PURCHASER will pay SUPPLIER an amount equal to SUPPLIER's actual costs incurred in connection with the performance and cessation of such work less the cost to SUPPLIER of materials that can be returned by SUPPLIER or used by SUPPLIER in later batches of other products manufactured by SUPPLIER as reasonably determined by SUPPLIER) or (ii) be completed by SUPPLIER and delivered to PURCHASER, whereupon PURCHASER will pay SUPPLIER therefor in accordance with the terms hereof; provided, however, that in the case of expiration under Section 10.1, PURCHASER will not have such option and will proceed under clause (ii) of this provision; and

         (c) Active Ingredient and Product manufactured pursuant to Schedule C and the Production Schedule, respectively, will be delivered by SUPPLIER to PURCHASER, whereupon PURCHASER will pay SUPPLIER therefor in accordance with the terms hereof.

         10.4 No Release. The expiration or termination of this Agreement will not operate to release any party from any liability incurred prior to or upon termination hereof or which subsequently arises under the operation of
Article 22.

11.      REGULATORY MATTERS.

         11.1 Compliance. Each party will provide reasonable assistance to the other if necessary to respond to any Governmental or Regulatory Authority audits, inspections, inquiries or requests concerning the Product or otherwise necessary to comply with GMPs. PURCHASER's employees present at the facility will at all times adhere to safety regulations, GMPs and work schedules generally applicable to SUPPLIER's own employees.

         11.2 Compliance Audits. Each party will notify the other party within forty-eight (48) hours after it receives notice of a Governmental or Regulatory Authority audit involving the Product or any component thereof and will provide to such party copies of any resulting document of action (FDA Form 483 inspectional observation report (or other equivalent report), regulatory letters, etc.) or of relevant sections thereof, resulting from these audits within five (5) Business Days after receipt (solely to the extent such documents directly relate to the Product).

12.      TRADEMARKS AND LABELING.

         12.1 Trademarks and Labeling for U.S. Product. (a) PURCHASER shall provide SUPPLIER with labeling instructions for Product to be sold in the U.S. prior to or on the Effective Date. SUPPLIER will affix labeling to the Product to be sold in the U.S. as instructed by PURCHASER. PURCHASER shall pay all costs incurred by SUPPLIER in connection with the implementation of such labels bearing PURCHASER's name and trademark. Nothing contained herein will give PURCHASER any right to use any SUPPLIER trademark and PURCHASER will not obtain any right, title or interest in any SUPPLIER trademark by virtue of this Agreement or the performance by SUPPLIER of services hereunder; provided, however, that SUPPLIER will permit PURCHASER to use SUPPLIER's trademark in connection with the Product to the extent permitted under the Asset Purchase Agreement or required by applicable law or regulation.

         (b) SUPPLIER and PURCHASER shall use their best efforts to complete the conversion of labels to PURCHASER's name and trademark for Product to be sold in the U.S.

         (c) As between PURCHASER and SUPPLIER and with respect to Product to be sold in the U.S., PURCHASER shall be solely responsible for ensuring that approved Product labels, Product inserts and other printed materials, if any, comply with all applicable laws, provided, however, that SUPPLIER warrants that Product supplied hereunder prior to the conversion of labels to PURCHASER's name and trademark in accordance herewith shall comply with the applicable Marketing Authorization as it exists on the date hereof.

         (d) No change to Product labels or Product inserts for Product to be sold in the U.S. may be made without the prior written approval of PURCHASER.

         12.2 Trademarks and Labeling for Non-U.S. Product. (a) PURCHASER will, for a period of approximately one year, or such other period as is appropriate or required under applicable local law or as directed by any Governmental or Regulatory Authority (the "Transition Period"), sell Product outside of the U.S. that bears the labeling and tradedress of an Affiliate of SUPPLIER. PURCHASER and SUPPLIER shall use good faith efforts to mutually agree on a schedule for the transition to PURCHASER's labeling and tradedress which shall allow such transition to occur prior to the end of the Transition Period. SUPPLIER will, or will cause its Affiliates to, affix labeling to the Product to be sold outside of the U.S. as instructed by PURCHASER. PURCHASER shall pay all costs incurred by SUPPLIER in connection with the implementation of such labels bearing PURCHASER's name and trademark for Product to be sold outside of the U.S. From and after the change of such labels and tradedress, nothing contained herein will give PURCHASER any right to use any SUPPLIER trademark and PURCHASER will not obtain any right, title or interest in any SUPPLIER trademark by virtue of this Agreement or the performance by SUPPLIER of services hereunder; provided, however, that SUPPLIER will permit PURCHASER to use SUPPLIER's trademark in connection with the Product to the extent permitted under the Asset Purchase Agreement or required by applicable law or regulation.

         (b) As between PURCHASER and SUPPLIER and with respect to Product to be sold outside of the U.S., PURCHASER shall be solely responsible for ensuring that approved Product labels, Product inserts and other printed materials, if any, comply with all applicable laws, provided, however, that SUPPLIER warrants that Product supplied hereunder prior to the conversion of labels to PURCHASER's name and trademark in accordance herewith shall comply with the applicable Marketing Authorizations as they exist on the date hereof.

         (c) Subject to this Section 12.2, No change to Product labels or Product inserts may be made without the prior written approval of PURCHASER for Product to be sold outside of the U.S.

13.      RELATIONSHIP OF PARTIES.

         13.1 Independent Contractors. It is not the intent of the parties hereto to form any partnership or joint venture. Each party will, in relation to its obligations hereunder, act as an independent contractor, and nothing in this Agreement will be construed to give either party the power or authority to act for, bind or commit the other party in any way whatsoever.

         13.2 Public Statements. SUPPLIER and PURCHASER each agree not to disclose the terms or status of this Agreement in any public statements, whether oral or written, including but not limited to shareholder reports, communications with stock market analysts, statements to other customers or prospective customers, press releases or other communications with the media, or prospectuses, without the other party's prior written consent, which will not be unreasonably withheld, or as required by applicable law. If possible, each party will give the other at least five (5) Business Days advance written notice of a disclosure required by applicable law and will cooperate with the other party to minimize the scope and content of such disclosure.

14.      WARRANTIES.

         14.1 SUPPLIER's Warranty. SUPPLIER hereby represents and warrants as follows:

         (a)      The Product will conform with the Specifications.

         (b) Subject to Section 5.2(b) of the Asset Purchase Agreement, SUPPLIER will comply in all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the manufacture of the Product or Active Ingredient (including GMPs); provided that PURCHASER will reimburse SUPPLIER for any increased costs that SUPPLIER reasonably incurs (and cannot reasonably defer) in manufacturing the Product or Active Ingredient, or operating the respective facilities in which the Product or Active Ingredient is manufactured, as a result of any change in such laws or regulations.

         (c) SUPPLIER will maintain in effect all material governmental permits, licenses, orders, applications and approvals required of it and make all filings and notifications required of it regarding the manufacturing of the Product and Active Ingredient; and SUPPLIER will manufacture the Product and Active Ingredient in material compliance with all such permits, licenses, orders, applications and approvals.

         (d) SUPPLIER and SUPPLIER's employees and Affiliates have never been (i) debarred or (ii) convicted of a crime for which a person can be debarred, under Section 306(a) or 306(b) of the Generic Drug Enforcement Act of 1992. SUPPLIER agrees that it will promptly notify PURCHASER in the event of any such debarment or conviction. The terms of the preceding sentence shall survive the termination or expiration of this Agreement.

         (e) The Product shall, at the time it is delivered under Section 3.1, not be adulterated or misbranded within the meaning of the FFDCA or any equivalent local legislation. SUPPLIER shall have no responsibility for costs and expenses associated with any recall of Product on or after the date hereof attributable to a determination by a governmental or regulatory authority that the use of the Warner-Lambert Name on such Product would constitute misbranding within the meaning of the FFDCA.

         (f)      SUPPLIER has full authority to enter into this Agreement.

         14.2 PURCHASER's Warranty. PURCHASER hereby represents and warrants as follows:

         (a) PURCHASER owns all rights to the Product trademarks and trade names, if any, and the Product labeling bearing PURCHASER's name and trademarks meets regulatory requirements.

         (b) The use and sale of the Product (in the country where sold and for its indicated purpose) bearing PURCHASER's name and trademarks by or on behalf of PURCHASER or its customers will not infringe any trademark or trade name of any third person.

         (c) PURCHASER will comply in all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the marketing of the Product.

         (d) PURCHASER will maintain in effect all material required governmental permits, licenses, orders, applications and approvals regarding the marketing of the Product, including the respective Marketing Authorizations, and PURCHASER will market the Product in accordance with all such permits, licenses, orders, applications and approvals. PURCHASER shall not make any changes to the respective Marketing Authorizations affecting the Specifications without the prior written consent of SUPPLIER, which will not be unreasonably withheld. SUPPLIER shall respond to PURCHASER'S written request for any such change within thirty (30) days after receipt of such written request from PURCHASER.

         (e) PURCHASER warrants and represents that it has full authority to enter into this Agreement, that it has been granted full rights and license to sell the Product and that nothing contained in any other agreement prohibits or restricts PURCHASER from entering into any part of this Agreement.

         14.3 NO IMPLIED WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SUPPLIER AND PURCHASER MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND REGARDING THE SUPPLY OF THE PRODUCT, EITHER EXPRESS OR IMPLIED, INCLUDING, IN THE CASE OF SUPPLIER, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

15.      ASSIGNMENT.

         15.1 Until such time as PURCHASER has discharged all its payment obligations under the Asset Purchase Agreement (other than the payment obligation set forth in Section 2.1(a)(ii) thereof), this Agreement may not be assigned by PURCHASER without the prior written consent of SUPPLIER; provided, that PURCHASER shall have the right to assign its rights and obligations under this Agreement to any third party successor to all or substantially all of its entire business. SUPPLIER will respond to PURCHASER's written request for assignment within forty-five (45) days after receipt of such written request from PURCHASER. This Agreement will be binding upon and will inure to the benefit of permitted assigns and successors.

16.      GOVERNING LAW.

         16.1 This Agreement will be governed by the laws of the State of New York. Each party hereby consents to the personal jurisdiction of the state and federal courts located in New York.

17.      FORCE MAJEURE.

         17.1 Except in the case of monetary obligations of one party to the other hereunder, neither party hereto will be liable to the other in damages for, nor will this Agreement be terminable by reason of, any delay or default in such party's performance hereunder if such delay or default is caused by conditions beyond such party's control including, but not limited to, acts of nature, regulation or law or other action of any government or any agency thereof, war, insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, strikes, epidemic, or unforeseen failure of suppliers, public utilities or common carriers. Each party hereto agrees promptly to notify the other party of any event of force majeure above and to employ all reasonable efforts towards prompt resumption of its performance hereunder when possible if such performance is delayed or interrupted by reason of such event.

18.      NOTICES.

         18.1 All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received on the date when delivered by hand delivery with receipt acknowledged, or upon the next Business Day following receipt of telex or telecopy transmission, or upon the third day after deposit in the United States mail, registered or certified with postage prepaid, return receipt requested, addressed as set forth below:

         If to PURCHASER:

                           First Horizon Pharmaceutical Corporation
                           660 Hembree Parkway, Suite 106
                           Roswell, Georgia  30076
                           Attn:  Vice President, Corporate Development
                           Fax: (770) 442-9594

                  with a copy to:

                           First Horizon Pharmaceutical Corporation
                           660 Hembree Parkway, Suite 106
                           Roswell, Georgia  30076
                           Attn:  Legal Counsel
                           Fax:  (770) 442-9594

         If to SUPPLIER:

                           Parke-Davis Pharmaceuticals Limited
                           Km. 1.9 Road 689
                           Vega Baja, Puerto Rico 00693
                           Attn:  General Manager

         with a copy to:

                           Warner-Lambert Company
                           201 Tabor Road
                           Morris Plains, NJ 07950
                           Attention:  Vice President, Pharmaceutical
                                       Manufacturing
                           Fax: (973) 385-7269

         with a copy to:

                           Warner-Lambert Company
                           201 Tabor Road
                           Morris Plains, New Jersey 07950
                           Attention: Senior Vice President and General Counsel
                           Fax: (973) 385-3927

Any party may alter the addresses to which communications or copies are to be sent by giving, notice of such change of address in conformity with the provisions of this section for giving notice.

19.      HEADINGS.

         19.1 Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such paragraph, or in any way affect this Agreement.

20.      SEVERABILITY.

          20.1 If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

21.      WAIVER.

         21.1 No term or provisions hereof shall be deemed waived, and no breach excused, unless such waiver or consent is in writing and signed by the party claimed to have waived or consented. The waiver by any party of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

22.      SURVIVAL.

         22.1     The provisions of Sections 2.3(b), 5.4, 5.5, 10.3, 10.4 and
13.2 and Articles 6-9 and 11 will survive the termination or expiration of this Agreement.

         22.2 The provisions of this Agreement which do not survive termination or expiration hereof (as the case may be) will, nonetheless, be controlling on, and will be used in construing and interpreting, the rights and obligations of the parties hereto with regard to any dispute, controversy or claim that may arise under, out of, in connection with, or relating to this Agreement.

23.      ENTIRE AGREEMENT.

         23.1 This Agreement, together with the Schedules hereto and the Asset Purchase Agreement, constitutes the entire agreement and understanding between the parties hereto and Warner-Lambert Company with respect to the subject matter hereof and supersedes any prior agreements, negotiations, understandings, representations, statements and writings relating thereto. To the extent there is any conflict between this Agreement, any purchase order and any of the Schedules attached hereto, this Agreement will take precedence. This Agreement may not be amended or modified unless such amendment or modification is made in writing and executed by a duly authorized officer or agent of each party hereto.

24.      COUNTERPARTS.

         24.1 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof shall bear the signatures of all parties indicated as signatories hereto.

25.      NO THIRD PARTY BENEFICIARY.

         25.1 The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

IN WITNESS WHEREOF, the parties have caused this Agreement to be entered into by their duly authorized representatives, to be effective as of the date first above written.



PARKE-DAVIS                                       FIRST HORIZON PHARMACEUTICAL
PHARMACEUTICALS LIMITED                                CORPORATION




By:                                               By:
   ---------------------------                        -------------------------
     Name:                                             Name:
     Title:                                            Title:

[****]-CONFIDENTIAL TREATMENT REQUESTED

                          EXHIBIT I - PRODUCTION FEES*

           PRODUCT:                     TACRINE

           AFFILIATE                    PRESENTATION WITH UNIT OF MEASURE           CONSOLIDATED COST
           ---------                    ---------------------------------           -----------------
           Austria                      10 mg x 56                                                 [*****]
                                        20 mg x 56                                                 [*****]
                                        30 mg x 112                                                [*****]
                                        40 mg x 112                                                [*****]

           France                       10 mg x 56 HOSP                                            [*****]
                                        10 mg x 56                                                 [*****]
                                        10 mg x 28                                                 [*****]
                                        10 mg x 28 MS                                              [*****]
                                        20 mg x 56                                                 [*****]
                                        20 mg x 28                                                 [*****]
                                        30 mg x 112                                                [*****]
                                        30 mg x 28                                                 [*****]
                                        40 mg x 112 HOSP                                           [*****]
                                        40 mg x 112                                                [*****]
                                        40 mg x 28                                                 [*****]

           Germany                      10 mg x 56                                                 [*****]
                                        10 mg x 112                                                [*****]
                                        10 mg x 112 TAP5                                           [*****]
                                        20 mg x 56                                                 [*****]
                                        20 mg x 112                                                [*****]
                                        20 mg x 112 TAP5                                           [*****]
                                        30 mg x 56                                                 [*****]
                                        30 mg x 112                                                [*****]
                                        30 mg x 112 TAP5                                           [*****]
                                        40 mg x 56                                                 [*****]
                                        40 mg x 112                                                [*****]
                                        40 mg x 112 TAP5                                           [*****]
                                        10 mg x 56 - samples                                       [*****]

           Greece                       10 mg x 56                                                 [*****]
                                        20 mg x 56                                                 [*****]
                                        30 mg x 56                                                 [*****]
                                        40 mg x 56                                                 [*****]

           Puerto Rico                  10 mg x 120                                                [*****]
                                        20 mg x 120                                                [*****]
                                        30 mg x 120                                                [*****]
                                        40 mg x 120                                                [*****]

           Spain                        10 mg x 56 (Zaimer)                                        [*****]
                                        20 mg x 56 (Zaimer)                                        [*****]
                                        30 mg x 112 (Zaimer)                                       [*****]
                                        40 mg x 112 (Zaimer)                                       [*****]

           United States                10 mg x 120                                                [*****]


                                        20 mg x 120
                                        30 mg x 120                                                [*****]
                                        40 mg x 120                                                [*****]

                                        Active Ingredient                                $[*****] per kilo

                                        Filled Capsule Shells                                            $

* Fifteen Days prior to each scheduled delivery date, SUPPLIER shall set the Production Fee based on Suppliers calculation of the standard cost which shall include the costs of Active Ingredient, Raw Materials, manufacturing, filling, inspecting, quality control, stability testing and packaging. The Production Fee for the Product to be delivered in the year 2000 is set forth herein. The Production Fee is subject to adjustment as provided in the Agreement.

                                   SCHEDULE A




DOSAGE STRENGTH            NUMBER OF CAPSULES FOR U.S.            NUMBER OF CAPSULES FOR "REST OF WORLD"
---------------            ---------------------------            --------------------------------------
10 mg                                   3,828,000*                                        none

20 mg                                      None                                         3,828,000

30 mg                                    3,828,000                                        none
40 mg                                    3,828,000                                      3,828,000




* 600,000 of these capsules will be provided to PURCHASER in containers for use by PURCHASER in packaging samples.

                                                                      SCHEDULE B


                          FORM OF PRODUCTION SCHEDULE*



        Country              Dosage Strength            Quantity             Delivery Date
        -------              ---------------            --------             -------------





* The Production Schedule submitted by PURCHASER to SUPPLIER pursuant to Section 2.2(b) of this Agreement will provide the above information for the Product manufactured by SUPPLIER in 2000 plus an allocation of the following filled capsule shells currently located in SUPPLIER's Affiliate in Freiburg, Germany (for non-U.S.
Product):


                      BULK CAPSULES IN GERMANY (UNPACKAGED)

    COUNTRY                 DOSAGE STRENGTH                    QUANTITY                    EXPIRATION DATE
                                                              (CAPSULES)
    GERMANY
                                 10 mg                         3,600,000                      09/01/2001
                                 30 mg                         2,290,000                      11/01/2001
                                 40 mg                         1,720,000                      11/01/2001

                                                                      SCHEDULE C
[****]-CONFIDENTIAL TREATMENT REQUESTED

                     TACRINE HYDROCHLORIDE SUPPLY SCHEDULE

ITEM                                                              DELIVERY DATE
                                                            QUANTITY PRICE/UNIT

Tacrine Hydrochloride           [*****]*         [*****]             [*****]

Tacrine Hydrochloride           [*****]**        [*****]             [*****]


* PURCHASER shall provide SUPPLIER with at least 90 days' notice prior to the date on which it desires to receive the Active Ingredient. PURCHASER's desired date of delivery shall fall within the range set forth above. SUPPLIER shall use commercially reasonable efforts to deliver the Active Ingredient on such date. In the event PURCHASER desires to receive from SUPPLIER Product manufactured using this batch of Active Ingredient, PURCHASER shall provide to SUPPLIER a purchase order which shall specify the quantities, dosage strengths, country of destination and any other information necessary for SUPPLIER to fill such order; provided that any Product shall be manufactured in full batch sizes for any particular dosage strength. Such purchase order shall be delivered to SUPPLIER no earlier than the date on which such Active Ingredient would otherwise be delivered as provided above and, in any event, at least 90 days prior to the date on which such Product is to be delivered by SUPPLIER to PURCHASER. SUPPLIER shall use commercially reasonable efforts to supply to PURCHASER the Product in such quantities and on such dates as provided in such purchase order.


** PURCHASER shall provide SUPPLIER, prior to the date which is 180 days prior to the Termination Date, written notice of its desire to receive this batch of Active Ingredient. SUPPLIER shall use commercially reasonable efforts to deliver the Active Ingredient on or prior to the Termination Date. In the event PURCHASER desires to receive from SUPPLIER Product manufactured using this batch of Active Ingredient PURCHASER shall provide to SUPPLIER with notice of its desire at least 9 months prior to the Termination Date. Thereafter, PURCHASER shall provide to SUPPLIER a purchase order which shall specify the quantities, dosage strengths, country of destination and any other information necessary for SUPPLIER to fill such order; provided that any Product shall be manufactured in full batch sizes for any particular dosage strength. Such purchase order shall be delivered to SUPPLIER on the date which is 90 days prior to the Termination Date. SUPPLIER shall use commercially reasonable efforts to supply to PURCHASER the Product on or prior to the Termination Date.

                                                                      SCHEDULE D

[****]-CONFIDENTIAL TREATMENT REQUESTED

                             RAW MATERIALS SCHEDULE


                   PRIMARY TACRINE HYDROCHLORIDE RAW MATERIALS


                                                         CURRENT             AFTER 1 LOT       AFTER 2 LOTS        AFTER 3 LOTS
                           KG/LOT      COST/KG       INV.       VALUE      INV.      VALUE    INV.      VALUE      INV.     VALUE
                           ------      -------       ----       -----      ----      -----    ----      -----      ----     -----
2-Aminobenzonitrile         273        [*****]      1,114      [*****]     841     [*****]    568     [*****]     295     [*****]

Sodium Carbonate            500        [*****]        545      [*****]      45     [*****]      0     [*****]      0      [*****]

Zinc Chloride               390        [*****]        800      [*****]     410     [*****]     20     [*****]      0      [*****]

         TOTAL                                                 [*****]             [*****]            [*****]             [*****]

                                 EXHIBIT 7.1.8

                                   SUBLICENSE


         THIS AGREEMENT is made as of the ___ day of May 2000 by and between WARNER-LAMBERT COMPANY, corporation organized and existing under the laws of the state of Delaware and having its principal place of business at 201 Tabor Road, Morris Plains, New Jersey 07950 (hereinafter referred to as "LICENSOR") and FIRST HORIZON PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of the state of Delaware and having its principal place of business at 660 Hembree Parkway, Roswell, Georgia 30036 (hereinafter referred to as "LICENSEE"). This Sublicense is a sublicense pursuant to Section
2.01 of the License Agreement dated the 27th day of September, 1990 by and between WILLIAM K. SUMMERS, M.D., an individual having his principal place of business at 2400 Louisiana NE, Suite 530, Albuquerque, New Mexico 87110 (hereinafter referred to as "SUMMERS") and LICENSOR (the "License Agreement"). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Article I.

                              W I T N E S S E T H:

         WHEREAS, SUMMERS is the owner of the Licensed Patents (as hereinafter defined) and has developed and is the owner of the Agreement Compound Studies (as hereinafter defined);

         WHEREAS, pursuant to the License Agreement, SUMMERS granted LICENSOR an exclusive license under the Licensed Patents throughout the world (except Canada where SUMMERS may wish to grant a license to LICENSOR and to PharmaScience Inc., a Canadian corporation ("PharmaScience"));

         WHEREAS, on the date hereof, LICENSEE has purchased from LICENSOR, pursuant to the Asset Purchase Agreement dated April 14, 2000, certain assets relating to the Cognex(R) business and LICENSOR has agreed to sublicense the Licensed Patents to LICENSEE pursuant to Section 2.1 thereof;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, LICENSOR and LICENSEE agree as follows:

I.  DEFINITIONS

The following terms as used in this Agreement shall have the meanings set forth in this Article:

         1.01 "Affiliate", with respect to any Person, means any other Person controlling, controlled by or under direct or indirect common control with such Person in question. A Person shall be deemed to control a corporation (or other entity) if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation (or other entity), whether through the ownership of voting securities, by contract, or otherwise.

         1.02 "Agreement Compound" means the pharmaceutical compound 1,2,3,4-tetrahydro-9-aminoacridine (known by the generic names "Tacrine" and "THA"), including all salts and hydrates.

         1.03 "Agreement Compound Studies" means all Data together with all of SUMMER's protocols, write-ups, analyses, compilations and other writings relating to the Data in whatever stage of completion and whether in preparation for submission to regulatory authorities or otherwise.

         1.04 "Data" means, whether generated by SUMMERS or any of SUMMER's researchers or investigators, all preclinical (including, but not limited to, chemistry, formulation stability and analytical development methodology), clinical, toxicology and other data (including, but not limited to, raw and underlying data such as patient records, computer software, adverse events data, etc.) resulting from, referring, or relating to, all studies performed or to be performed or completed by or on behalf of SUMMERS in connection with Agreement Compound.

         1.05 "Exclusivity Period" means, with respect to a given country, the period of time during which no third party can obtain governmental approval to sell Agreement Compound based, in whole or in part, on data submitted by LICENSOR to obtain its approval to sell Agreement Compound in said country.

         1.06 "Licensed Compound" means Agreement Compound which (or the use or sale of which) is covered by a Valid Claim.

         1.07 "Licensed Patents" means all, patents and patent applications covering the manufacture, use or sale of Product, Agreement Compound or compounds used in the production thereof, owned or controlled by SUMMERS at any time during the term of this Agreement, or under which SUMMERS is or shall become empowered to grant licenses, including, but not limited to, the United States Patent and all patents issuing from corresponding applications in countries outside the United States, and any and all reissues, reexaminations, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part or divisions of or to any of the aforesaid patents. If a particular patent or patent application is directed toward an invention of general applicability to all pharmaceuticals or pharmaceuticals across a broad range of therapeutic areas, it would not be deemed to be covered within the definition of "Licensed Patents" because such patent or patent application may have incidental applicability to Agreement Compound.

         1.08 "Losses" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

         1.09 "NDA" means the United States New Drug Application filed by the LICENSOR on June 1, 1990 (NDA #20-070) in connection with the use of Agreement Compound for the treatment of Alzheimer's disease.

         1.10 "Net Sales" means the actual gross sales of Licensed Compound and Products by LICENSEE and its Affiliates to nonaffiliated customers less trade, cash and quantity discounts and broker's or agent's commissions, if any, actually allowed or paid; returns, allowances and adjustments actually granted customers; prime vendor and institutional rebates; freight insurance and other transportation costs and all taxes (except income taxes), tariffs, duties and other similar governmental charges paid by LICENSEE, its Affiliates or sublicensees. In the event of sale of Products containing Licensed Compound in combination with other active ingredients, the Net Sales for such products shall be determined by multiplying what would otherwise be the Net Sales of such products by a fraction, the numerator of which shall be the production cost of Licensed Compound contained therein and the denominator of which shall be the total production cost of all active ingredients contained therein, the production cost of each to be determined using the standard production cost formula of LICENSEE, provided, however, that in no event shall the Net Sales for combination products be reduced by more than sixty-five percent (65%).

         1.11 "Payable Royalties" means the amount of royalties calculated to be paid by LICENSEE, its Affiliates or sublicensees pursuant to this Agreement reduced by (a) any amounts paid to third parties pursuant to Section 3.08 and
(b) the provisions of Section 3.09.

         1.12 "Person" means any corporation, company, partnership, joint development, other entity or natural person.

         1.13 "Product" means any finished pharmaceutical product which contains Agreement compound as an active ingredient, whether alone or in combination form which (or the use or sale of which) is covered by a Valid Claim.

         1.14 "United States Patent" means United States Patent No. 4,816,456 and any reexaminations or reissues thereof.

         1.15 "Valid Claim" means a claim which but for the license granted hereunder, would be infringed by LICENSOR's, its Affiliate's or sublicensee's manufacture, use or sale of Product and/or Licensed Compound, and which is in an unexpired issued patent owned by SUMMERS included within the Licensed Patents which has not been held invalid or unenforceable by a decision of a court of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been held by an applicable governmental agency, or expressly admitted in writing by the owner, to be invalid through reissue, reexamination, disclaimer or otherwise, and, in the case of a holding, is unappealable or unappealed within the time allowed for appeal.


II.  GRANT

         2.01 Grant of License. LICENSOR hereby grants to LICENSEE an exclusive sublicense (and the right to sublicense) under the Licensed Patents to make, use, and sell Licensed Compound and Products in all countries of the world; provided, however, that SUMMERS may, in addition to the license granted to LICENSOR in Canada, grant a nonexclusive license (without the right to sublicense) under the Canadian Licensed Patents to PharmaScience for the sole purpose of making, using, and selling Licensed Compound and Product in Canada without the right to send Agreement Compound and/or Product outside of Canada. To the extent Net Sales are made by any sublicensee of LICENSEE, they will be treated for royalty purposes as if made by LICENSEE.

         2.02 Sublicense Subject To License. LICENSEE acknowledges that, as a licensee under the License Agreement, LICENSOR can not sublicense to LICENSEE rights other than those it has been granted under the License Agreement.

III.  PAYMENTS

         3.01 Payments to LICENSOR. In consideration of the aforesaid grant of license to LICENSEE and the further covenants contained in this Agreement, including the covenant contained in Section [****]-CONFIDENTIAL TREATMENT REQUESTED

6.03(a), LICENSEE shall pay to LICENSOR's Designee the amounts set forth below pursuant to the terms set forth herein.

         3.02 In the event that SUMMERS, without LICENSOR's prior written consent and unless compelled by applicable court or agency order, takes an affirmative action that permits a third party (other than PharmaScience in Canada) to make, use or sell Product or Agreement Compound in any country such that LICENSEE does not have an exclusive market in such country for Product or Agreement Compound (i.e. SUMMERS disclaims a Licensed Patent, or grants a license to, covenants not to sue, or otherwise agrees not to enforce a Licensed Patent or indemnifies a third party), LICENSOR shall pay to LICENSEE an amount equal to all amounts recovered by LICENSOR pursuant to Section 3.02 of the License Agreement, less reasonable costs and expenses of LICENSOR in effecting such recovery. LICENSOR shall use its commercially reasonably efforts to recover what it is entitled to under Section 3.02 of the License Agreement. LICENSOR agrees that any request by SUMMERS pursuant to Section 3.02 of the License Agreement will be communicated to LICENSEE in writing promptly and that LICENSOR shall not consent or object without direction to so do from LICENSEE.

         3.03 Royalty. (a) In further consideration of the rights granted hereunder, LICENSEE shall pay to LICENSOR's Designee from June 1, 2000, and for the remaining term of this Agreement, except as hereinafter provided, the following royalties:

                  (1)  [INTENTIONALLY OMITTED]

                  (2) [*****] of Net Sales in the United States, until the date of expiration of the United States Patent;

                  (3) In each country outside the United States where there is a Licensed Patent, [*****] of Net Sales in said country; such royalties shall continue thereafter until the end of the Exclusivity Period in said country; and

                  (4) Beginning with the end of the Exclusivity Period in each country outside the United States where there is a Licensed Patent, [*****] of Net Sales in said country; such royalties shall continue thereafter until the date of expiration of the applicable Licensed Patent.

         (b) Notwithstanding the foregoing, the amount of Payable Royalties in any quarter shall be reduced by any and all Prepaid Royalties until such time that all Prepaid Royalties have been credited against Payable Royalties. As used herein, "Prepaid Royalties" means royalties in the amount of $[*****] that were prepaid by LICENSOR to SUMMERS, less an amount equal to the amount of royalties payable by LICENSOR to SUMMERS under the License Agreement for the period beginning April 1, 2000 and ending May 31, 2000.

         (c) For purposes of this Agreement, and in response to the advice of the United States Federal Trade Commission in connection with the approval of the merger of LICENSOR and Pfizer Inc., LICENSOR irrevocably appoints Dr. William K. Summers as its Designee (where indicated) for purposes of Articles III and IV of this Agreement.


[****]-CONFIDENTIAL TREATMENT REQUESTED

         3.04 Payment. (a) All payments to be made by LICENSEE to LICENSOR's Designee hereunder shall be made as follows:

         (i) Seventy-five percent (75%) to William K. Summers, M.D. or a bank account designated in writing by William K. Summers.

         (ii) Twenty-five percent (25%) to Burns, Doane, Swecker & Mathis. Current wiring instructions are:

         Crestar Bank
         [*****]
         Burns, Doane, Swecker & Mathis LLP
         [*****]

The payment pursuant to clause (a)(ii) is mandated by a Stipulation and Order Re Enforcement of Judgment and, by order of the Superior Court of the State of California for the County of Los Angeles, may not be revoked by SUMMERS for any reason.

         (b) All payments to be made by LICENSEE as provided in Section 3.04(a) above shall be made in United States dollars in the United States. For converting into United States dollars a royalty accrued in another currency, the conversion rate shall be the closing commercial buying rate of exchange for United States dollars and such other currency quoted by Citibank, N.A. (or its successors in interest) in New York for the last business date of the quarterly period for which payment is being made.

         3.05 Taxes Withheld. Any income or other tax that LICENSEE or its Affiliates is required to withhold and pay on behalf of LICENSOR's Designee with respect to the royalties payable to LICENSOR's Designee under this Agreement shall (without regard to the provisions of Section 3.03(b)) be deducted from such royalties prior to remittance to LICENSOR's Designee. LICENSEE shall provide LICENSOR's Designee with documentary evidence of said payments.

         3.06 Computation of Royalties. All sales of Product and Licensed Compound between LICENSEE and any of its Affiliates and/or sublicensees shall be disregarded for purposes of computing royalties under this Article III. Nothing herein contained shall obligate LICENSEE to pay LICENSOR's Designee more than one royalty on any unit of a Product.

         3.07 Licenses to Affiliates. (a) LICENSOR shall, at the request of LICENSEE, sign sublicense agreements directly with LICENSEE's Affiliates in those countries where the sale of Licensed Compound or Product by LICENSEE or its Affiliates would infringe a Valid Claim. Such license agreements shall contain substantially the same language as contained herein with appropriate changes in parties and territory. It shall be LICENSEE's responsibility to register such agreements with the appropriate authorities.

         (b) Royalties received by LICENSOR's Designee directly from LICENSEE's Affiliates pursuant to such agreements shall be credited towards LICENSEE's royalty obligation under Section 3.03 hereof.

         (c) Notwithstanding any other term or provision of this Agreement, the failure of LICENSOR to comply with the provisions of Section 3.07(a) within sixty (60) days of a request by LICENSEE or such Affiliate to comply with such provision, shall immediately release LICENSEE of any and all obligations of LICENSEE to make payments of any kind, including, but not limited to, payments pursuant to Sections 3.03 and 6.04, until LICENSOR has complied with such provisions.

         3.08 Offset of Royalties. LICENSEE shall be entitled to offset against the royalties otherwise due hereunder any amounts payable to third parties in respect of other patent rights covering the manufacture, use or sale of Agreement Compound that would preclude LICENSEE from practicing a Licensed Patent without obtaining a license thereunder, except royalties due under the Settlement and License Agreement dated as of September 28, 1994 between Hoechst-Roussel Pharmaceuticals Inc. and LICENSOR.

         3.09 Reduction of Royalties. (a) In the event that any third party begins the sale of Product in any country where there is a Licensed Patent and the sale of Product by all such third parties in the aggregate in such country reaches or exceeds the percentages set forth below of the sales of Product in such country made by LICENSEE, its Affiliates and any sublicensees in any fiscal quarter, then payment of royalties (and the obligation to pay royalties) shall be reduced with respect to Net Sales in such country pursuant to the schedule set forth below for so long as such third party sales shall continue. The amount of aggregate third party sales for a fiscal quarter shall be determined by LICENSEE (a) in the United States, by data obtained from Information Management Systems ("IMS") and (b) in any other country in which there is a Licensed Patent, by data obtained from IMS drugstore audits supplemented by LICENSEE's sampling of hospital and other institutional purchasers.

                  Aggregate Third Party
                  Sales as Percentage                 Percentage of
                  of LICENSEE's Sales                 Royalties Suspended
                  in Any Fiscal Quarter               for Such Fiscal Quarter
                  10% and greater but                          25%
                           less than 15%

                  15% and greater but                          50%
                           less than 20%

                  20% and greater but                          75%
                           less than 25%

                  25% and greater but                          90%
                           less than 35%

                  35% and greater                             100%

         (b) Upon the resumption of full royalty payment following any reduction of payment under any Section of this Agreement, no payment shall be made with respect to any royalties not received during the period of reduction.

         (c) Notwithstanding any other term or provision of this Agreement, the payment of royalties (and the obligation to pay royalties) shall terminate in its entirety in a particular country in the event that SUMMERS, without LICENSOR's prior written consent and unless compelled by applicable court or agency order, takes an affirmative action that permits a third party (other than PharmaScience in Canada) to make, use or sell Product or Agreement compound in such country such that LICENSEE does not have an exclusive market in such country for Product or Agreement Compound (e.g. SUMMERS grants a license to, covenants not to sue, or otherwise agrees not to enforce a Licensed Patent or indemnifies such third party). LICENSOR agrees that any request by SUMMERS pursuant to Section 3.09(c) of the License Agreement will be communicated to LICENSEE in writing promptly and that LICENSOR shall not consent or object without direction to so do from LICENSEE.


IV.  RECORDS AND PAYMENTS

         4.01 Quarterly Reports and Payments. Beginning one hundred and twenty
(120) days after the second fiscal quarter of 2000 and one hundred and twenty
(120) days after the end of any subsequent fiscal quarter during the term of this Agreement, LICENSEE shall deliver or cause to be delivered to LICENSOR's Designee and to Burns, Doane, Swecker & Mathis LLP, a written report showing all sales of Product by LICENSEE and its Affiliates during the preceding quarterly period and showing the calculation of Net Sales and the amount payable as royalties as calculated in accordance with Article III hereof, provided, however, that the first such report shall cover only the month of June 2000. Concurrently with the submission of each such written report, LICENSEE shall pay LICENSOR's Designee or cause to be paid the amount of royalties shown to be due thereon, subject to the other provisions of this Agreement.

         4.02 Records. LICENSEE shall keep or cause to be kept accurate records in sufficient detail to enable the royalties payable hereunder to be determined. Upon the request of LICENSOR's Designee (but not more frequently than once in each fiscal year), LICENSOR's Designee may designate an independent public accountant mutually acceptable to LICENSOR's Designee and LICENSEE to review such records to verify the accuracy of the royalty payments made or payable hereunder during the preceding fiscal year, but only as to any period ending not more than two (2) years prior to the date of such request. Said accountant shall not disclose to LICENSOR or any other party any information except that which should properly be contained in a royalty report required under this Agreement. LICENSOR's Designee shall pay the cost for any review of records conducted at the request of LICENSOR's Designee under this
Section 4.02; provided, however, that in the event that such review shall reveal a discrepancy of greater than twenty percent (20%) in the royalty payment due to LICENSOR's Designee hereunder, LICENSEE shall pay the cost of such review. In addition, in the event that LICENSEE seeks indemnification under Section 9.03 of this Agreement or if LICENSOR reasonably needs access to such records in connection with any action or proceeding against LICENSOR by SUMMERS, LICENSOR shall have the right to review LICENSEE's records to verify the accuracy of the royalty payments made or payable hereunder, upon reasonable notice and during regular business hours.


V.  PATENT PROSECUTION AND INFRINGEMENT

         5.01 Prosecution. LICENSOR shall use all reasonable measures to cause SUMMERS to prosecute all applications for Licensed Patents and maintain all such applications and issued Licensed Patents at his own expense and LICENSOR shall keep LICENSEE currently advised of all steps taken or to be taken in the prosecution of such applications (including reissues and reexaminations) and improvements therein and shall furnish LICENSEE with copies of all such patent applications and papers received from and filed with each patent office promptly after filing or receipt. SUMMER's has undertaken in the License Agreement to take all reasonable and necessary actions to obtain and maintain Licensed Patents. In the event that SUMMERS elects or has elected not to file applications in any country or countries or not to continue to prosecute any application, including an application involved in an appeal or opposition proceeding, or not to maintain any Licensed Patent or application for Licensed Patent by failure to pay any required annuity, renewal or working fee, LICENSOR shall so advise LICENSEE in time to enable LICENSEE to take appropriate action and LICENSEE shall be entitled to file such applications or take such other action at its expense and to own such resultant patents without the obligation to pay any royalties under such patents pursuant to this Agreement or otherwise. In such event, LICENSOR shall and shall use all reasonable measures to cause SUMMERS, at LICENSEE's request, but at no additional cost to LICENSEE, execute whatever documents are necessary to transfer to LICENSEE full ownership of such application or Licensed Patent. Notwithstanding any other term or provision of this Agreement, the payment of royalties (and the obligation to pay royalties) shall terminate in its entirety in a particular country in the event that SUMMERS fails to comply with the provisions of Section 5.1 of the License Agreement with respect to such country.

         5.02 Infringement Actions. LICENSOR and LICENSEE shall promptly notify each other of any infringement of the Licensed Patents which may come to their attention. SUMMERS, at his sole discretion, may undertake to obtain a discontinuance of the aforesaid infringement and/or SUMMERS may bring suit against such infringer.

It is understood and agreed that SUMMERS shall bear solely all costs and expenses associated with any suit or action pursuant to Section 5.02 of the License Agreement and shall be entitled to retain and keep any and all sums received, obtained, collected or recovered whether by judgment, settlement or otherwise, as a result of such suit. SUMMERS shall have the right to prosecute by counsel of his choice, and in connection therewith shall have the full right to conduct the prosecution thereof.

VI.  CONFIDENTIALITY AND OTHER OBLIGATIONS

         6.01 Confidentiality. (a) Each party agrees that, without the prior written consent of the other party or unless required by law, it shall not disclose to any third party the terms of this Agreement or any confidential information regarding the other party or the business of such party which has been made available to it pursuant to Article III or Article IV hereof. It is understood that LICENSEE and LICENSOR, without the consent of the other party, may disclose in press releases or to third parties the existence and general nature of this Agreement without disclosing the specific terms hereof.

         (b) It is further understood that LICENSOR shall not be entitled to disclose to any third party or to publish for any purpose (scholarly, educational or otherwise) any Agreement Compound Study or any portion, extract or analysis (partial or full) thereof without the prior written consent of LICENSEE. It is understood that such restriction is a worldwide restriction.

If any third party has an obligation to present a document relating to Agreement Compound to LICENSOR prior to its publication for LICENSOR's comment and approval, LICENSOR shall give LICENSEE access to such document and assist, in all respects requested, LICENSEE in communicating to such third party its comments or concerns relating to the publication of any such document. LICENSEE may instruct LICENSOR to withhold its approval in the event that, in LICENSEE's reasonable opinion, its commercial position regarding Product may be prejudiced by such publication.

         (c) LICENSOR shall take all reasonable measures to restrain SUMMERS, his employees, agents and advisors and former employees, agents and advisors from publishing or disclosing to any third party the Agreement Compound Studies or any portion, extract or analysis (partial or full) thereof.

         (d) LICENSOR shall refrain from making untrue statements regarding Agreement Compound or Licensed Patents.

         (e) Notwithstanding any other provision of this Section 6.01, LICENSEE or LICENSOR shall be permitted to respond to any lawful court or other tribunal demand (including subpoenas, interrogatories, or document requests) seeking information or documents relating to the validity of the Licensed Patents.

         6.02 Agreement Compound Studies. In addition to the provisions of
Section 6.01(b), LICENSOR shall take all reasonable measures to prevent SUMMERS from selling or conveying the Agreement Compound Studies to any third party or allowing the Agreement Compound Studies to be used by any third party for purposes of gaining approval for any Person other than LICENSEE from any governmental body to market Agreement Compound or Product. LICENSEE shall not sell or convey its equivalent of the Agreement Compound Studies (the "Licensee Studies") to any third party nor allow the Licensee Studies to be used by any third party for purposes of gaining approval for any such third party from any governmental body to market Licensed Compound or Product unless the sales by such third party are included in the calculation of Net Sales.

         6.03 Non-Competition. (a) During the term of this Agreement, LICENSOR shall not assist and shall use all reasonable measure to prevent SUMMERS from assisting (other than PharmaScience with respect to Canada only) any third party to develop, register, promote or market Agreement Compound or Product.

         (b) During the term of this Agreement, LICENSEE shall not assist any third party to develop, register, promote or market Licensed Compound or Product where the sale or use of Product or Licensed Compound is covered by a Licensed Patent; provided, however, that LICENSEE is permitted to assist a third party if the sales of such third party, if any, are included in the calculation of Net Sales.

         (c) Notwithstanding any other term or provision of this Agreement, the payment of royalties shall terminate in its entirety in the event that LICENSOR breaches the obligations of Section 6.03(a) or SUMMERS breaches the obligations of Section 6.03(a) of the License Agreement.

         6.04 Activities of LICENSEE. It is understood that LICENSEE regularly has discussions with other Persons with respect to licensing and related activities with respect to pharmaceutical products, including those in the field of cognition, as a result of which LICENSEE may, during the term of this Agreement, market products (not containing Licensed Compound) that will compete with Product. In the event that during the term of this Agreement LICENSEE commences the sale or promotion in the United States of a product (other than Product) for the treatment of Alzheimer's Disease and at the time of such commencement the payment of royalties due under this Agreement for Net Sales in the United States has not been reduced by more than twenty-five percent (25%) or terminated pursuant to Section 3.09 hereof or otherwise, LICENSEE will pay to LICENSOR's Designee a one-time payment of one million dollars ($1,000,000.00). This payment is in full and complete compensation for any loss of royalties to LICENSOR's Designee that might be caused by LICENSEE's sale of competing product(s) inside or outside the United States. Payment of the amount due under this Section 6.04 shall not relieve LICENSEE of the obligations to pay royalties on this sale of Product pursuant to the terms of this Agreement. Notwithstanding the foregoing, if LICENSOR incurs the obligation under the terms of Section 6.04 of the License Agreement to make payment to SUMMERS, LICENSEE shall not be obligated to make any payment pursuant to this Section 6.04, as it is a one-time payment.


VII.  REPRESENTATIONS AND WARRANTIES

         7.01 Representations and Warranties of LICENSOR. LICENSOR hereby represents and warrants the following:

         (a) LICENSOR is the valid licensee of the Licensed Patents pursuant to the terms of the License Agreement.

         (b) LICENSOR has the right to enter into this Agreement and grant the sublicense under the Licensed Patents pursuant to this Agreement. LICENSOR is not a party to any other agreement or under any obligation to any third party that would prevent LICENSOR from entering into this Agreement.

         (c) To LICENSOR's knowledge, as of the date hereof, the Licensed Patents are composed of the patents listed on Exhibit A.

         (d) To LICENSOR's knowledge, except as set forth in Exhibit B hereof, there are no patents owned by others and there are no trade secret or proprietary rights of others which would be infringed or violated by the making, using or selling of Agreement Compound or Products by LICENSEE anywhere in the world.

                   (e) As of the date of this Agreement, there are no adverse actions, suits or claims pending against LICENSOR, or to LICENSOR's knowledge, against SUMMERS in any court or by or before any governmental body or agency with respect to Licensed Patents or Agreement Compound and to the best of LICENSOR's knowledge, no such actions, suits or claims have been threatened against LICENSOR.

         (f) No other Person or organization presently has any effective option or license with respect to the manufacture, use or sale of Agreement Compound or Products anywhere in the world, or is presently authorized to use the Agreement Compound Studies anywhere in the world.

         (g) LICENSOR makes no warranties other than as expressly stated herein.



VIII. TERM OF AGREEMENT

         8.01 Term. Unless sooner terminated as provided herein, this Agreement shall commence as of the date first above written and shall continue until the expiration of the last-to-expire Licensed Patent.

         8.02 Termination. This Agreement may be terminated by either party upon breach of this Agreement by the other party on sixty (60) days' prior written notice to the breaching party, the notice to become effective at the end of the-sixty (60) day period unless the breach is sooner cured by the breaching party. The parties hereto agree that neither the reduction in royalties pursuant to Section 3.09 nor the sales by a third party in a country where there is a Licensed Patent shall constitute a breach of this Agreement by which either party may terminate this Agreement.

         8.03 Continuing Rights. Termination of this Agreement for any reason shall be without prejudice to:

         (a) LICENSOR's right to receive all royalties accrued and unpaid and then due to be paid to LICENSOR's Designee by LICENSEE pursuant to the terms of this Agreement on the effective date of such termination;

         (b) the rights and obligations provided in Section 4.02 and Section
8.02 hereof; and

         (c) any other remedies which either party may then or thereafter have hereunder or otherwise.



[****]-CONFIDENTIAL TREATMENT REQUESTED

         8.04 Waiver. Failure to terminate this Agreement following breach or failure to comply with this Agreement shall not be deemed a waiver of the non-breaching party's defenses, rights or causes of action arising from such or any future breach or noncompliance.

IX.  MISCELLANEOUS


         9.01 Force Majeure. If for reasons of Force Majeure, as hereinafter defined, either party fails to comply with its obligations hereunder, such failure shall not constitute breach of contract. For the purpose of this Article, Force Majeure shall mean acts of God; acts, regulations or laws of any government; wars; civil commotion; destruction of production facilities or materials; fire; earthquake or storm; labor disturbances; failure of public utilities or common carriers and any other causes (not resulting from an action of or failure to act by either party) beyond the reasonable control of either party.

         9.02 Assignment. LICENSEE may assign this Agreement in whole or in part to any Affiliate or Affiliates who shall be substituted directly in whole or in part for it hereunder, provided, however, that LICENSEE shall guarantee the performance of its Affiliate assignee hereunder. This Agreement shall not otherwise be assignable by either party without the prior written consent of the other party, except to the successor or assignee of all or substantially all of its business related to Licensed Products and provided that LICENSOR's Designee shall be permitted to assign his right to receive monies under this Agreement.

9.03 Indemnification.

         (a) Indemnification by LICENSOR. LICENSOR shall indemnify and hold LICENSEE and its agents, directors, officers and employees and representatives harmless from and against any and all Losses which they may at any time incur by reason of any action or proceeding brought by any third party against LICENSEE arising out of or resulting from any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any agreement or covenant made by LICENSOR in this Agreement, where the Loss is not one for which LICENSOR is indemnified by LICENSEE pursuant to Section 9.03(b).

         (b) Indemnification by LICENSOR. LICENSEE shall indemnify and hold LICENSOR and its agents, directors, officers and employees and representatives harmless from and against any and all Losses which they may at any time incur by reason of any action or proceeding brought by any third party including, but not limited to, LICENSOR's Designee, against LICENSOR arising out of or resulting from any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any agreement or covenant made by LICENSEE in this Agreement.

         (c) Survival. The obligation of the parties in this Section 9.03 shall survive the expiration or earlier termination of this Agreement to the extent permitted by applicable Law.

         9.04 Expenses. Whether or not the transactions contemplated hereby are consummated, all costs, expenses and disbursements incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

         9.05 Notices. Any notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing and sent to the other party at its address indicated below or to such other address as the addressee shall have theretofore furnished in writing to the addressor:

         If to LICENSEE:

         First Horizon Pharmaceutical Corporation
         600 Hembree Parkway
         Roswell, Georgia  30036

         Attention:  Chief Financial Officer

         With a copy to: Legal Counsel

         If to LICENSOR:

         Warner-Lambert Company
         201 Tabor Road
         Morris Plains, New Jersey 07950

         Attention: President, Pharmaceutical Sector

         with a copy to: Vice President and General Counsel

         If to Designee:

         William K. Summers, M.D.
         2400 Louisiana NE, Suite 530
         Albuquerque, New Mexico  87110

         If to Burns, Doane, Swecker & Mathis LLP:

         Burns, Doane, Swecker & Mathis LLP
         Suite 500
         1737 King Street
         Alexandria, Virginia 22314


         9.07 Governing Law. This Agreement shall be construed and the respective rights of the parties hereto determined according to the substantive law of New Jersey, United States of America other than those provisions governing conflict of laws. Each party hereto hereby irrevocably submits to the jurisdiction of any court in the State of New Jersey.

         9.08 Entire Agreement. The terms and provisions contained in this Agreement constitute the entire Agreement between the parties and shall supersede all previous communications, representations, agreements or understandings, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying or extending this Agreement shall be binding upon either party hereto, unless in writing which specifically refers to this Agreement, signed by duly authorized officers or representatives of the respective parties and the provisions of this Agreement not specifically amended thereby shall remain in full force and effect.

         9.09 Non-Waiver. Any waiver must be explicitly in writing. The waiver by either of the parties to this Agreement of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

         9.10 Severability. If and to the extent that any court or tribunal of competent Jurisdiction holds any of the terms, provisions or conditions or parts thereof of this Agreement, or the application hereof to any circumstances, to be invalid or to be unenforceable in a final nonappealable order, the remainder of this Agreement and the application of such term, provision or condition or party thereof to circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each of the other terms, provisions and conditions of this Agreement shall be valid and enforceable to the fullest extent of the law.

         9.11 Agency. The relationship of the parties under this Agreement is that of independent contractors. Neither party shall be deemed to be the agent of the other, and neither is authorized to take any action binding upon the other.

         9.12 Counterparts and Headings. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same Agreement. All headings in this Agreement are inserted for convenience of reference only and shall not affect its meaning or interpretation.

IN WITNESS WHEREOF, LICENSOR and LICENSEE have executed this Agreement in duplicate as of the day and year first above written.

                                    WARNER-LAMBERT COMPANY


                                    ----------------------------
                                    Name:
                                    Title:


                                    FIRST HORIZON PHARMACEUTICAL CORPORATION


                                    -----------------------------
                                    Name:
                                    Title:

                                    EXHIBIT A


4370           USA        P            01     G
               APP#: 098871
               DATE:24SE1987
               PAT#: 4816456
               DATE:28MR1989
               EXP.DT:09SE2007


                                  ABSTRACT:

                                  A METHOD FOR TREATING CENTRAL NERVOUS SYSTEM OR PERIPHERAL
                                  NERVOUS SYSTEM CHOLOINERGIC DEFICIT STATES SUCH AS ALZHEIMER'S
                                  DISEASE IN A MAMMAL, SAID METHOD COMPRISING ADMINISTERING
                                  TO SAID MAMMAL AN AMOUNT OF A MONOAMINE ACRIDINE DERIVATIVE
                                  EFFECTIVE IN THE TREATMENT OF A CHOLINERGIC DEFICIT STATE AND
                                  FOR A TIME SUFFICIENT TO ACHIEVE A SUITABLE BLOOD LEVEL TO TREAT
                                  SAID CHOLINERGIC DEFICIT STATE. THE PREFERRED MONOAMINE ACRIDINE
                                  DERIVATIVE IS 1,2,3,4-TETRAHYDRO-5-AMINO ACRIDINE A UNIT DOSAGE
                                  PHARMACEUTICAL COMPOSITION OF MATTER COMPRISING AN EFFECTIVE
                                  AMOUNT OF SAID MONOAMINE ACRIDINE DERIVATIVE SUFFICIENT TO TREAT
                                  SAID CHOLINERGIC DEFICIT STATE AND A PHARMACEUTICALLY ACCEPTABLE
                                  INERT CARRIER THEREFOR IS ALSO DISCLOSED. CIP OF U.S. SERIAL NO.
                                  914,076 FILED 01OC1986. NO PRIORITY



4370           ASTL                           G
               APP#: 80707/87
               DATE:28SE1987
               PAT#: 621035
               DATE:03MR1993
               EXP.DT:28SE2007



4370           ASTL       D            02     F
               APP#: 78886/94
               DATE:17NO1994
               PAT#:
               DATE:
               EXP.DT:


4370           ATRA             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:26OC2014


4370           ATRA             X             G
               APP#: E106245
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           ATRA   J         X             G
               APP#: SZ9/96
               DATE:23MY1996
               PAT#: SZ9/96
               DATE:23FE1998
               EXP.DT:05MY2009



4370           BELG             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           BELG             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           BELG   J         X             F
               APP#: 96C0021
               DATE:05JE1996
               PAT#:
               DATE:
               EXP.DT:



4370           DENM             P             F
               APP#: 2958/88
               DATE:28SE1987
               PAT#:
               DATE:
               EXP.DT:



4370           EPC              E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           EPC              X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           FRAN             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           FRAN             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           GBRI             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           GERM             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           GERM             X             G
               APP#: EP0328535
               DATE:28SE1987
               PAT#: P3789967.2
               DATE:01JE1995
               EXP.DT:28SE2007



4370           ITAL             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:




4370           ITAL             X             G
               APP#: 4919/BE94
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           LUXE             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           LUXE             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007


4370           MEXI                           F
               APP#: 923762
               DATE:29JE1992
               PAT#:
               DATE:
               EXP.DT:





4370           NETH             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:


4370           SWED             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:


4370           SWED             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           SWIT             E             F
               APP#: 931177982.4
               DATE:26OC1994
               PAT#:
               DATE:
               EXP.DT:



4370           SWIT             X             G
               APP#: 87906711.4
               DATE:28SE1987
               PAT#: EP0328535
               DATE:01JE1995
               EXP.DT:28SE2007



4370           SWIT   J                       G
               APP#: 52934
               DATE:16JE1995
               PAT#: C0328535/01
               DATE:30AP1996
               EXP.DT:16JE2010


In addition, there are corresponding patents in Canada, Japan and Brazil which are in the process of being abandoned. It may be possible to revive these patents if Horizon so desires.

                                    EXHIBIT B


Settlement and License Agreement dated as of September 28, 1994 between Hoechst-Roussel Pharmaceuticals Inc. and Warner-Lambert Company (Shutske patent)

Agreement dated September 8, 1987 between Warner-Lambert Company and Mount Sinai School of Medicine

                                 EXHIBIT 7.1.10

                          TRANSITION SERVICES AGREEMENT

         TRANSITION SERVICES AGREEMENT, dated May ___, 2000, between FIRST HORIZON PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, whose principal office is located at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076 ("Horizon"), and WARNER-LAMBERT COMPANY, a corporation organized and existing under the laws of Delaware, whose principal office is located at 201 Tabor Road, Morris Plains, New Jersey 07950 ("Warner-Lambert"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement, dated as of April 14, 2000 (the "Purchase Agreement"), by and between Warner-Lambert and Horizon.

                                   WITNESSETH:


         WHEREAS, pursuant to the Purchase Agreement, Warner-Lambert has agreed to sell and Horizon has agreed to purchase the Assets;

         WHEREAS, it is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Warner-Lambert and Horizon enter into this Agreement;

         WHEREAS, the parties wish to facilitate an orderly transfer of the Cognex business to Horizon; and

         WHEREAS, Warner-Lambert and certain of its Affiliates (the "Service Providers") are willing to provide certain transitional administrative services to Horizon upon the terms and conditions set forth below;

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the parties hereto agree as follows:


Article 1. Definitions. As used in this Agreement, the following terms will have the meanings set forth below:

         "Business" means the Cognex business in the European countries in the Territory.

         "Business Data" means all files, documents, books and records relating to the Business in the possession or under the control of Warner-Lambert or certain of its Affiliates in connection with the Services.

         "Incremental Services" will have the meaning set forth in Section 5.2.

         "Invoice" will have the meaning set forth in Section 5.3.

         "Service Providers" will have the meaning set forth in the forepart of this Agreement.

         "Services" will have the meaning set forth in Section 2.1.

Article 2.   Services.

         2.1 Services to be Made Available. In accordance with the terms and provisions of this Agreement, Warner-Lambert agrees to provide or cause to be provided to Horizon the transitional services relating to the Business that are described on Schedule A hereto (collectively, the "Services") for the term of this Agreement. Except as may be agreed by Warner-Lambert, provision of each such Service will be limited to substantially the same number and quality of employees as are currently involved in the conduct of the Business.

         2.2 Controlling Provisions. In ordering and delivering Services and Incremental Services hereunder, Warner-Lambert, the Service Providers and Horizon may employ their standard forms, but nothing in those forms will be construed to modify or amend the terms of this Agreement and in case of conflict herewith, this Agreement will control.

         2.3 Cash Management. In the event that provision of any of the Services requires Warner-Lambert or any Service Provider to receive cash or other moneys on behalf of Horizon, Warner-Lambert will utilize or cause to be utilized commercially reasonable efforts to assure that such cash or other moneys are promptly credited to one or more accounts designated by Horizon. Horizon agrees that payments to Horizon may be made in local currency and that if Horizon elects to receive payment in any currency other than the currency of payment, Horizon bears all currency exchange costs and risk related thereto.

Article 3.  Title to Equipment and Media.

         3.1 Property of Warner-Lambert. Unless furnished to Warner-Lambert or any Service Provider by Horizon, all equipment used in connection with providing the Services and all media upon which information of Horizon is stored in connection with the Services is and will remain the property of Warner-Lambert or the relevant Service Provider.

Article 4.  Intentionally Omitted.

Article 5.  Billing.

         5.1 Fees. Services relating to the maintenance of the Business in the ordinary course will be provided to Horizon for the term of this Agreement, free of charge.

         5.2 Incremental Services and Out-of-Pocket Expenses. (a) Horizon will be charged, per hour, the amount shown in Schedule A for the Incremental Services referred to therein, plus applicable value added taxes; provided, however, Horizon will not be charged for Incremental Services to the extent such Incremental Services are required solely as a result of a breach of this Agreement by Warner-Lambert or the Service Providers. As used herein, "Incremental Services" means Services that would not, in the ordinary course of business, be required to operate the Business, including, but not limited to responding to investigations by Governmental or Regulatory Authorities regarding the Product. Horizon will have the option of terminating an Incremental Service and its corresponding fees, as set forth in Schedule A hereto, upon seven (7) days' written notice to Warner-Lambert.

                  (b) Horizon will be charged for all of Warner-Lambert's and the Service Providers' unrelated third-party out-of-pocket expenses, reasonably incurred in connection with providing the Services and Incremental Services; provided, however, Horizon will not be charged for any such unrelated third-party out-of-pocket expenses to the extent such unrelated third-party out-of-pocket expenses resulted solely from a breach of this Agreement by Warner-Lambert or the Service Providers. Before incurring any single such expense in excess of the local equivalent of U.S.$5,000, Warner-Lambert will notify Horizon or cause Horizon to be notified. Horizon promptly will approve or reject such expense. If Horizon rejects such expense, Warner-Lambert will be released from all obligations to provide any Services or Incremental Services reasonably dependent upon the activities related to such expense.

                  5.3 Payment. Unless otherwise agreed, Warner-Lambert will issue or cause to be issued a monthly invoice (the "Invoice(s)") for the fees relating to Incremental Services rendered pursuant to this Agreement and for reimbursement of any third party, out-of-pocket expense incurred in connection with providing the Services or Incremental Services (which invoice will include copies of all third party invoices that exceed the local equivalent of U.S.$5,000) and Horizon will pay or cause to be paid such Invoice to an account designated by Warner-Lambert in immediately available funds within thirty (30) days from the date of invoice. Unless Horizon specifically objects in writing, Warner-Lambert will be entitled to cause any Invoice that is unpaid within such thirty (30) day period to be paid from funds of any Horizon account that Warner-Lambert may manage on Horizon's behalf hereunder. Horizon acknowledges that the out-of-pocket expenses will be incurred in local currency, and the terms of reimbursement thereof in any alternative currency shall be subject to the agreement of Warner-Lambert.

Article 6.  Indemnification.

         6.1 Indemnification by Horizon. Horizon will indemnify and hold Warner-Lambert and its respective Affiliates, agents, directors, officers, employees and representatives harmless from and against any and all Losses which they may at any time incur by reason of any Action brought by any Governmental Authority or other third party arising out of or resulting from (a) any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any agreement or covenant made by Horizon in this Agreement, (b) any negligent act or omission of Horizon or any of its Affiliates and (c) provision of the Services or Incremental Services, provided that in providing the Services or Incremental Services Warner-Lambert employs at least the same level of care as it currently employs in providing similar services for its own businesses.

         6.2 Indemnification by Warner-Lambert. Warner-Lambert will indemnify and hold Horizon and its respective Affiliates, agents, directors, officers, employees and representatives harmless from and against any and all Losses which they may at any time incur by reason of any Action brought by any Governmental Authority or other third party arising out of or resulting from any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any agreement or covenant made by Warner-Lambert in this Agreement; provided, however, that with respect to the provision of Services or Incremental Services, Warner-Lambert will be liable only to the extent of its failure to employ at least the same level of care as it employs in providing similar services for its own businesses or the gross negligence or willful misconduct of Warner-Lambert.

         6.3 Indemnification Procedures. Indemnification under Section 6.1 or Section 6.2 will be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest or otherwise protect against any such claim or suit (including by way of settlement and release) at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party will be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. If the indemnifying party fails timely to defend, contest or otherwise protect against any such claim or suit, the indemnified party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the timely defense of such matter, the indemnified party will not be entitled to recover from the indemnifying party its costs incurred in the defense thereof. The indemnified party will cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

         6.4 Disclaimer. Except as expressly provided herein, the Services and Incremental Services are provided "as is" and without any express or implied warranties, including the warranties of merchantability and fitness for a particular purpose.

         6.5 Certain Losses. Under no conditions will Warner-Lambert be liable for any special, incidental or consequential damages (including, without limitation, loss of business, profits or good will) in connection with its performance under this Agreement.

         6.6 Survival. The provisions of this Article 6 will survive the expiration or earlier termination of this Agreement for so long as an indemnified party hereunder may have liability under applicable Law.


Article 7.  Term; Termination.

         7.1 Term. This Agreement will expire on November 30, 2000, or earlier upon termination of all Services and Incremental Services pursuant to
Section 7.2.

         7.2 Termination. (a) In the event that either party materially fails to perform any of its duties or obligations pursuant to this Agreement and such failure is not cured within thirty (30) days after notice to such party specifying the nature of such material failure, the other party may terminate this Agreement upon further notice to the defaulting party.

                  (b) Horizon may terminate this Agreement upon thirty (30) days' prior written notice to Warner-Lambert. Horizon will be relieved of any obligation to pay for terminated Services and Incremental Services from and after the effective date of such termination; provided, however, that Horizon will continue to pay for any noncancellable commitments reasonably made by Warner-Lambert in anticipation of providing the Services as required herein. Warner-Lambert agrees to use its commercially reasonable efforts to provide Horizon with a list of any such noncancellable commitments at least seven (7) days prior to the termination of the Agreement by Horizon.

                  (c) Either party may, in its discretion and without prejudice to its other rights and remedies at law, terminate this Agreement immediately in the event that the other party becomes insolvent, has a receiver, examiner or liquidator appointed over the whole or any part of its assets, has an order made or resolution passed for it to be wound up or enters into any arrangement or composition with its creditors.

                  (d) Warner-Lambert may terminate this Agreement if any entity or person (other than Horizon or any of its Affiliates) acquires ownership or control of 50% or more of Horizon's voting capital stock or substantially all of its assets.

         7.3 Effect of Termination. (a) Expiration or termination of this Agreement for any reason, will not release either party from any liability which at said time it has already incurred to the other party, nor affect in any way the survival of any rights, duties or obligations of either party that are expressly stated elsewhere in this Agreement to survive said expiration or prior termination. Nothing in the immediately preceding sentence will affect the right of the party aggrieved by any breach of this Agreement to be compensated for any injury or damage resulting therefrom that is incurred before or after such expiration or termination.

                  (b) Upon expiration or termination of this Agreement, all fees owed by Horizon to Warner-Lambert for Services and Incremental Services provided through the date of such expiration or termination will be paid within thirty (30) days of the date of such expiration or termination.

                  (c) Promptly after the expiration or earlier termination of this Agreement, Warner-Lambert will deliver or make available to Horizon all of the Business Data, and if at any time after the termination of this Agreement Warner-Lambert discovers in its possession or under its control any other Business Data, it will forthwith deliver such Business Data to Horizon. Notwithstanding the foregoing, to the extent any of the Business Data are items susceptible to duplication and are either (x) used in connection with any of Warner-Lambert's businesses other than the Business or (y) are required by Law to be retained by Warner-Lambert, Warner-Lambert may deliver photostatic copies or other reproductions from which, in the case of Business Data referred to in clause (x).

Article 8.  Miscellaneous.

         8.1 Further Assurances. Subject to the provisions hereof, each of Warner-Lambert and Horizon will execute and deliver such other agreements, documents or instruments and take or cause to be taken such other actions as may be reasonably required in order to effect the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of Warner-Lambert and Horizon will, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable Laws, obtain all required consents and approvals and make all required filings with any Governmental Authority and promptly provide the other with all such information as the other party may reasonably request in order to be able to comply with the provisions of this sentence.

         8.2 Notices. All demands, notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or by mail (first class, postage prepaid) to the parties at the following addresses or facsimile numbers:

if to Warner-Lambert, addressed to:

                  Warner-Lambert Company
                  201 Tabor Road
                  Morris Plains, New Jersey  07950
                  Attention:  President, Pharmaceutical Sector
                  Fax No: (973) 385-4009

if to HORIZON, addressed to:

                  First Horizon Pharmaceutical Corporation
                  660 Hembree Parkway, Suite 106
                  Roswell, Georgia 30036
                  Attention: Chief Financial Officer
                  Fax No: (770) 442-9594

         a copy of all notices and communications hereunder having the effect of amending, supplementing, modifying or assigning this Agreement shall be provided to:

                  Warner-Lambert Company
                  201 Tabor Road
                  Morris Plains, New Jersey 07950
                  Attention:        Senior Vice President and General Counsel
                  Facsimile No. (973) 385-3927

or to such other address as a party hereto shall specify to the other party hereto in writing.

         8.3 Confidentiality. All confidential information of Warner-Lambert disclosed to Horizon or any of its Affiliates in connection herewith and all confidential information of Horizon and its Affiliates disclosed to Warner-Lambert or its Service Providers in connection herewith will be held in confidence and will not be disclosed by the other party to any third party or used outside the scope of this Agreement, except that Horizon or Warner-Lambert, as the case may be, may disclose such information to its Affiliates or its employees who are under a similar obligation of secrecy in furtherance of the purposes of this Agreement; provided, however, that the aforesaid obligation of confidentiality assumed by Horizon and its Affiliates and Warner-Lambert and its Service Providers hereunder will not apply to any confidential information (collectively referred to as "Information" for purposes of this Section 8.3) which (i) was or becomes available to Horizon or Warner-Lambert, as the case may be, on a non-confidential basis from a source that is not under an obligation (whether contractual, legal or fiduciary) to the other party to keep such information or data confidential, (ii) was previously known to the Receiving Party (defined below), as established by competent evidence or (iii) was or becomes a part of the public domain through no fault of the Disclosing Party (defined below). If the party receiving Information of the other party (the "Receiving Party") is requested in any judicial or administrative proceeding or by any Governmental Authority to disclose any Information of the other party (the "Disclosing Party"), the Receiving Party will give the Disclosing Party prompt notice of such request so that the Disclosing Party may seek an appropriate protective order. The Receiving Party will cooperate fully with the Disclosing Party in obtaining such an order. If in the absence of a protective order the Receiving Party is nonetheless compelled to disclose Information of the Disclosing Party, the Receiving Party may make such disclosure without liability hereunder, provided that the Receiving Party gives the Disclosing Party written notice of the Information to be disclosed as far in advance of its disclosure as is practical and, upon the Disclosing Party's request and at its expense, the Receiving Party will use reasonable efforts to obtain reasonable assurances that confidential treatment will be accorded to such Information. The obligations of confidentiality in this Section
8.3 will survive the expiration or earlier termination of this Agreement until the confidential information disclosed hereunder is no longer "Information" as defined herein.

         8.4 Third Party Beneficiaries. Each party intends that this Agreement will not benefit or create any right or cause of action in or on behalf of any Person other than Warner-Lambert, the Service Providers and Horizon.

         8.5 Entire Agreement. This Agreement, including all Schedules hereto (which Schedules are hereby incorporated into and made a part of this Agreement), constitutes the entire agreement between the parties and supersedes all previous communications, representations, agreements or understandings, either oral or written, between the parties with respect to the subject matter hereof and this Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         8.6 Authority. Horizon hereby authorizes Warner-Lambert and its Affiliates and subcontractors to do all such things in the name or for the account of Horizon as may be necessary or desirable for, or incidental to, the performance of any of the Services in the ordinary course of business, including the execution and delivery of any document.

         8.7 Contractual Relationship. Nothing contained in this Agreement will be deemed to create any joint venture, partnership or principal-agent relationship between Warner-Lambert and Horizon or any of their respective Affiliates and neither of the parties will hold itself out in any manner which would indicate any such relationship with the other.

         8.8 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement will be binding upon and, subject to the terms of the foregoing sentence, inure to the benefit of the parties hereto, their respective successors, legal representatives and assigns.

         8.9 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, will be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

         8.10 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         8.11 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any party hereto under this Agreement will not be affected materially and adversely thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added as a part of this Agreement by mutual agreement of the parties, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         8.12 Force Majeure. Except in the case of monetary obligations hereunder, the occurrence of an event which materially interferes with the ability of a party to perform its obligations or duties hereunder that is not within the reasonable control of the party affected, not due to malfeasance and that could not with the exercise of due diligence have been avoided ("Force Majeure"), including, but not limited to, fire, accident, labor difficulty, strike, riot, civil commotion, act of nature, delay or errors by shipping companies or change in Law will not excuse such party from the performance of its obligations or duties under this Agreement, but will merely suspend such performance during the continuation of Force Majeure. The party prevented from performing its obligations or duties because of Force Majeure will promptly notify the other party hereto (the "Other Party") of the occurrence and particulars of such Force Majeure and will provide the Other Party, from time to time, with its best estimate of the duration of such Force Majeure and with notice of the termination thereof. The party so affected will use its best efforts to avoid or remove such causes of nonperformance. Upon termination of Force Majeure, the performance of any suspended obligation or duty will promptly recommence. Except as otherwise specifically provided herein, neither party will be liable to the other party for any direct, indirect, consequential, incidental, special, punitive or exemplary damages arising out of or relating to the suspension or termination of any of its obligations or duties under this Agreement by reason of the occurrence of Force Majeure. In the event that Force Majeure has occurred and is continuing for a period of at least 2 months, the Other Party will have the right to terminate this Agreement upon 30 days notice.

         8.13 Governing Law. This Agreement and the rights and obligations of the parties hereunder will be governed by, and construed and interpreted in accordance with, the laws of New York applicable to a contract executed and performed in such state.

         8.14 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party, as of the date first above written.

                                     WARNER-LAMBERT COMPANY



                                     By:
                                         ---------------------------------------

                                          Name:
                                                 -------------------------------

                                          Title:
                                                 -------------------------------


                                     FIRST HORIZON PHARMACEUTICAL CORPORATION



                                     By:
                                         ---------------------------------------

                                          Name:
                                                 -------------------------------

                                          Title:
                                                 -------------------------------

                                                                      Schedule A

[****]-CONFIDENTIAL TREATMENT REQUESTED

                                    SERVICES



1.       Services :


                                    Services

Regulatory Services :

Maintenance of Registrations, including processing of payments for renewal and annual fees

Contact with Governmental and Regulatory Authorities with respect to the Product, including reporting of adverse events

Responding to customer complaints or physician inquiries

Providing a Qualified Person for the release of the Product in the European countries in the Territory


Preparation and filing of Product Periodic Safety Update Report


Sales administration: Sales orders, shipping management, billing, processing of returns (including providing Horizon with monthly reports of returns in the Primary Countries) and collection services


Storage of Product (to the extent ordinarily stored in facilities of Warner-Lambert or its Affiliates)

Assistance with transferring the foregoing functions to Horizon or its designee



2.       Incremental Services


                                       Services                                                  Hourly Fee*
------------------------------------------------------------------------------------------------------------
Regulatory Services:                                                                              $ [*****]


Investigation of
- any request or suggestions that the Product needs to be recalled or withdrawn**

- any request or suggestion that calls into question the quality** or safety of the Product

-adverse events

Quality investigations of customer complaints including but not limited to complaints alleging suspected or actual product tampering, contamination** or mislabeling***

Any communications with physicians in relation to the Product.

Any periodic testing of Product as requested by Governmental or Regulatory Authorities

Responding to an investigation or inquiry of any Governmental or Regulatory Authority concerning the Product, including but not limited to further investigation or inquiry regarding the mouse carcinogenicity study.

Management of Product recalls**


*Plus applicable value added taxes
** Horizon shall not bear the cost of such service where the recall is for a failure of Products manufactured by Warner-Lambert to meet Specifications, where such failure is due solely to the actions or omissions of Warner-Lambert. ***Horizon shall not bear the cost of such service where the investigation is for a failure of Products manufactured by Warner-Lambert to meet Specifications, where such failure is due solely to the actions or omissions of Warner-Lambert

                                                                  EXHIBIT 7.1.10

                  LICENSE AGREEMENT (ASSIGNMENT AND ASSUMPTION)

         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated May __, 2000, by and between First Horizon Pharmaceutical Corporation, a company incorporated under the laws of Delaware and having its principal place of business at 660 Hembree Parkway, Suite 106, Roswell, Georgia 30036 ("Horizon") and Warner-Lambert Company, a company incorporated under the laws of Delaware and having its principal place of business at 201 Tabor Road, Morris Plains, New Jersey 07950, U.S.A. ("Warner"). Capitalized terms not otherwise defined herein shall have the meanings set forth in Article 1.

WHEREAS, Warner entered into the contracts listed in Appendix A hereof (the "Contracts"), in connection with the development, manufacturing, marketing, promotion and sale of the Cognex products; and

WHEREAS, on the date hereof, Warner has sold its Cognex business to Horizon pursuant to the terms of an Asset Purchase Agreement dated April 14, 2000 (the "Asset Purchase Agreement");

WHEREAS, Warner wishes, pursuant to the terms of the Asset Purchase Agreement, to assign the Contracts to Horizon and Horizon is willing to accept the rights and assume the obligations relating thereto;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the Parties hereto agree as follows:


                                    ARTICLE 1

                            ASSIGNMENT AND ASSUMPTION

         1.1 Assignment. Warner hereby transfers and assigns to Horizon, its successors and permitted assigns, all right, title and interest of Warner in, to and under the Contracts.

         1.2 Assumption. Horizon hereby assumes as its own liability until discharged in full, and agrees to perform, each and every obligation on the part of Warner arising and to be performed under the Contracts on and after the date hereof, with the same force and effect as if Horizon had been originally a party to the Contracts.


                                    ARTICLE 2

                                  MISCELLANEOUS

         2.1 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

         2.2 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

         2.3 Assignment. This Agreement and any rights and obligations hereunder shall not be assignable by a party hereto, without the prior written consent of the other party; provided that Horizon may assign this Agreement to one or more of its affiliates.

         2.4 Further Assurances. Each party hereto shall execute such other documents and instruments and take such other actions as may be necessary to effect the transactions contemplated hereby and further to comply with all applicable Laws in connection with this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, on the day and year set forth above.



                                       FIRST HORIZON PHARMACEUTICAL CORPORATION


                                       ----------------------------------------
                                       Name:
                                       Title:


                                       WARNER-LAMBERT COMPANY



                                       ----------------------------------------
                                       Name:
                                       Title:

                                   APPENDIX A

                                    CONTRACTS


1. Settlement and License Agreement dated as of September 28, 1994 between Warner-Lambert Company and Hoechst-Roussel Pharmaceuticals Inc.

2. Agreement dated September 8, 1987 between Warner-Lambert Company and Mount Sinai School of Medicine.

3. Agreement dated April 20, 1990 between Warner-Lambert Company and Shire Holdings Limited.